TRANSAMERICA PARTNERS VARIABLE FUNDS

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Prospectus

May 1, 2008

Higher Risk
Lower Risk
International Equity
Small Core
Growth
Large Growth
Large Core
Large Value
Balanced
Calvert
High Yield Bond
Core Bond
Inflation-Protected Securities
High Quality Bond
Money Market
Intermediate/Long Horizon
Intermediate Horizon
Short Horizon

TRANSAMERICA PARTNERS VARIABLE FUNDS
TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS
Prospectus
May 1, 2008
International Equity Small Core Growth
Large Growth
Intermediate/Long Horizon Large Core
Large Value Balanced Intermediate Horizon
Calvert
High Yield Bond
Short Horizon Core Bond
Inflation-Protected Securities High Quality Bond Money Market

Notice of privacy policy.
At Transamerica Funds, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.
What Information We Collect and From Whom We Collect It
We may collect nonpublic personal information about you from the following sources:
•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.
What Information We Disclose and To Whom We Disclose It
We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.
Our Security Procedures
We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.
If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.
Note: This privacy policy applies only to customers that have a direct relationship with us or our wholly-owned subsidiaries. If you own shares of a Transamerica Fund in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.
Not part of the prospectus

Prospectus

TRANSAMERICA PARTNERS VARIABLE FUNDS
TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

GROUP VARIABLE ANNUITY CONTRACTS
Sections 401(a), 401(k), 403(b), 408(IRA), 457 and NQDC

Issued By

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
(“TFLIC”)
4 Manhattanville Road, Purchase, New York 10577; (800) 755-5801

This prospectus describes group variable annuity contracts (called Contracts) that are designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax-exempt organizations, IRA contractholders, and taxed organizations in the case of the Section 401(a) and/or Section 401(k) contracts and corporate nonqualified deferred compensation contracts.

Participants may allocate amounts contributed and remitted to TFLIC on their behalf under the Contracts (called purchase payments) to one of two segregated investment accounts of TFLIC: the Transamerica Partners Variable Funds and the Transamerica Asset Allocation Variable Funds. Prior to May 1, 2008, these accounts were known as the Diversified Investors Variable Funds and the Diversified Investors Strategic Variable Funds.

Participants may allocate purchase payments directed to the Transamerica Partners Variable Funds Account to subaccounts that invest in corresponding underlying mutual funds. Currently, thirteen subaccounts are available: Money Market Subaccount, High Quality Bond Subaccount, Inflation-Protected Securities Subaccount, Core Bond Subaccount, High Yield Bond Subaccount, Balanced Subaccount, Large Value Subaccount, Large Core Subaccount, Large Growth Subaccount, Small Core Subaccount, Growth Subaccount, International Equity Subaccount and Calvert Subaccount. Each Subaccount, other than the Calvert Subaccount, invests in a corresponding mutual fund that is a series of Transamerica Partners Portfolios. The Calvert Subaccount invests only in the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc.

Participants may allocate purchase payments directed to the Transamerica Asset Allocation Variable Funds Account to subaccounts that invest in combinations of subaccounts of the Transamerica Partners Variable Funds Account. Currently, three subaccounts are available: Transamerica Asset Allocation — Short Horizon Subaccount, the Transamerica Asset Allocation — Intermediate Horizon Subaccount, and the Transamerica Asset Allocation — Intermediate/Long Horizon Subaccount.

To learn more about the Contracts, the segregated investment accounts and their underlying investments, you can obtain a copy of the accounts’ annual and semi-annual reports or a copy of the Statement of Additional Information (“SAI”) dated the date of this prospectus. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference. The SAI’s table of contents can be found on page 62 of this prospectus. You may obtain these documents from TFLIC without charge upon written request to the above address or by telephoning (800)-755-5801. You can also obtain copies of these documents from the accounts’ website at http://www.transamericafunds.com or from the Securities and Exchange Commission’s web site at http://www.sec.gov.

This prospectus sets forth the basic information that you should know before investing. Please keep this prospectus for future reference.

This prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

May 1, 2008

(This page intentionally left blank.)

-i-

-ii-

-iii-

DEFINITIONS

As used in this Prospectus, the following terms have the meanings indicated:

Accumulation Account: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

Accumulation Period: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (see “Annuity Purchase Date” below), or earlier termination of his/her Accumulation Account.

Asset Allocation Funds Account: a segregated investment account of TFLIC which has been designated Transamerica Asset Allocation Variable Funds and to which Purchase Payments may be allocated.

Asset Allocation Funds Subaccounts: those Subaccounts of the Asset Allocation Funds Account that are made available under the Contracts.

Balanced Portfolio: Transamerica Partners Balanced Portfolio, a series of Transamerica Partners Portfolios.

Calvert Series: the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

Contractholder: a state educational organization or eligible tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations.

Contract Year: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

Contracts: the group variable annuity contracts offered by TFLIC to Contractholders, IRA Contractholders or NQDC Contractholders as described in this Prospectus.

Core Bond Portfolio: Transamerica Partners Core Bond Portfolio, a series of Transamerica Partners Portfolios.

Fixed Annuity: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

Growth Portfolio: Transamerica Partners Growth Portfolio, a series of Transamerica Partners Portfolios.

High Quality Bond Portfolio: Transamerica Partners High Quality Bond Portfolio, a series of Transamerica Partners Portfolios.

High Yield Bond Portfolio: Transamerica Partners High Yield Bond Portfolio, a series of Transamerica Partners Portfolios.

Inflation-Protected Securities Portfolio: Transamerica Partners Inflation-Protected Securities Portfolio, a series of Transamerica Partners Portfolios.

International Equity Portfolio: Transamerica Partners International Equity Portfolio, a series of Transamerica Partners Portfolios.

IRA Contractholder: a tax-exempt, or taxed organization or an association of members who share a common interest.

Large Core Portfolio: Transamerica Partners Large Core Portfolio, a series of Transamerica Partners Portfolios.

Large Growth Portfolio: Transamerica Partners Large Growth Portfolio, a series of Transamerica Partners Portfolios.

Large Value Portfolio: Transamerica Partners Large Value Portfolio, a series of Transamerica Partners Portfolios.

Managing Board: the Managing Board of the Transamerica Asset Allocations Funds Account.

-iv-

Money Market Portfolio: Transamerica Partners Money Market Portfolio, a series of Transamerica Partners Portfolios.

NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

Participant: an employee participating under a Contract issued to or adopted by his/her employer or an individual participating under a Contract issued to an IRA Contractholder.

Plan: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein from amounts contributed by the Plan sponsor or by Plan participants.

Portfolios: the series of Transamerica Partners Portfolios described herein.

Purchase Payment: the amount contributed and remitted to TFLIC by an employer on behalf of a Participant.

Small Core Portfolio: Transamerica Partners Small Core Portfolio, a series of Transamerica Partners Portfolios.

TAM: Transamerica Asset Management, Inc., a registered investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of TFLIC.

TCI: Transamerica Capital, Inc., a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and an affiliate of TFLIC.

Transamerica Partners Portfolios: an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

Unit: the measure by which the value of an investor’s interest in each Subaccount is determined.

Valuation Date: each day that the New York Stock Exchange is open for trading.

Valuation Period: the period between the ending of two successive Valuation Dates.

Variable Funds Account: a segregated investment account of TFLIC which has been designated Transamerica Partners Variable Funds and to which Purchase Payments may be allocated.

Variable Funds Bond Subaccounts: the High Quality Bond, Inflation-Protected Securities, Core Bond and High Yield Bond Subaccounts of the Variable Funds Account, each of which invests in a corresponding series of Transamerica Partners Portfolios.

Variable Funds Money Market Subaccount: the Money Market Subaccount of the Variable Funds Account, which invests in the Money Market Portfolio of Transamerica Partners Portfolios.

Variable Funds Stock Subaccounts: the Large Value, Large Core, Large Growth, Small Core, Growth and International Equity Subaccounts of the Variable Funds Account, each of which invests in a corresponding series of Transamerica Partners Portfolios.

Variable Funds Subaccounts: those Subaccounts of the Variable Funds Account that are made available under the Contracts.

SYNOPSIS

Fee Tables

The following tables describe the various costs and expenses that you will pay, directly or indirectly, if you invest in the Variable Funds Account or the Asset Allocation Funds Account. Premium taxes may also be deducted.

Transamerica Partners Variable Funds

The following table shows the fees and expenses that you will pay periodically during the time that you invest in the Variable Funds Account, not including the fees and expenses of the underlying Portfolios (or the Calvert Series).

Annual Contract Fee (maximum)	$50	(1)
Annual Contract Fee (current)	None	(1)
Separate Account Annual Expenses (as a percentage of average account value)
Mortality and Expense Risk Fees (maximum)	1.25	%(2)
Mortality and Expense Risk Fees (current)	1.10	%(2)
Management Fees	None	(3)
Other Expenses	None	(3)
Total Separate Account Annual Expenses	1.10	%(3)

(1)	TFLIC reserves the right to deduct an annual contract charge from a Participant’s Accumulation Account in accordance with the provisions of the Contracts. TFLIC has no present intention to impose such a charge, but it may do so in the future.

(2)	TFLIC reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice.

(3)	No management fees are charged directly to the Variable Funds Subaccounts. However, your investment in each Variable Funds Subaccount will bear its pro rata share of the fees and expenses of the Portfolio or Calvert Series in which it invests. See the table below for the fees and expenses of each Portfolio. Total Separate Account Annual Fees for each Portfolio (prior to waiver and/or expense reimbursement) are equal to the Total Annual Portfolio Operating Expenses of that Portfolio (listed in the table below) plus the Mortality and Expense Risk Fees (listed above).

Transamerica Asset Allocation Variable Funds

The following table shows the fees and expenses that you will periodically pay during the time that you invest in the Asset Allocation Funds Account:

		Intermediate	Intermediate/Long
	Short Horizon	Horizon	Horizon
	Subaccount	Subaccount	Subaccount

Annual Contract Fee	None	None	None
Annual Expenses (as a percentage of average net assets)
Management Fees	0.20%	0.20%	0.20%
Mortality and Expense Risk Fees (maximum)	(1)	(1)	(1)
Mortality and Expense Risk Fees (current)	(1)	(1)	(1)
Acquired Fund Fees and Expenses(2)	1.53%	1.65%	1.71%
Total Annual Expenses	1.73%	1.85%	1.91%

(1)	TFLIC currently charges mortality and expense risk fees of 1.10% and reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice. These Mortality and Expense Fees are charged to the underlying Variable Funds Subaccounts and are reflected under “Acquired Fund Fees and Expenses”. Each Asset Allocation Funds Subaccount will bear, indirectly, its pro rata share of the mortality and expense risk fees charged at the Variable Funds Subaccount level.
(2)	Each Asset Allocation Funds Subaccount also bears, indirectly, its pro rata share of the expenses of the Portfolios in which it invests through the various Variable Funds Subaccounts as reflected under Acquired Fund Fees and Expenses.

Total Annual Portfolio Operating Expenses

The following table shows the minimum and maximum total operating expenses charged by the Portfolios and the Calvert Series that you may pay periodically during the time that you invest under a Contract.

	Minimum	Maximum

Expenses that are deducted from the assets of the Portfolio (or the Calvert Series), including management fees and other expenses	0.28	0.90
Expenses after taking account of certain reimbursements or waivers of expenses and fees	0.28	0.90

The following table shows the fees and expenses of each Portfolio. Your investment in each Variable Funds Subaccount or Asset Allocation Funds Subaccount will bear its pro rata share of the fees and expenses of the Portfolio or Calvert Series in which it invests. Details concerning the fees and expenses of the Calvert Series are contained in the prospectus for the Calvert Series.

		High	Inflation-		High
	Money	Quality	Protected	Core	Yield
	Market	Bond	Securities	Bond	Bond	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio*
Management Fees	0.25	0.35	0.35	0.35	0.55	0.45

Other Expenses	0.03	0.03	0.07	0.03	0.03	0.07

Total Annual Portfolio Operating Expenses	0.28	0.38	0.42	0.38	0.58	0.52

Fee Waiver and/or Expense Reimbursement(1)	—	—	0.02	—	—	0.02

Net Expenses	0.28	0.38	0.40	0.38	0.58	0.50

	Large	Large	Large		Small	International
	Value	Core	Growth	Growth	Core	Equity	Calvert
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Series*
Management Fees	0.45	0.60	0.62	0.77	0.80	0.75	0.70

Other Expenses	0.03	0.04	0.03	0.04	0.04	0.12	0.20

Total Annual Portfolio Operating Expenses	0.48	0.64	0.65	0.81	0.84	0.87	0.90

Fee Waiver and/or Expense Reimbursement(1)	(2)	(2)	(2)	0.01	(2)	(2)	—

Net Expenses	0.48	0.64	0.65	0.80	0.84	0.87	0.90

(1)	The investment adviser to each Portfolio has contractually agreed to reimburse certain Portfolio expenses. Each of these agreements has a term of 10 years from the date of this prospectus.
(2)	Amount waived less than 0.005%.

* The Balanced Subaccount and the Calvert Series Subaccount are not available to Asset Allocation Funds Subaccounts.

Transamerica Partners Variable Funds

Examples
If you (i)surrender your Contract at the end of the applicable time period, (ii) annuitize at the end of the applicable period or (iii) do not surrender your Contract, you would pay the following expenses on a $10,000 investment. These examples assume a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of any subaccount’s future performance) and assume the maximum fees and expenses of any of the Portfolios (or the Calvert Series). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.

The following example is based on fees after waivers and reimbursements and reflects the imposition of the 1.10% mortality and expense risk charge presently in effect.

	After	After	After	After
Subaccount	1 Year	3 Years	5 Years	10 Years

Money Market	$140	$437	$755	$1,657
High Quality Bond	$151	$468	$808	$1,768
Inflation-Protected Securities	$153	$474	$818	$1,791
Core Bond	$151	$468	$808	$1,768
High Yield Bond	$171	$530	$913	$1,987
Balanced	$163	$505	$871	$1,900
Large Value	$161	$499	$860	$1,878
Large Core	$177	$548	$944	$2,052
Large Growth	$178	$551	$949	$2,062
Growth	$193	$597	$1,026	$2,222
Small Core	$197	$609	$1,047	$2,264
International Equity	$200	$618	$1,062	$2,296
Calvert	$203	$627	$1,078	$2,327

The following example is based on fees after waivers and reimbursements and reflects the imposition of the maximum mortality and expense risk charge of 1.25% which may be imposed by TFLIC.

	After	After	After	After
Subaccount	1 Year	3 Years	5 Years	10 Years

Money Market	$156	$483	$834	$1,824
High Quality Bond	$166	$514	$887	$1,933
Inflation-Protected Securities	$168	$520	$897	$1,955
Core Bond	$166	$514	$887	$1,933
High Yield Bond	$186	$576	$990	$2,148
Balanced	$178	$551	$949	$2,062
Large Value	$176	$545	$939	$2,041
Large Core	$192	$594	$1,021	$2,212
Large Growth	$193	$597	$1,026	$2,222
Growth	$208	$643	$1,103	$2,379
Small Core	$212	$655	$1,124	$2,421
International Equity	$215	$664	$1,139	$2,452
Calvert	$218	$673	$1,154	$2,483

Transamerica Asset Allocation Funds

Examples
If you (i) surrender your Contract at the end of the applicable time period, (ii) annuitize at the end of the applicable time period or (iii) do not surrender your Contract, you would pay the following expenses on a $10,000 investment. These examples assume a 5% return each year (the assumption of a 5% return is required by the SEC and is not a prediction of any subaccount’s future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.

The following example reflects fees charged at the Asset Allocation Funds Account, Variable Funds Account and Portfolio levels after waivers and reimbursements and reflects the imposition of the mortality and expense risk charge of 1.10% presently in effect.

	After	After	After	After
Transamerica Asset Allocation Fund	1 Year	3 Years	5 Years	10 Years

Short Horizon	$176	$545	$939	$2,041
Intermediate Horizon	$188	$582	$1,001	$2,169
Intermediate/Long Horizon	$194	$600	$1,032	$2,233

The following example reflects fees charged at the Asset Allocation Funds Account, Variable Funds Account and Portfolio levels after waivers and reimbursements and reflects the imposition of the maximum mortality and expense risk charge of 1.25% which may be imposed by TFLIC.

	After	After	After	After
Transamerica Asset Allocation Fund	1 Year	3 Years	5 Years	10 Years

Short Horizon	$191	$591	$1,016	$2,201
Intermediate Horizon	$203	$627	$1,078	$2,327
Intermediate/Long Horizon	$209	$646	$1,108	$2,390

Financial Information

The following tables contain financial information about the Accounts and are included in the Accounts’ Annual Reports. The tables have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their reports on the financial statements and condensed financial information are included in the Annual Reports. The financial statements and condensed financial information are incorporated by reference into the Statement of Additional Information. Copies of the Annual Reports may be obtained without charge by calling (800) 755-5801.

Condensed Financial Information
Transamerica Partners Variable Funds
Accumulation Unit Values

	Unit Value
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998

Money Market	$20.82	$20.01	$19.29	$18.91	$18.84	$18.81	$18.67	$18.11	$17.18	$16.45
High Quality Bond	$15.59	$14.96	$14.49	$14.37	$14.32	$14.15	$13.47	$12.58	$11.72	$11.45
Inflation-Protected Securities (formerly, Intermediate Government Bond)	$22.39	$20.55	$20.08	$20.03	$19.94	$19.84	$18.52	$17.53	$16.18	$16.06
Core Bond	$33.44	$31.70	$30.76	$30.38	$29.35	$28.36	$26.24	$24.80	$22.75	$23.16
High Yield Bond	$18.94	$18.77	$16.95	$16.58	$15.17	$11.99	$11.87	$11.41	$12.00	$12.04
Balanced	$41.98	$41.70	$37.73	$36.13	$33.73	$28.97	$32.55	$34.75	$35.90	$32.46
Large Value (formerly, Value & Income)	$61.71	$63.51	$53.20	$50.32	$45.06	$36.00	$42.95	$44.31	$40.87	$38.07
Large Core (formerly, Growth & Income)	$28.60	$28.32	$25.61	$24.17	$22.06	$17.96	$23.46	$30.54	$37.40	$28.83
Large Growth (formerly, Equity Growth)	$56.61	$50.99	$49.51	$46.70	$43.82	$35.00	$46.26	$58.57	$70.56	$51.55
Growth (formerly, Aggressive Equity)	$20.77	$16.34	$15.52	$14.50	$13.08	$10.32	$14.21	$20.88	$24.36	$14.92
Small Core (formerly, Special Equity)	$37.03	$39.20	$35.46	$32.43	$29.11	$20.44	$27.32	$28.51	$30.04	$24.05
International Equity	$29.43	$26.64	$21.15	$19.23	$16.25	$12.30	$14.97	$18.60	$23.11	$14.15
Calvert	$31.85	$31.34	$29.13	$27.87	$26.03	$22.05	$25.38	$27.58	$28.73	$25.81

	Units Outstanding
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998

Money Market	2,081,050	1,942,788	1,940,304	2,129,128	2,380,101	2,581,398	2,552,095	2,204,535	2,121,184	1,777,954
High Quality Bond	1,867,571	1,825,981	1,673,643	1,698,725	1,792,768	1,543,946	1,273,673	665,610	579,522	393,946
Inflation-Protected Securities (formerly, Intermediate Government Bond)	1,150,281	1,195,685	1,279,147	1,467,906	1,731,895	2,181,036	1,782,182	1,454,739	1,502,336	1,623,414
Core Bond	1,968,992	1,978,729	2,139,744	2,036,065	2,165,116	1,933,347	1,999,667	1,645,094	1,710,978	1,572,400
High Yield Bond	326,612	315,785	256,503	276,841	269,658	435,401	455,313	391,031	313,883	203,868
Balanced	1,851,943	1,998,021	2,200,757	2,451,834	2,659,711	2,746,878	3,239,258	3,544,661	3,878,298	4,184,725
Large Value (formerly, Value & Income)	5,610,743	6,151,482	6,603,906	6,901,393	7,055,567	7,207,058	8,115,057	8,022,649	8,782,906	9,744,341
Large Core (formerly, Growth & Income)	4,496,932	4,957,141	5,405,715	5,739,439	5,922,680	5,579,094	6,231,973	6,519,122	6,072,770	5,222,023
Large Growth (formerly, Equity Growth)	3,409,227	3,834,162	4,347,218	4,783,781	5,092,408	4,727,738	5,510,385	5,838,044	5,844,016	5,391,952
Growth (formerly, Aggressive Equity)	3,352,362	3,562,360	3,799,795	4,092,218	4,268,033	4,103,500	4,373,710	4,446,884	2,649,773	1,167,284
Small Core (formerly, Special Equity)	2,863,516	3,279,983	3,500,514	3,617,451	3,633,570	3,405,431	3,803,719	3,906,864	3,599,540	3,820,805
International Equity	4,219,583	4,116,402	3,820,571	3,836,891	3,737,216	3,862,561	4,240,159	3,722,351	3,152,866	2,409,233
Calvert	1,075,971	1,346,851	1,451,064	1,447,441	1,403,970	1,400,341	1,462,817	1,491,257	1,450,380	1,381,200

Condensed Financial Information
Transamerica Asset Allocation Funds
Per Accumulation Unit Income And Capital Changes

	Short Horizon Subaccount
		Year	Year	Year	Year	Year	Year	Year	Year	Year
		Ending	Ending	Ending	Ending	Ending	Ending	Ending	Ending	Ending
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998

Net Investment Income (Loss)(a)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.02)	$(0.02)	$(0.02)
Net realized and unrealized gains on securities	$0.72	$0.71	$0.26	$0.57	$0.83	$0.42	$0.60	$0.77	$0.15	$0.67
Net increase in accumulation unit value	$0.69	$0.68	$0.23	$0.54	$0.80	$0.39	$0.57	$0.75	$0.13	$0.65
Accumulation unit value at beginning of year	$15.59	$14.91	$14.68	$14.14	$13.34	$12.95	$12.38	$11.63	$11.50	$10.85
Accumulation unit value at end of year	$16.28	$15.59	$14.91	$14.68	$14.14	$13.34	$12.95	$12.38	$11.63	$11.50
Total return	4.43%	4.56%	1.57%	3.82%	6.00%	3.01%	4.60%	6.45%	1.13%	5.99%
Net assets, end of year	$11,096,901	$10,204,912	$11,574,072	$10,191,299	$10,505,127	$9,085,611	$7,013,073	$3,498,791	$2,523,200	$1,785,312
Expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment loss to average net assets	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%
Portfolio turnover rate	55%	86%	46%	50%	109%	55%	68%	87%	84%	223%
Number of accumulation units outstanding at end of period	681,662	654,393	776,216	694,223	742,956	680,929	541,638	282,579	216,926	155,246

(a)	Calculated based upon average units outstanding.

	Intermediate Horizon Subaccount
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ending	Ending	Ending	Ending	Ending	Ending	Ending	Ending	Ending	Ending
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998

Net Investment Income (Loss)	$(0.04)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.02)
Net realized and unrealized gains on securities	$0.76	$1.36	$0.64	$1.01	$1.97	$(1.06)	$(0.46)	$(0.16)	$1.70	$1.29
Net increase in accumulation unit value	$0.72	$1.33	$0.61	$0.98	$1.94	$(1.09)	$(0.49)	$(0.19)	$1.67	$1.27
Accumulation unit value at beginning of year	$17.44	$16.11	$15.50	$14.52	$12.58	$13.67	$14.16	$14.35	$12.68	$11.41
Accumulation unit value at end of year	$18.16	$17.44	$16.11	$15.50	$14.52	$12.58	$13.67	$14.16	$14.35	$12.68
Total return	4.13%	8.26%	3.94%	6.75%	15.42%	(7.97)%	(3.46)%	(1.32)%	13.17%	11.13%
Net assets, end of year	$32,583,363	$29,956,207	$29,281,323	$28,720,023	$25,770,371	$20,134,380	$21,693,802	$18,239,055	$15,953,762	$8,820,613
Expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment loss to average net assets	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%
Portfolio turnover rate	18%	55%	29%	28%	87%	53%	92%	98%	81%	129%
Number of accumulation units outstanding at end of period	1,794,207	1,717,863	1,817,622	1,853,382	1,775,258	1,600,072	1,586,623	1,287,928	1,111,519	695,501

	Intermediate/Long Horizon Subaccount
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ending	Ending	Ending	Ending	Ending	Ending	Ending	Ending	Ending	Ending
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998

Net Investment Income (Loss)	$(0.04)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.03)	$(0.02)
Net realized and unrealized gains on securities	$0.78	$1.72	$0.84	$1.26	$2.47	$(1.86)	$(1.03)	$(0.62)	$2.54	$1.62
Net increase in accumulation unit value	$0.74	$1.69	$0.81	$1.23	$2.44	$(1.89)	$(1.06)	$(0.65)	$2.51	$1.60
Accumulation unit value at beginning of year	$18.56	$16.87	$16.06	$14.83	$12.39	$14.28	$15.34	$15.99	$13.48	$11.88
Accumulation unit value at end of year	$19.30	$18.56	$16.87	$16.06	$14.83	$12.39	$14.28	$15.34	$15.99	$13.48
Total return	3.99%	10.02%	5.04%	8.29%	19.69%	(13.24)%	(6.91)%	(4.07)%	18.62%	13.47%
Net assets, end of year	$52,703,674	$47,293,477	$45,441,180	$40,122,473	$34,716,992	$23,622,845	$26,797,935	$25,424,342	$20,592,888	$11,296,845
Expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment loss to average net assets	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%
Portfolio turnover rate	21%	63%	25%	34%	98%	49%	44%	59%	72%	143%
Number of accumulation units outstanding at end of period	2,731,348	2,548,307	2,694,280	2,497,752	2,340,332	1,906,765	1,873,995	1,656,966	1,288,011	838,229

The Contracts

The Group Variable Annuity Contracts (the “Contracts”) described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, and IRA Contractholders and for taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation (“NQDC”) Contracts. The Section 401(k) Contract will fund the benefits for tax-qualified pension and profit-sharing plans of taxed organizations and tax-exempt organizations eligible to maintain such Plans. The Section 403(b) Contract will provide tax-deferred annuities for employees of non-governmental tax-exempt and state educational organizations. The Section 457 Contract will provide deferred compensation to employees of governmental tax-exempt organizations. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing Plans of such tax-exempt organizations as well as taxed subsidiaries of these organizations and stand-alone taxed organizations; the NQDC Contracts will fund benefits for select employees of taxed organizations. The Section 408 (Individual Retirement Account (“IRA”)) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions from individuals who are eligible under Section 408 to make such contributions. Section references are to the Internal Revenue Code of 1986, as amended (the “Code”).

Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

With respect to the Section 401(a), Section 401(k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) and Section 457 Contracts, the employer will make Purchase Payments for each participating employee pursuant to either a salary reduction agreement or an agreement to forego a salary increase under which the employee decides the level and number of Purchase Payments to his/her Accumulation Account, except with respect to employer-sponsored Section 401(a) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary reduction agreement or by the Participant.

The Accounts

Purchase Payments under the Contracts are allocated to one of two segregated investment accounts of Transamerica Financial Life Insurance Company, which have been designated the Transamerica Partners Variable Funds (the “Variable Funds Account”) and the Transamerica Asset Allocation Variable Funds (the “Asset Allocation Funds Account,” and, together with the Variable Funds Account, the “Accounts”). Prior to May 1, 2008, the Variable Funds Account was known as the Diversified Investors Variable Funds and the Asset Allocation Funds Account was known as the Diversified Investors Strategic Variable Funds.

The Variable Funds Account

The Variable Funds Account is divided into thirteen Subaccounts (the “Variable Funds Subaccounts”), twelve of which correspond to Transamerica Partners Portfolios’ Money Market, High Quality Bond, Inflation-Protected Securities, Core Bond, High Yield Bond, Balanced, Large Value, Large Core, Large Growth, Growth, Small Core, and International Equity Portfolios, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Variable Funds Subaccount are invested in the corresponding series of Transamerica Partners Portfolios or the Calvert Series at their net asset value. See “Transamerica Partners Portfolios” at page 12 and “Calvert Series” at page 11.

Transamerica Partners Portfolios is an open-ended, diversified management investment company which has twelve series with differing investment objectives available under the Contracts. Each series of Transamerica Partners Portfolios is managed by TAM, an affiliate of TFLIC. TCI, an affiliate of TFLIC, is the principal placement agent.

The Calvert Series is a series of Calvert Variable Series, Inc. (“Calvert”), an open-end management investment company whose investment adviser is Calvert Asset Management Company, Inc. The Calvert Series is an actively managed portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Prospectus.

The value of a Participant’s Accumulation Account maintained in a Variable Funds Subaccount will vary based upon the investment experience of the corresponding Portfolio or Calvert Series to which Purchase Payments are allocated.

The Asset Allocation Funds Account

The Asset Allocation Funds Account is divided into three Subaccounts (the “Asset Allocation Funds Subaccounts”), the Transamerica Asset Allocation — Short Horizon Subaccount, the Transamerica Asset

Allocation — Intermediate Horizon Subaccount and the Transamerica Asset Allocation — Intermediate/Long Horizon Subaccount.

TAM is the investment adviser to each Asset Allocation Funds Subaccount and seeks to achieve the investment objective of each Asset Allocation Funds Subaccount by investing in a diversified portfolio of units issued by the Variable Funds Subaccounts. There are currently eleven Variable Funds Subaccounts with varying investment objectives available for investment by the Asset Allocation Funds Subaccounts; the Balanced Subaccount and the Calvert Series Subaccount are currently not available to the Asset Allocation Funds Subaccounts. See ‘Transamerica Asset Allocation Funds” at page 14. As noted above, the assets in each Variable Funds Subaccount are invested in a corresponding series of Transamerica Partners Portfolios. See “Transamerica Partners Portfolios” at page 12.

The value of a Participant’s Accumulation Account maintained in an Asset Allocation Funds Subaccount will vary based upon the investment experience of the various Variable Funds Subaccounts and their corresponding Portfolios to which Purchase Payments are allocated.

Charges

TFLIC makes daily charges against the net assets of the Variable Funds Subaccounts at a maximum annual rate of 1.25%, consisting of .80% for mortality risks and .45% for administrative expense risks. The annual rate charged is 1.10% consisting of .70% for mortality risks and .40% for administrative expense risk. However, TFLIC reserves the right to charge a maximum fee of 1.25% upon notice thereof. See “Charges — Charges for Mortality and Expense Risks.”

TAM, as investment adviser to each Asset Allocation Funds Subaccount, imposes a charge against the net assets of each Asset Allocation Funds Subaccount, computed daily, at an annual rate of 0.20% for investment advisory and other services.

In addition, TFLIC reserves the right to deduct an annual contract charge not to exceed $50 from a Participant’s Accumulation Account. See “Charges — Annual Contract Charge.”

In addition to the charges set forth above, TAM, which serves as investment adviser to each Portfolio, and Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each Portfolio or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses. See “Charges — Investment Management Fees.”

Premium taxes may be payable on annuity considerations. See “Charges — Premium Tax.”

Credit and Allocation of Purchase Payments

Each Participant must direct Purchase Payments to the Variable Funds Account or the Asset Allocation Funds Account, or a combination of the two. Each Participant must also designate Subaccounts within each Account to which Purchase Payments will be directed. Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the underlying Portfolio or the Calvert Series, as appropriate, and, in the case of the Asset Allocation Funds Subaccounts, the investment experience of the Variable Funds Subaccounts in which the Asset Allocation Funds Subaccounts invest. See “Credit of Purchase Payments.”

Redemption

A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his/her death all or a portion of the Units credited to his/her Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges.

A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under a Contract and other significant withdrawal restrictions may be imposed by the Code. See “Federal Income Tax Status.”

Transfers

A Participant may transfer Units back and forth between the Variable Funds Account and the Asset Allocation Funds Account. A participant also may transfer Units among the various Variable Funds Subaccounts and among the various Asset Allocation Funds Subaccounts to the extent permitted under the transfer or exchange procedures of any Portfolio in which a Variable Funds Subaccount or Asset Allocation Funds Subaccount is invested. See “Transamerica Partners Portfolios”. In any case, no transfer charges are imposed, and there is no limit to the number of transfers, subject to the limitations described in the following section. TFLIC may impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (800) 755-5801. TFLIC reserves the right to discontinue allowing telephone transfers.

Frequent Allocations of Purchase Payments

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a mutual fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and may also have a negative effect on the long term participants in the segregated investment accounts that invest in the underlying mutual funds. For example, in order to handle large flows of cash into and out of the underlying mutual fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund’s performance. In addition, the return received by long term participants may be reduced when allocations by other participants are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Variable Funds and Asset Allocation Funds Accounts and their long term participants, the Adviser has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, an Account may limit additional allocations of purchase payments directed to the Accounts by Participants who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent allocations of purchase payments. For this reason, the Adviser has not adopted any specific restrictions on allocations of purchase payments, but each Account reserves the right to reject any allocation with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser believes to be market timing, the Adviser will seek to block future allocations of purchase payments by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Account may permit the account holder to justify the activity.

The Accounts’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Boards reserve the right to modify these or adopt additional policies and restrictions in the future. Participants should be aware, however, that any surveillance techniques currently employed by the Accounts or other techniques that may be adopted in the future, may not be effective. Shares of the Accounts are offered exclusively to fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account.

As noted above, if an Account is unable to detect and deter trading abuses, the Account’s performance, and its long term Participants, may be harmed. In addition, because the Accounts have not adopted any specific limitations or restrictions on allocations of purchase payments, Participants may be harmed by the extra costs and portfolio management inefficiencies that result from frequent allocations of purchase payments, even when the allocations are not for abusive purposes. The Accounts will provide advance notice to Participants and prospective Contract holders of any specific restrictions on allocations of purchase payments that the Accounts may adopt in the future. Because the Accounts apply their policies in discretionary manner, different account holders may be treated differently, which could result in some account holders being able to engage in frequent trading while others bear the costs and effects of that trading.

Additionally, the Accounts have adopted policies and procedures to prevent the selective release of information about the underlying mutual funds’ portfolio holdings, as such information may be used for market-timing and similar abusive practices. A description of the Accounts’ policies and procedures with respect to the disclosure of portfolio securities is contained in the SAI.

Payment Options

Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. See “Payment Options.”

Voting Rights

To the extent required by law, TFLIC will vote the interests in the Portfolios and the Calvert Series held in the Variable Funds Subaccounts in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. Similarly, to the extent required by law, TFLIC will vote the interests in the Variable Funds Subaccounts held in the Asset Allocation Funds Subaccounts in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. In each case, the Contractholders will instruct TFLIC in accordance with the instructions received from Participants. See “Voting Rights”.

Death Benefit

If a Participant dies before the Annuity Purchase Date, subject to the terms of any underlying Plan the Accumulation Account value will be paid to his/her beneficiary in a lump sum. See “Death Benefit”.

Distribution of the Contracts

TCI will be the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of TFLIC. The Contracts may also be sold through registered representatives of other broker-dealers authorized by TCI and applicable law who may be insurance agents licensed by an insurance company other than TFLIC. See “Distribution of the Contracts.”

TFLIC

Transamerica Financial Life Insurance Company (formerly known as AUSA Life Insurance Company, Inc.) is a stock life insurance company which was organized under the laws of the State of New York on October 3, 1947. TFLIC is an indirect, wholly-owned subsidiary of AEGON USA, Inc. (“AEGON”), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. TFLIC’s principal place of business is Four Manhattanville Road, Purchase, N.Y. 10577; (800) 755-5801.

TRANSAMERICA PARTNERS VARIABLE FUNDS

Transamerica Partners Variable Funds (the “Variable Funds Account”) was established by TFLIC under New York Insurance Law on November 30, 1993 as a separate account. Prior to May 1, 2008, the Variable Funds Account was known as Diversified Investors Variable Funds. The Variable Funds Account will hold assets that are segregated from all of TFLIC’s other assets and at present are used only to support Contracts for which Purchase Payments have been allocated to the Variable Funds Account. TFLIC is the legal holder of the assets in the Variable Funds Account and will at all times maintain assets in the Variable Funds Account with a total market value at least equal to the contract liabilities for the Variable Funds Account. The obligations under the Contracts are obligations of TFLIC. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Funds Account, are, in accordance with the Contracts, credited to or charged against the Variable Funds Account without regard to other income, gains, or losses of TFLIC. The assets in the Variable Funds Account may not be charged with liabilities which arise from any other business TFLIC conducts. The Variable Funds Account assets may include accumulation of the charges TFLIC makes against a Contract participating in the Variable Funds Account. From time to time, any such additional assets may be transferred in cash to TFLIC’s general account.

The Variable Funds Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Variable Funds Account. For state law purposes, the Variable Funds Account is treated as a part or division of TFLIC.

There are currently thirteen Subaccounts within the Variable Funds Account which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert Social Balanced Portfolio (the “Calvert Series”), a series of Calvert Variable Series, Inc. (“CVS”), an open-end management investment company registered with the SEC under the 1940 Act. The other Variable Funds Subaccounts invest in corresponding series (the “Portfolios”) of Transamerica Partners Portfolios, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and the Portfolios. A description of the Calvert Series, its investment objectives, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations are contained in the accompanying prospectus for the Calvert Series. Descriptions of the Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under “Transamerica Partners Portfolios”. Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Variable Funds Subaccounts in light of current market conditions and the investment risks attendant to investment in the various Portfolios and the Calvert Series.

Calvert Series

The Calvert Series is a series of CVS, a Maryland corporation registered with the SEC under the 1940 Act as an open-end management investment company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of CVS are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. For additional risk disclosure, see the Calvert Series prospectus which follows this Prospectus. The Calvert Series Subaccount of the Variable Funds Account will purchase and redeem shares from the Calvert Series at net asset value.

The investment objective of the Calvert Series is set forth in the prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria established for the Calvert Series. There can be no assurance that the objective of the Calvert Series will be realized.

Transamerica Partners Portfolios

Each of the other twelve Variable Funds Subaccounts invests exclusively in a corresponding Portfolio, as set forth below:

Variable Funds Subaccount	Series of Transamerica Partners Portfolios

Transamerica Partners Variable Funds Money Market Subaccount	Transamerica Partners Money Market Portfolio (the “Money Market Portfolio”)

Transamerica Partners Variable Funds High Quality Bond Subaccount	Transamerica Partners High Quality Bond Portfolio (the “High Quality Bond Portfolio”)

Transamerica Partners Variable Funds Inflation-Protected Securities Subaccount	Transamerica Partners Inflation-Protected Securities Portfolio (the “Inflation-Protected Securities Portfolio”)

Transamerica Partners Variable Funds Core Bond Subaccount	Transamerica Partners Core Bond Portfolio (the “Core Bond Portfolio”)

Transamerica Partners Variable Funds High Yield Bond Subaccount	Transamerica Partners High Yield Bond Portfolio (the “High Yield Bond Portfolio”)

Transamerica Partners Variable Funds Balanced Subaccount	Transamerica Partners Balanced Portfolio (the “Balanced Portfolio”)

Transamerica Partners Variable Funds Large Value Subaccount	Transamerica Partners Large Value Portfolio (the “Large Value Portfolio”)

Transamerica Partners Variable Funds Large Core Subaccount	Transamerica Partners Large Core Portfolio (the “Large Core Portfolio”)

Transamerica Partners Variable Funds Large Growth Subaccount	Transamerica Partners Large Growth Portfolio (the “Large Growth Portfolio”)

Transamerica Partners Variable Funds Growth Subaccount	Transamerica Partners Growth Portfolio (the “Growth Portfolio”)

Transamerica Partners Variable Funds Small Core Subaccount	Transamerica Partners Small Core Portfolio (the “Small Core Portfolio”)

Transamerica Partners Variable Funds International Equity Subaccount	Transamerica Partners International Equity Portfolio (the “International Equity Portfolio”)

Prior to May 1, 2008, the Large Value, Large Core, Large Growth, Growth, and Small Core Subaccounts and Portfolios were known as the Value & Income, Growth & Income, Equity Growth, Aggressive Equity, and Special Equity Subaccounts and Portfolios, respectively.

Transamerica Partners Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Transamerica Partners Portfolios.

TAM acts as investment adviser to each Portfolio. TAM has contracted with one or more subadvisers for certain investment advisory services for each Portfolio. The investment objectives of the Portfolios currently available under the Contracts through Variable Funds Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the Portfolios will be met.

Money Market Portfolio: To provide liquidity and as high a level of income as is consistent with the preservation of capital.

High Quality Bond Portfolio: To provide a high risk-adjusted return while focusing on the preservation of capital.

Inflation-Protected Securities Portfolio: To seek maximum real return consistent with the preservation of capital.

Core Bond Portfolio: To achieve maximum total return.

High Yield Bond Portfolio: To provide a high level of current income.

Balanced Portfolio: To provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

Large Value Portfolio: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary objective.

Large Core Portfolio: To provide capital appreciation and current income.

Large Growth Portfolio: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary objective.

Growth Portfolio: To provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.

Small Core Portfolio: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

International Equity Portfolio: To provide a high level of long-term capital appreciation primarily through investment in a diversified portfolio of securities of foreign issuers.

See “Transamerica Partners Portfolios” and the Statement of Additional Information for more information on each of the Portfolios described above.

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Transamerica Asset Allocation Variable Funds (the “Asset Allocation Funds Account”) was established by TFLIC under New York Insurance Law on April 15, 1996 as a non-diversified separate account. Prior to May 1, 2008, the Asset Allocation Funds Account was known as Diversified Investors Strategic Variable Funds. The Asset Allocation Funds Account will hold assets that are segregated from all of TFLIC’s other assets and at present are used only to support Contracts for which Purchase Payments have been allocated to the Asset Allocation Funds Account. TFLIC is the legal holder of the assets in the Asset Allocation Funds Account and will at all times maintain assets in the Asset Allocation Funds Account with a total market value at least equal to the contract liabilities for the Asset Allocation Funds Account. The obligations under the Contracts are obligations of TFLIC. Income, gains, and losses, whether or not realized, from assets allocated to the Asset Allocation Funds Account, are, in accordance with the Contracts, credited to or charged against the Asset Allocation Funds Account without regard to other income, gains, or losses of TFLIC. The assets in the Asset Allocation Funds Account may not be charged with liabilities which arise from any other business TFLIC conducts. The Asset Allocation Funds Account assets may include accumulation of the charges TFLIC makes against a Contract participating in the Asset Allocation Funds Account. From time to time, any such additional assets may be transferred in cash to TFLIC’s general account.

The Asset Allocation Funds Account is registered with the SEC under the 1940 Act as a management investment company, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Asset Allocation Funds Account. For state law purposes, the Asset Allocation Funds Account is treated as a part or division of TFLIC.

The investment objectives of the Asset Allocation Funds Subaccounts currently available under the Contracts are described briefly below. There can be no assurance that the investment objectives of any of the Asset Allocation Funds Subaccounts will be met. Each of the Asset Allocation Funds Subaccount’s objectives may be changed without the approval of a majority of interest holders.

Short Horizon Subaccount: To provide a high level of income and preservation of capital.

Intermediate Horizon Subaccount: To provide a high total investment return.

Intermediate/Long Horizon Subaccount: To provide long-term growth of capital and growth of income.

As a fundamental policy, each Asset Allocation Funds Subaccount offers a professionally managed asset allocation investment program by investing in a combination of the Variable Funds Subaccounts (other than the Calvert Series Subaccount) described above. These Variable Funds Subaccounts in turn invest in the Portfolios. Consistent with its investment objective, each Asset Allocation Funds Subaccount will allocate its assets among the Variable Funds Subaccounts according to TAM’s outlook for the economy, financial markets and relative market valuation of the Variable Funds Subaccounts and the underlying Portfolios. Each Asset Allocation Funds Subaccount’s share price will fluctuate with changing market conditions and the value of the Variable Funds Subaccounts in which it invests. Purchase Payments should not be allocated to the Asset Allocation Funds Subaccounts for short-term financial needs nor used to play short-term swings in the stock or bond markets. The Asset Allocation Funds Subaccounts cannot guarantee that they will achieve their objectives.

As noted above, each Variable Funds Subaccount is a subaccount of the Variable Funds Account. Each Variable Funds Subaccount available under the Asset Allocation Funds Subaccounts seeks to achieve its investment objective by investing all of its assets in a corresponding Portfolio. See “Transamerica Partners Variable Funds” above and the Statement of Additional Information for more information on the Variable Funds Subaccounts. See “Transamerica Partners Portfolios” and the Statement of Additional Information for more information on the Portfolios.

The following chart shows approximately how much of the assets of each Variable Funds Subaccount are invested in the Bond, Stock and Money Market Subaccounts. These allocations reflect TAM’s present strategy for asset allocation during normal market conditions and may be changed at any time without notice to, and without the approval of contract holders. These allocations may be unsuccessful in maximizing an Asset Allocation Fund Subaccount’s return and/or avoiding investment losses. In the short term, actual asset allocations may vary due to short term changes in cash flows caused by transfers into and out of the Asset Allocation Funds Subaccounts. TAM may allocate the assets of each Asset Allocation Funds Subaccount without limit to the Variable Funds Money Market Subaccount in attempting to respond to adverse market or other conditions or to process a large transfer into or out of a Asset Allocation Funds Subaccount. For more information on allocations to the underlying Subaccounts, see Appendix A.

	Normal Approximate Allocations
	Bond	Stock	Money Market
	Subaccounts	Subaccounts	Subaccount
Short Horizon	88%	10%	2%

Intermediate Horizon	48%	50%	2%

Intermediate/Long Horizon	28%	70%	2%

Management

Subject to such policies as the Board of Directors of TFLIC may determine and pursuant to the Investment Advisory Agreement with TFLIC with respect to the Asset Allocation Funds Subaccounts, TAM manages the assets of each Asset Allocation Funds Subaccount in accordance with the investment policies approved by the Board of Directors of TFLIC. Subject to such policies, TAM provides general investment advice to each Asset Allocation Funds Subaccount. TAM is also the investment adviser of each of the Portfolios. For its services under the Investment Advisory Agreement, TAM receives from each Asset Allocation Funds Subaccount fees accrued daily and paid monthly at an annual rate equal to 0.20% of the average daily net assets. Investment management decisions are taken by a committee of TAM’s personnel and not by a particular individual.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

The management of each Asset Allocation Funds Subaccount’s business and affairs is the responsibility of the Board of Directors of TFLIC. The Board of Directors of TFLIC has established a managing board (the “Managing Board”) and has delegated certain responsibilities for the operation of the Asset Allocation Funds Subaccounts to the Managing Board. A majority of the members of the Managing Board will be non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the members of the Managing Board also serve in similar positions with the Portfolios. Thus, if the interests of an Asset Allocation Funds Subaccount and the Portfolios were ever to become divergent, it is possible that a conflict of interest could arise and affect how these persons fulfill their fiduciary duties to that Asset Allocation Funds Subaccount and the Portfolios. The Managing Board believes they have structured each Asset Allocation Funds Subaccount to avoid these concerns. However, it is conceivable that a situation could occur where proper action for an Asset Allocation Funds Subaccount could be adverse to the interests of a Portfolio, or vice versa. If such a possibility arises, the Trustees/Directors and Officers of the affected funds and TAM will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

Before approving any advisory contract, the Managing Board, including a majority of the members who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, must find that advisory fees charged under such contract are based on services provided that are in addition to, rather than duplicative of, services provided pursuant to any Portfolio advisory contract.

Investment Restrictions

The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Asset Allocation Funds Subaccounts. Under its investment restrictions, each Asset Allocation Funds Subaccount may borrow money in an amount not to exceed 30% of the Subaccount’s assets. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Subaccount’s securities is not a violation of policy.

CHARGES

Following is a discussion of various charges relating to an investment in either the Variable Funds Account or the Asset Allocation Funds Account. To the extent that charges are made against the Variable Funds Subaccounts, a pro rata share of these charges will ultimately be borne by Asset Allocation Funds Subaccounts investing in the Variable Funds Subaccounts.

Charges for Mortality and Expense Risks

The maximum daily charges against the Variable Funds Subaccounts for mortality and expense risks assumed by TFLIC are computed and deducted from the value of the net assets of the Variable Funds Subaccounts. The maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of the Variable Funds Subaccounts. The daily charge will be deducted from the net asset value of each Variable Funds Subaccount on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the maximum deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in the Variable Funds Subaccounts. Of this charge, TFLIC estimates that 0.80% is for mortality risk and 0.45% is for expense risk. The daily charge from the Variable Funds Subaccounts, based on an annual mortality and expense risk rate of 1.10% (0.70% for mortality risks and 0.40% for administrative expense risks) is 0.0030137%.

The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. TFLIC believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

Sales distribution expenses and any other expenses in excess of the described charges will be paid from TFLIC’s general account and not directly from any Subaccount or from the mortality and expense risk charges. However, asset charges for TFLIC’s assumption of mortality and expense risks might be a source of contribution to the surplus in TFLIC’s general account.

Annual Contract Charge

TFLIC reserves the right to deduct an annual contract charge from a Participant’s Accumulation Account to reimburse TFLIC for administrative expenses relating to the maintenance of the Contracts. TFLIC has no present intention to impose such a charge; however, TFLIC may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. TFLIC also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future where circumstances exist that result in differences in TFLIC’s costs or in the services required from TFLIC.

For example, waivers may be granted for Contractholders with large numbers of participants with large account balances or for Contractholders which assume certain administrative expenses which TFLIC would otherwise bear. If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. TFLIC does not anticipate any profit from this charge.

Investment Management Fees

The Variable Funds Subaccounts

Because the Variable Funds Subaccounts purchase interests in the Portfolios and the Calvert Series, the net assets of the Variable Funds Subaccounts will reflect the investment management fee and other expenses incurred by the Portfolios and the Calvert Series, as applicable.

TAM serves as the investment adviser to each Portfolio. For information with respect to the arrangements under which TAM provides such advisory services, including charges and arrangements with subadvisers, see “Management of Transamerica Partners Portfolios”.

Calvert Asset Management Company, Inc. (“CAMCO”) (4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814) is the investment adviser to the Calvert Series and provides day-to-day investment management services to the Calvert Series. It has been managing mutual funds since 1976. As of March 31, 2008, CAMCO was the investment adviser for 41 mutual fund portfolios, including the first family and broadest array of socially screened funds, and had over $15.5 billion in assets under management.

CAMCO uses a team approach to its management of the Calvert Series. Information about the Calvert Series’ portfolio management team, as well as the investment management fees charged by CAMCO is contained in the accompanying prospectus of the Calvert Series.

CVS has obtained an exemptive order from the Securities and Exchange Commission to permit the Calvert Series, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Series’ subadvisers without shareholder approval.

The Asset Allocation Funds Subaccounts

For its services as investment adviser to the Asset Allocation Funds Subaccounts, TAM receives fees, accrued daily and paid monthly, at an annual rate equal to 0.20% of the average daily net assets of each Asset Allocation Funds Subaccount.

Because the Asset Allocation Funds Subaccounts purchase interests in the Variable Funds Subaccounts, which, in turn, purchase interests in the Portfolios, the net assets of the Asset Allocation Funds Subaccounts will reflect the investment management fee and other expenses incurred by the Portfolios. TAM serves as the investment adviser to each Portfolio. For information with respect to the arrangements under which TAM provides such advisory services, including charges and arrangements with subadvisers, see “Management of Transamerica Partners Portfolios”.

Premium Tax

Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from 0.5% to 3.5%. Attached as Appendix C is a schedule of applicable premium taxes payable upon annuitization which are in effect as of the date of this Prospectus. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

SUMMARY OF THE CONTRACTS

Eligible Purchasers

Each form of Contract is available for purchase by organizations eligible to maintain the particular type of underlying Plan. The purchaser is responsible for determining its eligibility to maintain any particular type of underlying Plan. Governmental tax-exempt organizations may purchase a Section 457 Contract. State educational organizations and organizations that qualify for tax-exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax-exempt status under Code Section 501(c)(3), are eligible purchasers of 403(b) Contracts. In addition, any organization qualifying as an IRA Contractholder may purchase or hold an IRA Contract. Any type of tax-exempt organization as well as taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) Contract but generally only non-governmental tax-exempt organizations as well as taxed organizations may purchase a Section 401(k) or an NQDC Contract.

Ownership

The organization purchasing or holding a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant’s benefits under the Contract.

Purchase Payments

The Section 401(a), Section 401(k), Section 457 and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary reduction agreement or by the Participant. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments to the Variable Funds Account may be allocated among any of the Variable Funds Subaccounts. Similarly, Purchase Payments to the Asset Allocation Funds Account may be allocated among any of the Asset Allocation Funds Subaccounts.

All Purchase Payments credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

Employer Sponsored Plan Requirements

Since the Contracts are intended to implement the Plans of eligible purchasing organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars.

Rights of the Participant Under the Contract

There are no stipulated or required Purchase Payments to be made under the Contract, and there is no specified limitation on the amount of Purchase Payments that may be so made. Except for the 15 days prior to a Participant’s Annuity Purchase Date (see “Annuity Purchase Date”) during which no Purchase Payments will be accepted by TFLIC, during a Participant’s Accumulation Period Purchase Payments may be made in the amount authorized by the Participant or the terms of the underlying Plan. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

During a Participant’s Accumulation Period, one’s rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant’s death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

Rights Upon Suspension of Contract or Termination of Plan

403(b) Contract

In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, TFLIC shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not TFLIC, to give written notice thereof to Participants.

401(a) Contract/401(k) Contract and NQDC Contracts

If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder’s responsibility, and not TFLIC’s, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

457 and 408(IRA) Contracts

If the Contractholder or IRA Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, TFLIC shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not TFLIC, shall give notice to affected Participants.

Failure of Qualification

In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, TFLIC upon notice thereof shall refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

Transfers

No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts

A Participant may transfer all or a portion of his/her Accumulation Account in the Transamerica Partners Variable Funds or the Transamerica Asset Allocation Funds among the various Subaccounts of that Account. No transfer charges are imposed, and there is no limit to the number of transfers permitted. While TFLIC has no present intention to do so, TFLIC reserves the right to impose transfer charges at a later date.

Transfers from the Section 403(b), 401(a) and (k) and NQDC Group Fixed Annuity Contracts to a Participant’s Accumulation Account under the Transamerica Partners Variable Funds Contracts are permitted only to the Subaccounts which invest in the Balanced Portfolio, Large Value Portfolio, Large Core Portfolio, Large Growth Portfolio, Small Core Portfolio, Calvert Series or International Equity Portfolio. Transfers from the Section 403(b), 401(a) and (k) and NQDC Group Fixed Annuity Contracts to a Participant’s Accumulation Account under the Transamerica Asset Allocation Funds Contracts are permitted only to the Intermediate Horizon Subaccount or the Intermediate/Long Horizon Subaccount.

Certain other restrictions which apply to transfers from the TFLIC Section 403(b), Section 401(a), Section 401(k), NQDC and Section 408(IRA) Group Fixed Annuity Contracts to the Transamerica Partners Variable Funds Contracts or the Transamerica Asset Allocation Funds Contracts are contained in the TFLIC Section 403(b) and Section 401(a) and NQDC and 408(IRA) Group Fixed Annuity Contracts.

Transfers may be made in writing or by telephoning (914) 697-8000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by TFLIC may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. TFLIC will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that TFLIC fails to use reasonable procedures to verify the genuineness of telephone instructions, TFLIC may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

RIGHTS RESERVED BY TFLIC

Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, TFLIC reserves the right to make the following changes:

(1)	To operate Transamerica Partners Variable Funds and the Transamerica Asset Allocation Funds in any form permitted under the 1940 Act or in any other form permitted by law;

(2)	To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

(3)	To transfer any assets in a Subaccount to another Subaccount or to one or more separate accounts, or to TFLIC’s general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

(4)	To substitute, for the interests in a Portfolio or the Calvert Series held in any Variable Funds Subaccount, interests in another Portfolio or interests in another investment company or any other investment permitted by law; and

(5)	To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Transamerica Partners Variable Funds, Transamerica Asset Allocation Funds or the Contracts.

TFLIC will exercise its right to make any of these changes when, in TFLIC’s judgment, such change is in the best interests of Contractholders and Participants and/or such change is required under applicable law. Contractholders will be notified of any changes and Participants will be notified of any changes that result in a material change in their Contract or in the investment options thereunder.

CREDIT OF PURCHASE PAYMENTS

A Participant’s initial Purchase Payment will be credited to the Participant’s Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (2) two business days after receipt of the Purchase Payment by TFLIC at 4 Manhattanville Road, Purchase, New York 10577, if the contract application and/or Participant’s enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by TFLIC is made complete, provided that if such information is not made complete within five business days after receipt (i) the prospective Participant will be informed of the reasons for the delay, and (ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to TFLIC retaining the Purchase Payment until such information is made complete.

Subsequent Purchase Payments will be credited to the Participant’s Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by TFLIC.

Allocation of Purchase Payments

Upon receipt of a Purchase Payment, it will be credited to the Account and the Subaccount or Subaccounts thereof designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

Allocation instructions may be changed at any time by sending to TFLIC a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by TFLIC. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. TFLIC reserves the right to limit a Participant’s right to change allocation instructions to four times a calendar year.

Determination of Unit Value

The Variable Funds Subaccounts

The Unit value for a Variable Funds Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

(a)	is the aggregate net asset value on the Valuation Date of all investments by the Variable Funds Subaccount in the Portfolio or the Calvert Series in which the Variable Funds Subaccount invests; and

(b)	is the mortality and expense risk charge accrued as of that Valuation Date; and

(c)	is the total number of Units held in the Variable Funds Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

The Asset Allocation Funds Subaccounts

The Unit value for an Asset Allocation Funds Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

(a)	is the aggregate net asset value on the Valuation Date of all investments by the Asset Allocation Funds Subaccount in the Variable Funds Subaccounts; and

(b)	is the investment advisory fee accrued as of that Valuation Date; and

(c)	is the total number of Units held in the Asset Allocation Funds Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

TFLIC values the investment of each Asset Allocation Funds Subaccount at the respective unit values of the Variable Funds Subaccounts in which it invests. The unit values of such Variable Funds Subaccounts are, in turn, determined by the valuation practices of the underlying Portfolios. The Portfolios value the securities of the Money Market Portfolio based on the amortized cost method of valuation. Securities of other Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available or when a significant event is believed to have occurred between the time at which a market price is determined but prior to which the Portfolio’s net asset value is determined (for example, where securities are primarily traded on a foreign exchange that has closed before the Portfolio’s net asset value is calculated), assets are valued using fair value procedures under the direction of the Board of Trustees of the Portfolios. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Board of Trustees of the Portfolios has determined to constitute fair value for such securities. For more information on the valuation of portfolio securities, see “Transamerica Partners Portfolios” in the Statement of Additional Information.

DEATH BENEFIT

Under Section 403(b), Section 457, and 408(IRA) Contracts, if a Participant dies before the Annuity Purchase Date (see “Annuity Purchase Date”), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum or, if the beneficiary is under the age of 75 at the time of the Participant’s death, the beneficiary may elect to have the Accumulation Amount applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. See “Section 403(b) Annuities” on page 29. Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for particulars.

If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant’s spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant’s death is received by TFLIC. If the beneficiary is under age 75 at the time of the Participant’s death and elects a Fixed Annuity, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary’s Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, subject to the terms of any underlying Plan the remaining value will be paid in the following order: Participant’s (1) spouse, (2) children, (3) parents, (4) siblings and (5) estate.

For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

REDEMPTION DURING THE ACCUMULATION PERIOD

For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. See “Federal Income Tax Status.”

The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by TFLIC is received by TFLIC. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of interests in the Portfolios or the Calvert Series held by Variable Funds Subaccounts is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.

A withdrawal will generally have federal income tax consequences which may include penalties. See “Federal Income Tax Status.”

With respect to Section 401(a), Section 401(k) and NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited. In each instance the underlying Plan document should be consulted to determine what options, if any, are available.

PAYMENT OPTIONS

With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described below is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one’s Accumulation Account had been received by TFLIC on his/her Annuity Purchase Date. See above for “Redemption During the Accumulation Period”. However, Section 401(a), Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.

Annuity Purchase Date

The Annuity Purchase Date is the first day of the month coincident with or following the receipt by TFLIC of written notice, submitted through the Participant’s employer, of the Participant’s retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age 70 1/2 or, except in the case of 408(IRA) Contracts, retires at which time an election to receive an annuity or lump sum benefit must be made.

In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by TFLIC of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

Fixed Annuity

Fixed Annuity payments are not made from the Variable Funds Account or the Asset Allocation Funds Account but are made from the general account of TFLIC which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, as amended, (the “1933 Act”) nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

Fixed Annuity Options

The following Fixed Annuity options may be available:

(i)	Life Annuity — Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

(ii)	Life Annuity With Period Certain — Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

(iii)	Specified Fixed Period Annuity — Annuity payments will be made for a specified fixed period selected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

(iv)	Contingent Annuity — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”) with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

(v)	Contingent Annuity With Period Certain — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lesser percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant’s life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the initial period set forth in the Contract, the maximum rates set forth in the Contract. Thereafter, the annuity purchase rate will be the rate in effect as declared by TFLIC on the Annuity Purchase Date. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant’s Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

Payments To A Beneficiary Following The Annuitant’s Death

If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, TFLIC shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

The annuitant’s beneficiary may direct in writing to TFLIC that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date TFLIC receives written notice of the beneficiary’s election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant’s Fixed Annuity.

VOTING RIGHTS

The Variable Funds Subaccounts

The assets held in the Variable Funds Subaccounts will be invested in the Portfolios or the Calvert Series, as applicable. TFLIC is the legal holder of the interests and shares held in a Variable Funds Subaccount and as such has the right to vote to elect the governing boards of Transamerica Partners Portfolios and Calvert, Inc., to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders’ meeting. To the extent required by law, TFLIC will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. TFLIC will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give these instructions. The record date for any such vote shall be selected by the governing boards of Transamerica Partners Portfolios or Calvert Series.

Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Variable Funds Subaccount, with fractional votes for amounts less than $100. These votes, are converted into a proportionate number of votes in beneficial interests in a Portfolio or shares of the Calvert Series. Interests held in each Variable Funds Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by TFLIC in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, TFLIC may elect to vote in its own right.

A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the Portfolio or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Variable Funds Subaccount. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Variable Funds Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. TFLIC will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to TFLIC with respect to interests attributable to the Accumulation Account values held in each Variable Funds Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct TFLIC to vote these interests in the same proportion as those shares for which instructions from Participants are received.

Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing boards of Transamerica Partners Portfolios or Calvert, Inc.; (2) ratification of the independent accountant of a Portfolio or the Calvert Series corresponding to the Contractholder’s, IRA Contractholder’s or NQDC Contractholder’s selected Subaccount(s); (3) approval of changes in the Investment Advisory Agreement for a Portfolio or the Calvert Series corresponding to the Contractholder’s, IRA Contractholder’s or NQDC Contractholder’s selected Subaccount(s) with certain exceptions; (4) any change in the fundamental investment policies of a Portfolio or the Calvert Series corresponding to the Contractholder’s, IRA Contractholder’s or NQDC Contractholder’s selected Subaccount(s); and (5) any other matter requiring a vote of the investors in Transamerica Partners Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in the affected Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

Transamerica Partners Portfolios has obtained an exemptive order from the Securities and Exchange Commission to permit the Portfolios, pursuant to approval by the Board of Trustees, under certain circumstances to enter into and materially amend contracts with subadvisers without the approval of the investors of the applicable Portfolio. Investors in all of the Portfolios (including the applicable Variable Funds Subaccounts) have approved the exemptive order.

The Asset Allocation Funds Subaccounts

The assets held in the Asset Allocation Funds Subaccounts will be invested in units of the Variable Funds Subaccounts. TFLIC is the legal holder of the units in the Asset Allocation Funds Subaccounts and as such has the right to vote upon any matter that may be voted upon by holders of units. To the extent required by law, TFLIC will vote at regular and special meetings in accordance with the instructions received from

Contractholders, IRA Contractholders and NQDC Contractholders. TFLIC will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give these instructions.

Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Asset Allocation Funds Subaccount, with fractional votes for amounts less than $100. Interests held in each Asset Allocation Funds Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by TFLIC in the same proportion as those interests in that Asset Allocation Funds Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, TFLIC may elect to vote in its own right.

A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in Asset Allocation Funds Subaccounts attributable to his/her portion of the Accumulation Account. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Asset Allocation Funds Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. TFLIC will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to TFLIC with respect to interests attributable to the Accumulation Account values held in an Asset Allocation Funds Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct TFLIC to vote these interests in the same proportion as those shares for which instructions from Participants are received.

Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) approval of any change in the Investment Advisory Agreement corresponding to the Contractholder’s, IRA Contractholder’s or NQDC Contractholder’s selected Subaccount(s); (2) any change in the fundamental investment policies of the Contractholder’s, IRA Contractholder’s or NQDC Contractholder’s selected Subaccount(s); and (3) any other matter requiring a vote of the unitholders of a Subaccount. With respect to approval of the Investment Advisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in the affected Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act. On matters submitted for consideration by holders of units of the underlying Variable Funds Subaccounts, TFLIC will vote in proportion to the vote of all other holders of units in that underlying Variable Funds Subaccount.

General

TFLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the Portfolios, the Calvert Series or the Variable Funds Subaccounts, or to approve or disapprove an investment adviser or principal underwriter for one or more of the Variable Funds Subaccounts. In addition, TFLIC may disregard voting instructions that would require changes in the investment objectives or policies of any of the Portfolios, the Calvert Series or the Variable Funds Subaccounts or in an investment adviser or principal underwriter, if TFLIC reasonably disapproves those changes in accordance with applicable federal regulations. If TFLIC disregards voting instructions, it will advise Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

DISTRIBUTION OF THE CONTRACTS

TCI will act as the principal underwriter and the distributor of the Contracts. TCI or other authorized broker-dealers which enter into an agreement with TCI will perform sales, marketing and administrative functions relative to the Contracts which participate in the Variable Funds Account or the Asset Allocation Funds Account. TCI is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The principal business address of TCI is 4600 South Syracuse Street, Suite 1100, Denver, CO 80237. The Contracts are sold by individuals who are registered representatives of TCI and who are also licensed as insurance agents for TFLIC. The Contracts may also be sold through registered representatives of other broker-dealers authorized by TCI and applicable law who may be insurance agents licensed by an insurance company other than TFLIC. Commissions and other expenses directly related to the sale of the Contracts will not exceed 8 percent of Purchase Payments. Additional expense allowance may be paid for other services not directly related to the sale of the Contracts. Such services include the training of personnel and the production of promotional literature.

FEDERAL INCOME TAX STATUS

The ultimate effect of federal income taxes on Fixed Annuity payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

The discussion which follows on the treatment of TFLIC and of the Contracts under U.S. federal income tax law is general in nature, is based upon TFLIC’s understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder, IRA Contractholder, NQDC Contractholders and Participant contemplating investment in the Contracts should consult a qualified tax adviser.

Tax Treatment of TFLIC

TFLIC is taxed as a life insurance company under the Code.

Investment income and gains from the assets of the Variable Funds Account are reinvested and taken into account in determining the value of the Variable Funds Account. Under existing federal income tax law, TFLIC is generally entitled to deductions for increases in reserves; those deductions offset any taxable income generated by the Variable Funds Account.

Investment income and gains from the assets of the Asset Allocation Funds Account and the underlying Variable Funds Subaccounts are reinvested and taken into account in determining the value of the Asset Allocation Funds Account and the underlying Variable Funds Subaccounts. Under existing federal income tax law, TFLIC is generally entitled to deductions for reserves that offset any taxable income generated by the Asset Allocation Funds Account.

Taxation of Transamerica Partners Portfolios

Transamerica Partners Portfolios has determined that each of its series is properly treated as a separate partnership for federal income tax purposes. Since each series is treated as a partnership, the series generally will not be subject to federal income tax. TFLIC, as an investor in series of Transamerica Partners Portfolios, will be taxable on its share (as determined in accordance with the governing instruments of Transamerica Partners Portfolios) of such series’ ordinary income and capital gain in determining its federal income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. See “Tax Treatment of TFLIC” above.

Section 403(b) Annuities

Purchase Payments made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under Section 501(c)(3) of the Code.

The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

Purchase Payments meeting the requirements of Sections 402(g), Section 403(b) and Section 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Purchase Payments made under a reduction in salary or a give up in salary increase agreement (“elective deferrals”) are excluded from a Participant’s gross income to the extent of $15,500 in 2008 (this limit is currently scheduled to be adjusted annually for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. All Purchase Payments under a Section 403(b) Contract are subject to the requirements of Section 415 of the Code, which in general limit contributions by or on behalf of a Participant to the lesser of $40,000 (an amount subject to indexation for inflation) or 100% of the Participant’s compensation (subject to a compensation limit). Participants under a Section 403(b) Contract who have attained age 50 may be entitled to exceed the limits of Sections 402(g) and 415 by up to $5,000 in 2008 (an amount to be adjusted annually for inflation) and certain Participants with 15 or more years of service with their Plan sponsor may be eligible for an increase of up to $3,000 per year in the Section 415 limit (subject to a lifetime maximum of $15,000 or if less the amount by which they are deemed to have undercontributed in prior years). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of any underlying retirement Plan.

When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income by the Participant will not be taxed. Full redemptions do not qualify for any special tax treatment which might otherwise be applicable to qualified plan lump sum distributions. However, a Participant may delay including certain distributions in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account (or IRA), Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. A Participant may not rollover hardship distributions, distributions part of a series of installments or any required minimum distributions made after age 70 1/2, however.

If the Participant receives any amount under the Contract that does not qualify under one of the exceptions listed in the next sentence, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made on or after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant, (3) attributable to the Participant’s becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the Participant), (7) paid to alternate payees under a qualified domestic relations order or (8) paid to the IRS pursuant to a levy to collect unpaid taxes.

Restrictions on Withdrawals of Elective Contributions. Any funds in the Participant’s account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, severance from employment, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant’s own contributions exclusive of earnings). However, any funds in the Participant’s account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer’s plan.

In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.

Section 401(a) Plans

An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual contributions on behalf of a Participant may not exceed the Section limits, i.e. the lesser of the $40,000 (as indexed) or 100% of such Participant’s compensation. In the case of a 401(k) plan, the annual deferral limit for the Participant’s elective contributions under Section 402(g) of the Code is $15,500 in 2008 (this limit is currently scheduled to be adjusted annually for inflation). In addition, Participants may make after-tax contributions to the Contract if their Section 401(a) Plan permits subject to the Section 415 limits and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $5,000 in 2008 (an amount currently scheduled to be adjusted annually for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 401(a) Plan.

When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Purchase Payments will not be taxed. Full redemptions to participants born before 1936 may qualify for 10 year income averaging (using 1986 tax rates) and/or partial treatment as capital gains for amounts attributable to pre-1974 service if the payment constitutes a “lump sum distribution,” as that term is defined in the Code, and if certain conditions are met.

The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. If the Participant receives a direct distribution from the plan, automatic withholding of 20% will be made on the distribution — even though it is rendered not currently taxable by the Participant’s subsequent rollover or transfer of the gross amount to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. Alternatively, the Participant may avoid the automatic 20% withholding by directing the plan to transfer the amount involved directly to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. See “Income Tax Withholding.” In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

Section 408 (IRA) Contracts

An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant non-deductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10-year income averaging applicable to certain qualified plan distributions. Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover.

If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant’s becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, and (4) in amounts not exceeding certain expenses in the year distributed, including deductible medical care expenses, qualified higher education expenses, qualified first-time home buyer costs (subject to a $10,000 maximum) and health insurance premiums paid by persons after receiving at least 12 weeks of unemployment compensation insurance payments.

Minimum Distribution Requirements

If the actual distributions from an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or Section 457 Plan are less than the minimum required to be distributed commencing by April 1 in the calendar year following the year the Participant attains age 70 1/2 or, in any case other than an IRA distribution and if still employed at that age, the year in which he retires (see “Annuity Purchase Date”) the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.

Section 457 Plans

Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government or other tax-exempt employer to establish a deferred compensation plan allowing the deferral of certain limited amounts of compensation. Generally, the annual deferral limit is the lesser of $15,500 in 2008 (this limit is currently scheduled to be adjusted annually for inflation) or 100% of the Participant’s includable compensation. There is a “catch-up” provision which may permit a Participant to defer a greater amount prior to retirement and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $5,000 in 2008 (an amount currently scheduled to be adjusted annually for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 457 Plan. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. All amounts deferred and property bought with those amounts or income earned on those amounts under Section 457 Plans of non-governmental tax-exempt employers must remain the property of the employer and are subject to the claims of its general creditors. The assets of Section 457 Plans of state and local governments must be held in trust for the “exclusive benefit” of the Participants (and their beneficiaries). Distributions from a Section 457 Plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin no later than the April 1st of the calendar year following the year in which the participant attains age 70 1/2 or, if later, the year in which he retires. Distributions from Section 457 Plans are generally taxable as ordinary income when paid or, in the case of distributions from Section 457 Plans of non-governmental tax-exempt employers, when made available. Distributions may be directly transferred without tax to a Section 457 Plan or, if paid by the Section 457 Plan of a governmental employer, rolled over under the same rules as govern rollovers of distributions from Section 403(b) plans. Distributions from Section 457 Plans are not subject to the special 10% excise tax for early distribution unless attributable to amounts rolled into that Plan from another type of Plan (such as an employer’s Section 401(a) Plan) the distributions would be subject to the excise tax.

Non-Qualified Deferred Compensation Contracts

Taxed employers may establish a non-qualified deferred compensation arrangement funded by non-qualified deferred compensation contracts allowing the deferral of compensation. Such Plans include, but are not limited to, excess benefit plans, plans maintained by an employer primarily for a select group of management or highly compensated employees, as well as rabbi and secular trusts. Taxed employers for these non-qualified deferred compensation Plans include corporations, partnerships, S corporations and any of their affiliates or subsidiaries.

Contributions are determined on the Plan’s definition of compensation. All amounts deferred and any income earned thereon remain the property of the employer and are subject to the claims of its general creditors. In-service withdrawals from deferred compensation Plans may be permitted for reasons of hardship under certain conditions as specified in the Plans. Distributions from these Plans are permitted when the Participant terminates employment, becomes permanently disabled, retires, dies or as otherwise specified in the Plan. As a general rule, the Participant is subject to taxation upon receipt of the funds, and there is usually no tax consequences to the employer, i.e., no deduction is available, until paid out.

Income Tax Withholding

Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. TFLIC will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply, if available.

For NQDC Contracts and Section 457 Plans of non-governmental tax-exempt employers, Form W-2 withholding by the employer may be required.

For other Contracts other than under IRAs, mandatory 20% federal income tax withholding applies unless the distributions either are:

1.	Part of a series of substantially equal periodic payments (at least annually) for the participant’s life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

2.	Required by the Code upon the participant’s attainment of age 70 1/2 (or retirement) or death, or

3.	Made on account of hardship.

Such withholding will apply even if the distribution is rolled over into another plan qualified to receive the same, including an IRA. The withholding can be avoided if the participant’s interest is directly transferred to that other plan. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is rolled over.

Pursuant to Revenue Ruling 90-24, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange.

ASSUMPTION REINSURANCE

The Contracts described in this Prospectus include group variable annuity contracts which were originally issued by MONY Life Insurance Company (formerly The Mutual Life Insurance Company of New York) (“MONY”) and then assumed by TFLIC (formerly AUSA Life Insurance Company) pursuant to certain assumption reinsurance agreements executed by MONY and TFLIC effective December 31, 1993. Pursuant to the terms of these agreements and applicable state insurance laws, affected MONY contractholders may elect to participate and “opt in” or choose to remain contractholders of MONY and “opt out” of the assumption.

The former holders of MONY contracts who opted in to the assumption of their contracts by TFLIC experience no differences in the terms or charges under the Contracts. All investment options previously available to these MONY contractholders are available under the Contracts under Variable Funds Subaccounts which correspond to investment options under the MONY contracts. In addition, such assumed TFLIC Contractholders may be able to direct the investment of their funds into certain additional investment options which were not available under the MONY contracts.

PERFORMANCE DATA

From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Variable Funds Subaccount reflects the results of the corresponding Portfolio or the Calvert Series and recurring charges and deductions borne by or imposed on the Variable Funds Subaccount and on the corresponding Portfolio or the Calvert Series. The data for each Asset Allocation Funds Subaccount reflects the results of the underlying Variable Funds Subaccounts invested in and the corresponding Portfolios and recurring charges and deductions borne by or imposed on the Asset Allocation Funds Subaccount, the underlying Variable Funds Subaccounts and the corresponding Portfolios. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

Variable Funds Money Market Subaccount

The performance data for this Subaccount will reflect “yield,” “effective yield” and “total return”. The “yield” of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is “annualized,” that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. The total return is calculated as shown below.

Other Variable Funds Subaccounts

The performance data for these Subaccounts will reflect “yield” and “total return”. The “yield” of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The “yield” reflects deductions for all charges, expenses, and fees of both the underlying Portfolio or Calvert Series, as applicable, and the Subaccount itself. “Annualized total return” for each of these Subaccounts and the Variable Funds Money Market Subaccount refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Portfolio or Calvert Series, as applicable, and the Subaccount itself, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the “annualized total return” data is given.

Asset Allocation Funds Subaccounts

The performance data for the Asset Allocation Funds Subaccounts will reflect “yield” and “total return.” The “yield” of each of the Asset Allocation Funds Subaccounts refers to the income generated by an investment in that Asset Allocation Funds Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Asset Allocation Funds Subaccount. The value of each Asset Allocation Funds Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The “yield” reflects deductions for all charges, expenses, and fees. “Annualized total return” for each of the Asset Allocation Funds Subaccounts refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the “annualized total return” data is given.

Information Relating To All Subaccounts

Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, and annualized total return will be quoted for the most recent five-and ten-year periods, or the period from the commencement of operations of the Subaccount (or its corresponding Portfolio or predecessor separate account), if shorter.

Actual total return quotations may also be advertised for other specified periods, such as calendar years and calendar quarters. Cumulative total return for periods of more than one year may also be quoted. These figures will be accompanied by the standard, annualized total return quotations.

From time to time, information may be provided concerning general economic conditions and supplying comparative performance data and rankings, with respect to comparable investments for the same period, for unmanaged market indices such as the Dow Jones Industrial Average and the Standard and Poor’s 500, and from recognized independent sources such as Money, Forbes, Barron’s, Lipper Analytical Services, Inc., Frank Russell Universe Data and Morningstar.

In addition, reference may be made in advertisements to various indices including, without limitation, the Standard & Poor’s 500 Stock Index, Lehman Brothers Aggregate Index, and Russell 1000 Index, in order to provide the reader a basis of comparison for performance.

Please note that the investment results of each Subaccount will fluctuate over time.

Average Annual Total Returns

The annualized total return for the Subaccounts is shown for the periods ended December 31, 2007 indicated in the table below.

	Inception					Since
	Date(1)	1 Year	3 Years	5 Years	10 Years	Inception
Money Market(2)	Dec-78	4.05%	3.25%	2.04%	2.85%	5.84%

High Quality Bond(2)	Jul-90	4.21%	2.75%	1.96%	3.71%	4.70%

Inflation-Protected Securities(3)	Aug-90	8.95%	3.78%	2.45%	4.00%	5.15%

Core Bond(2)	Jan-78	5.49%	3.25%	3.35%	4.44%	7.05%

High Yield Bond	Sep-95	0.91%	4.54%	9.57%	4.82%	5.96%

Balanced(2)	Dec-92	0.67%	5.13%	7.70%	3.73%	7.15%

Large Value(2)	Jan-78	−2.83%	7.03%	11.38%	6.15%	11.41%

Large Core(2)	Jan-86	0.99%	5.76%	9.75%	2.89%	9.13%

Large Growth(2)	Mar-93	11.02%	6.62%	10.09%	4.07%	7.45%

Growth	May-96	27.11%	12.73%	15.01%	6.99%	6.75%

Small Core(2)	Jan-86	−5.54%	4.52%	12.62%	4.70%	10.99%

International Equity(2)	Dec-92	10.47%	15.24%	19.06%	8.63%	10.24%

Calvert Series	Sep-86	1.63%	4.55%	7.63%	3.58%	7.28%

Short Horizon	Jan-97	4.43%	3.51%	4.06%	4.14%	4.53%

Intermediate Horizon	Jan-97	4.13%	5.43%	7.61%	4.76%	5.57%

Intermediate/Long Horizon	Jan-97	3.99%	6.30%	9.27%	4.97%	6.16%

(1)	Inception date refers to the commencement of operations of each Subaccount except that where indicated by footnote 2, inception date refers to commencement of operations of a predecessor separate account.

(2)	Each of the corresponding Pooled Separate Accounts of MONY set forth below contributed all of its assets to, and thereby established, the Portfolios in which the corresponding Variable Funds Subaccounts invest their assets:

MONY Pooled
Series	Separate Account
Money Market	Pooled Account No. 4
High Quality Bond	Pooled Account No. 15
Core Bond	Pooled Account No. 5
Balanced	Pooled Account No. 14
Large Value	Pooled Account No. 6
Large Growth	Pooled Account No. 1
Large Core	Pooled Account No. 10a
Small Core	Pooled Account No. 10b
International Equity	Pooled Account No. 12

Total returns calculated for any period for each of the Money Market, High Quality Bond, Core Bond, Balanced, Large Value, Large Core, Large Growth, Small Core and International Equity Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to its establishment and the performance of the corresponding Portfolio thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account adopted investment objectives, policies and practices substantially similar to those of the corresponding Portfolio invested in by the Subaccount. Total return percentages for the Subaccounts and the Portfolios reflect the historical rates of return for the applicable period. Total return percentages for the corresponding Pooled Separate Accounts reflect historical rates of return after giving effect to a one-time adjustment to reflect charges, expenses and fees in effect at the time the Portfolios commenced operations. The corresponding Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment restrictions imposed by the Act. If the corresponding Pooled Separate Accounts had been registered under the Act, investment performance might have been adversely affected.

(3)	Prior to May 1, 2007, the Inflation-Protected Securities Portfolio (the underlying Portfolio in which the Inflation-Protected Securities Subaccount invests) had a different investment objective and strategy and was named Intermediate Government Bond Portfolio. The Subaccount performance prior to May 1, 2007 does not necessarily represent results that would have been obtained had the current investment objective and strategy for the Portfolio been in effect for all periods.

The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The average annual total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding Portfolio or Calvert Series, as applicable, and the corresponding Subaccount.

TRANSAMERICA PARTNERS PORTFOLIOS

The Variable Funds Subaccounts other than the Calvert Series Subaccount invest exclusively in corresponding series of Transamerica Partners Portfolios. The Asset Allocation Funds Subaccounts invest exclusively in Variable Funds Subaccounts. Transamerica Partners Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company.

Each of the Variable Funds Subaccounts seeks its investment objective by investing all of its assets in a corresponding Portfolio. The investment objective of each Portfolio may be changed without the approval of investors in that Portfolio, but not without written notice thereof to its investors (including the applicable Subaccount) 30 days prior to implementing the change. TFLIC may withdraw the investment of a Subaccount from its Portfolio on any Portfolio Business Day (see page 57). Upon any such withdrawal, TFLIC would consider what action might be taken, including investment of the assets of the Subaccount in another pooled investment entity having the same investment objective.

Principal Investment Strategies

This section describes principal investment strategies of the series of Transamerica Partners Portfolios currently available under the Contracts through the Subaccounts. More information on investment strategies, investments and risks appears in Appendix B to this Prospectus. There can, of course, be no assurance that any Portfolio will achieve its investment objectives. Except as noted below, each Portfolio’s objectives and strategies may be changed without investor approval.

Please note that each Portfolio may also use strategies and invest in securities that are described in the Statement of Additional Information. Of course, a Portfolio’s advisers might not use all of the strategies and investment techniques described below or in the Statement of Additional Information at any particular time.

Each Portfolio may, from time to time, take temporary defensive positions that are inconsistent with the Portfolio’s principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Portfolio may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

Money Market Portfolio

The investment objective of the Money Market Portfolio is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

This Portfolio invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers’ acceptances), commercial paper and asset-backed securities, and repurchase agreements. The Portfolio may invest more than 25% of its total assets in obligations of U.S. banks.

The Portfolio is subject to SEC industry regulations applicable to money market funds. These regulations require that the Portfolio’s investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Portfolio’s investments (on a dollar-weighted basis) be ninety days or less, and that all of the Portfolio’s investments be in U.S. dollar-denominated high quality securities which have been determined by the Portfolio to present minimal credit risks.

To be considered high quality under the regulations, a security (or its issuer or guarantor) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the Subadviser’s opinion, be of comparable quality.

Investors should note that within these two rating categories there may be sub-categories or gradations indicating relative quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a Portfolio’s portfolio managers or the Portfolio’s Board (where required by applicable regulations) will decide whether the security should be held or sold.

Money market instruments in which the Portfolio may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

Management of the Portfolio reflects the goal of maximizing yield, subject to the portfolio managers’ outlook for short-term interest rates and anticipated liquidity needs. The Portfolio is constructed from an approved list of money market issues that have passed and maintain rigorous credit standards. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio’s goal. In general, the portfolio managers attempt to temper income volatility in the Portfolio by investing significant portions of the Portfolio in securities with maturities of thirty to forty-five days.

What are Money Market Instruments?
A money market instrument is a short-term IOU issued by banks or other issuers, the U.S. or a foreign government or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short term unsecured debt), asset-backed securities (which are backed by pools of accounts receivable such as mortgages, car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

The Portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Investment income that has not yet been declared as a dividend, or a default on a portfolio security, may cause the Portfolio’s net asset value to fluctuate.

If the Portfolio concentrates in bank obligations, the Portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

Bond Portfolios

What is a Bond?
A bond, which is also called a debt security or debt obligation, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation or other entity, or a city or state, borrows money from investors and agrees to pay back the loan amount (the principal) on a certain date (the maturity date). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as zero coupon bonds, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds’ interest rates may change based on market or other factors.

Some debt securities are convertible securities, which means that they may be converted at either a stated price or rate into shares of common stock of the issuer. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

The investment objective of the High Quality Bond Portfolio is to provide a high risk-adjusted return while focusing on the preservation of capital.

This Portfolio invests primarily in high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements. Under normal circumstances the Portfolio invests at least 80% of its net assets in high quality bonds and related investments.

The dollar-weighted average effective maturity of the Portfolio generally does not exceed three years under normal circumstances. Individual securities held by the Portfolio may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality.

The Portfolio’s duration generally is between one and three years. Duration is a way of measuring the Portfolio’s overall sensitivity to interest rate fluctuations. The net asset value of a fund with a shorter duration will generally fluctuate less in response to interest rate changes than that of a fund with a longer duration.

The Portfolio considers securities rated BBB or better by Standard & Poor’s or Fitch or Baa or better by Moody’s (and securities that the Portfolio’s advisers believe are of comparable quality) to be high quality. Ratings are described in the Statement of Additional Information. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.

The portfolio managers of the High Quality Bond Portfolio use a “bottom-up” analysis, focusing on the relative value of individual securities. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers of the Portfolio then attempt to select securities that will enable the Portfolio to maintain a stable share price and at the same time to achieve a high level of income. The managers use the same bottom-up approach when deciding which securities to sell. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio’s goal.

What are U.S. Government Obligations?
U.S. government obligations, including U.S. government bonds, are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.

The investment objective of the Inflation-Protected Securities Portfolio is to seek maximum real return consistent with the preservation of capital. The Portfolio invests primarily in inflation-protected securities issued by the U.S. Government, its agencies and instrumentalities. The Portfolio also invests in inflation-protected securities of U.S. issuers, foreign governments, and other foreign issuers. Under normal circumstances the Portfolio invests at least 80% of its net assets in inflation-protected securities and related investments.

What are Inflation-Protected Securities?
Inflation-protected securities are fixed income securities that are structured to provide protection against inflation. Like conventional fixed income securities, inflation-protected securities generally pay interest at fixed intervals and return the principal at maturity. Unlike a conventional fixed-income security, an inflation-protected security’s principal or interest is adjusted periodically to reflect changes in a specified inflation index. For example, the U.S. Treasury uses the Consumer Price Index for All Urban Consumers as the inflation index for Treasury inflation-protected securities. Inflation-protected securities are designed to preserve purchasing power over the life of the security while paying a “real” rate of interest (i.e., a return over and above the inflation rate).

The Portfolio may also invest in securities that pay nominal rates of interest (i.e., that are not inflation-protected), including U.S. Treasury and agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, floating rate securities, high quality, short-term obligations, and repurchase agreements. The Portfolio may invest in securities that are denominated in U.S. dollars and in foreign currencies.

The Portfolio invests primarily in investment-grade securities, but may also invest in lower quality securities. The Portfolio may not invest more than 10% of its net assets in below investment-grade securities (commonly referred to as “junk bonds”). Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the Portfolio’s advisers.

The Portfolio seeks to maintain an average portfolio duration that is within ±20% of the duration of the Lehman U.S. TIPS Index, an index of inflation-protected securities. As of March 31, 2008, the duration of the index was 7.92 years. The Portfolio may invest in securities of any maturity.

The portfolio managers of the Inflation-Protected Securities Portfolio use both “top down” and “bottom up” analysis to determine security and duration positions for the Portfolio. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.

What are Mortgage-Backed and Asset-Backed Securities?

Home mortgage loans are typically grouped together into “pools” by banks and other lending institutions. Interests in these pools (called mortgage-backed securities) are then sold to investors, allowing the bank or other lending institution to have more money available to loan. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. These pools may be guaranteed by U.S. government agencies or by government sponsored private corporations — interests in the pools are then referred to as “Ginnie Maes,” “Fannie Maes” and “Freddie Macs.” Mortgage-backed securities issued by provate issuers may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities include collateralized mortgage obligations, or CMOs. Investors should note that Ginnie Maes, Fannie Maes and Freddie Macs are neither guaranteed nor insured by the U.S. government.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest or may be nonexistent.

The value of mortgage-backed and asset-backed securities may be impacted by changes in credit quality or value of the mortgage loans or other assets that support the securities. Upon the occurrence of certain triggering events or defaults on a security held by a Portfolio, or if an issuer of such a security has difficulty meeting its obligations, the Portfolio may become the holder of a restructured security or of underlying assets that it could not otherwise purchase. Those assets may be difficult to sell at a desirable price or at all.

The investment objective of the Core Bond Portfolio is to achieve maximum total return. This Portfolio invests primarily in investment grade debt securities and U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and those of private issuers. Under normal circumstances the Portfolio invests at least 80% of its net assets in bonds and related investments.

The Portfolio also invests in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations (CLOs), collateralized bond obligations (CBOs) and collateralized debt obligations (CDOs), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The Portfolio may invest in securities that are denominated in U.S. dollars and in foreign currencies. In addition, the Portfolio may use derivatives, such as options, futures, swaps, and foreign currency exchange contracts.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the Portfolio’s advisers. Under normal circumstances, the portfolio invests at least 65% of its net assets in investment grade securities.

The Portfolio’s duration generally is between three and ten years, and its dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

The portfolio manager uses both “top down” and “bottom up” analysis to determine sector, security and duration positions for the Core Bond Portfolio. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.

What are High Yield Bonds?

High yield securities usually are debt securities that are rated below-investment grade, commonly referred to as “junk bonds.” Below-investment grade debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. (See the Statement of Additional Information for more information on ratings.)

The investment objective of the High Yield Bond Portfolio is to provide a high level of current income. This Portfolio invests primarily in high-yielding, income producing debt securities, such as debentures and notes, loan participations, and in convertible and non-convertible preferred stocks. Under normal circumstances the Portfolio invests at least 80% of its net assets in high-yield bonds and related investments.

High-yield securities usually are debt securities that are below-investment grade, commonly referred to as “junk bonds.” Below-investment grade debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. The Portfolio considers securities rated BB or lower by Standard & Poor’s or Fitch or Ba or lower by Moody’s (and comparable unrated securities) to be high-yield securities. See the Statement of Additional Information for more information on ratings.

Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders have priority in being repaid. As a result, when selecting investments, the Portfolio’s advisers rely on fundamental research to identify companies with adequate cash flows, attractive valuations and strong management teams.

The Portfolio may also invest in (i) securities that are in default, (ii) securities that pay interest in the form of additional securities, (iii) interests in senior floating rate loans of domestic or foreign borrowers and in secured and unsecured subordinated loans, second lien loans, and subordinated bridge loans, and (iv) equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Portfolio.

What are Derivatives?

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives are often used as a hedging technique in an attempt to manage risk in the fund’s portfolio. Derivatives may also be used as a substitute for buying or selling securities, as a cash flow management technique, or for more speculative purposes in an attempt to enhance returns. Funds may engage in a variety of derivative transactions, such as futures, options, swaps (including credit default swaps) and warrants.

Derivatives involve special risks and costs and may result in losses to a Portfolio. Even a small investment in derivatives can have a disproportionate impact on a Portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Portfolio. The use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Portfolio’s net asset value. Derivatives can also make the fund less liquid and harder to value, especially in changing markets. Because derivatives are contracts, they are also subject to the risk that the other contract party defaults on its obligations.

*  *  *

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Each of the Bond Portfolios may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolios generally use derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a Portfolio. In that case, derivative investments will be considered related investments for purposes of the Portfolio’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Portfolio’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

Each of the Bond Portfolios will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each Portfolio also may lend its securities to generate income.

Compliance with any policy or limitation for a Portfolio that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Portfolio’s assets or for any other reason. If the credit quality of an investment deteriorates after purchase, the portfolio managers will decide whether the security should be held or sold.

Each Portfolio’s policy of investing, under normal circumstances, at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Portfolio will provide its shareholders with prior notice of any changes in that policy in accordance with applicable law.

Balanced Portfolio

The investment objective of the Balanced Portfolio is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments. The Portfolio invests in a managed mix of equity and debt securities of predominantly U.S. issuers. However, the Fund may invest in securities of foreign issuers, including issuers located in emerging, or developing, markets.

The Portfolio’s equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Portfolio’s debt securities include corporate bonds, notes and commercial paper, U.S. government securities, bank obligations and mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and those of private issuers.

The Portfolio varies the percentage of assets invested in any one type of security in accordance with its advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Portfolio invests approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stock).

In selecting common stocks, the Portfolio emphasizes established companies. Most of the Portfolio’s long-term debt investments are investment grade (rated BBB or better by Standard & Poor’s or Fitch or Baa or better by Moody’s) or considered by the Portfolio’s advisers to be of comparable quality.

The Portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, swaps, and forward currency contracts. These investment strategies may be employed in connection with hedging activities and also may be used to generate income.

The Portfolio uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

Stock Portfolios

What are Equity Securities?

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, limited partnership interests, securities convertible into other securities (such as warrants and options), rights and other interests in other securities, and depository receipts for those securities. Equities are subject to market risk. Many factors affect the prices and dividend payouts, if applicable, of equity investments. These factors include, among others, the issuer’s earning stability and overall financial state, conditions in a particular industry or region, investor confidence in the economy, and general business conditions.

The investment objective of the Large Value Portfolio is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal. This Portfolio invests primarily in stocks of companies which, in the opinion of the Portfolio’s advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Portfolio also emphasizes stocks which, in the opinion of the Portfolio’s advisers are undervalued. The Portfolio emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of large cap companies and related investments. The Portfolio considers large cap companies to be companies with market capitalizations that, at the time of initial purchase exceed the minimum capitalization of companies that are included in the Russell 1000 Index. As of March 31, 2008, the market capitalizations of companies in the Russell 1000 Index were in excess of $155 million.

What is Value Investing?

Funds that use a value-oriented strategy search for those companies that appear to be trading below their true worth. These companies tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that a stock is less expensive than average relative to the company’s earnings or book value, respectively. These funds use research to identify potential investments, examining such features as a firm’s financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services. A fund’s adviser may not be correct in its determinations of companies that are in fact undervalued.

The investment objective of the Large Core Portfolio is to provide capital appreciation and current income. This Portfolio invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Portfolio also may select securities based on their potential to generate current income. The Portfolio emphasizes securities of growing, financially stable and undervalued companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of large cap companies and related investments. The Portfolio considers large cap companies to be companies with market capitalizations that, at the time of initial purchase exceed the minimum capitalization of companies that are included in the Russell 1000 Index. As of March 31, 2008, the market capitalizations of companies in the Russell 1000 Index were in excess of $155 million. This Portfolio attempts to achieve more capital appreciation than an income fund and less price volatility than a growth fund. The Portfolio emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

The investment objective of the Large Growth Portfolio is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal. This Portfolio invests primarily in common stocks of companies with potential for above average growth in earnings and dividends. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large cap companies and related investments. The Portfolio considers large cap companies to be companies with market capitalizations that, at the time of initial purchase exceed the minimum capitalization of companies that are included in the Russell 1000 Index. As of March 31, 2008, the market capitalizations of companies in the Russell 1000 Index were in excess of $155 million. The Portfolio emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Portfolio uses multiple managers to control the volatility often associated with growth funds.

What is Growth Investing?

Funds that use a growth-oriented strategy search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons. A fund’s adviser may fail to pick stocks that outperform the economy or that do as well as the economy.

The investment objective of the Growth Portfolio is to provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks. This Portfolio invests primarily in high growth companies and focuses on large capitalization issuers. The Portfolio seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Portfolio also emphasizes stocks of companies with consistent, above-average and accelerating profitability and growth. Under normal market circumstances the Portfolio invests at least 80% of its net assets in equity securities and related investments. The investment characteristics, such as price-to-earnings ratio, of the Portfolio can undergo major changes at any time. As a result, the value of shares of this Portfolio may be quite volatile.

The investment objective of the Small Core Portfolio is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies. This Portfolio invests primarily in stocks of small to medium sized companies which, in the opinion of the Portfolio’s advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Small Core Portfolio emphasizes common stocks of U.S. companies with market capitalizations of less than $15 billion.

Under normal market circumstances the Portfolio invests at least 80% of its net assets in equity securities of companies with small market capitalization (or small cap companies) and related investments. The Portfolio considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000 Index. As of March 31, 2008, the market capitalizations of companies in the Russell 2000 Index ranged from $25 million to $6.8 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Small Core Portfolio invests may change.

The Portfolio utilizes multiple managers pursuing different investment styles to control the volatility often associated with investments in companies of this size.

The investment objective of the International Equity Portfolio is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers. This Portfolio invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Portfolio’s advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. Under normal circumstances, the Portfolio invests at least 65% of its net assets in foreign securities. The Portfolio invests in equity securities of issuers in at least three countries other than the United States. The Portfolio invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Portfolio may invest up to 10% of its assets in securities of issuers in developing countries. Under normal market circumstances the Portfolio invests at least 80% of its net assets in equity securities and related investments. The Portfolio may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts for hedging purposes.

The International Equity Portfolio uses two managers with different investment styles. One manager uses a value-oriented strategy, performing fundamental analysis to identify companies that appear to be trading below their true worth. The other manager uses a quantitative modeling strategy. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio’s goal.

*  *  *

The portfolio managers of the Large Value Portfolio use a “bottom up” value-oriented approach in selecting investments for the Portfolio. When portfolio managers use a “bottom up” approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio’s goals.

Portfolio managers of the Large Core, Large Growth, Growth and Small Core Portfolios use a “bottom up” approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio’s goals. Other managers utilize a quantitative approach with respect to security investment decisions.

Each of the Stock Portfolios may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolios generally use derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a Portfolio. In that case, derivative investments will be considered related investments for purposes of the Portfolio’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Portfolio’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

Each of the Stock Portfolios may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Portfolios use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each Portfolio also may lend its securities to generate income.

Compliance with any policy or limitation for a Portfolio that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Portfolio’s assets or for any other reason.

Although the policy of each Portfolio of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval, each Portfolio will provide its shareholders with prior notice of any change in that policy in accordance with applicable law.

Additional Investment Policies

Investment Restrictions

The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Portfolios. Under its investment restrictions, each Portfolio may borrow money and enter into reverse repurchase agreements in an amount not to exceed 1/3 of the current value of the Portfolio’s assets (including the borrowing) less liabilities (not including the borrowing). Except as otherwise noted, the

Portfolios’ investment objectives and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Portfolio’s securities is not a violation of policy.

Brokerage Transactions

The primary consideration in placing each Portfolio’s securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. A Portfolio may execute brokerage or other agency transactions through an investment adviser or distributor of the Portfolio or an affiliate of such an entity. These entities may be paid for these transactions.

Core/Feeder Structure

Each Subaccount which invests in a Portfolio does so through a two tier, core/feeder fund structure in which each such Subaccount invests in a corresponding Portfolio.

In addition to selling beneficial interests to such Subaccounts, Transamerica Partners Portfolios may sell beneficial interests in its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the Portfolio’s expenses. However, the other investors investing in such Portfolio are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each Portfolio.

Smaller entities investing in a Portfolio may be materially affected by the actions of larger entities investing in that Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a Portfolio (other than a vote to continue the Portfolio upon the withdrawal of an investor in the Portfolio), TFLIC, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under “Voting Rights”, including, to the extent required by law, procedures through which TFLIC shall receive instructions with respect to such vote from Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a Portfolio may require that TFLIC withdraw a Subaccount’s interest in that Portfolio. Any such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. There are, however, other ways for Transamerica Partners Portfolios to meet redemption requests from its investors, such as temporary borrowings.

Risk Considerations

The risks of investing in each Portfolio vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. For example, Portfolios investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Portfolios investing more of their assets in equity securities. Similarly, Portfolios investing more of their assets in equity securities may be susceptible to greater price volatility under certain circumstances than Portfolios investing more of their assets in fixed income securities. Certain of these risks are described in this section. More information on investment strategies, investments and risks appears in Appendix B to this Prospectus.

The net asset value of each Portfolio will change daily as the value of its underlying securities change. This means that an investor’s shares may be worth more or less at the time of redemption than at the time of purchase. An investor may lose money by investing in the Portfolios.

Certain of the investment practices employed for the Portfolios may entail risks in addition to the risks described below. Certain of these risks are described in the Statement of Additional Information.

Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

•	length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Portfolio to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Portfolio’s subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Portfolio, or if an issuer of such a security has difficulty meeting its obligations, the Portfolio may become the holder of a restructured security or of underlying assets. In that case, the Portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Mortgage-Related Securities. Mortgage-related securities in which the Portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Portfolio in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Portfolio’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

Inflation-Protected Securities. Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

High-Yield Debt Securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio holding high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio’s advisers could find it more difficult to sell these securities or may have to sell them at lower prices. The High Yield Bond Portfolio is particularly susceptible to the risks of high-yield debt securities.

Investing in Loans. Investments in loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Portfolio, a reduction in the value of the investment, and a potential decrease in the Portfolio’s net asset value. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Many loans in which the High Yield Bond Portfolio may invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission, and will not be listed on any national securities exchange. The amount of public information available with respect to loan investments may be less extensive than that available for registered or exchange listed securities. No active trading market may exist for some loans and certain loans may be subject to restrictions on resale. The High Yield Bond Portfolio is particularly susceptible to the risks of investing in loans.

Stocks. While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks a Portfolio holds fluctuate in price, the value of an investment in a Portfolio will go up and down.

Value. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. A Portfolio using the value style may underperform other equity funds that use different investing styles. The Portfolio may also underperform other equity funds using the value style. The Large Value Portfolio is particularly susceptible to the risks of value investing.

Growth. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. A growth oriented fund may underperform certain other stock funds (for example value funds) during periods when growth stocks are out of favor. The Growth and Large Growth Portfolios are particularly susceptible to the risks of growth investing.

Small- or Medium-Sized Companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market. Investments held by the Small Core Portfolio are particularly susceptible to the risks of small- or medium-sized companies.

Foreign Securities. Investments in foreign securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: changes in currency values, currency speculation, currency trading costs, different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political instability and small markets, and different market trading days.

Emerging Markets. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.

Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The Portfolio’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Portfolio’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Portfolio’s subadviser may not make use of derivatives for a variety of reasons.

Active Trading. The Inflation-Protected Securities, Core Bond, Large Core, Large Growth, Growth, and International Equity Portfolios had annual portfolio turnover rates in 2007 in excess of 100%. A high portfolio turnover rate may increase transaction costs which may negatively impact a Portfolio’s performance. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income for shareholders with taxable accounts.

Securities Lending. A Portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

Market. The value of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

You may lose money if you allocate your investment to these Portfolios.

MANAGEMENT OF TRANSAMERICA PARTNERS PORTFOLIOS

Board of Trustees

The Board of Trustees of Transamerica Partners Portfolios provides broad supervision over the affairs of Transamerica Partners Portfolios. For further information about the Board of Trustees, see “Management of Transamerica Partners Portfolios” in the Statement of Additional Information. A majority of the Board of Trustees are not affiliated with TAM or any Subadviser.

Investment Adviser

Transamerica Asset Management, Inc. (“TAM”) manages the assets of each Portfolio pursuant to an Investment Advisory Agreement with Transamerica Partners Portfolios and subject to the investment policies described herein and in the Statement of Additional Information. Subject to such further policies as the Board of Trustees may determine, TAM provides general investment advice to each Portfolio. It is TAM’s responsibility to select, subject to the review and approval of the Transamerica Partners Portfolios’ Board of Trustees, appropriate subadvisers and to review such subadviser’s continued performance. For its services under the Investment Advisory Agreements, TAM receives from each Portfolio the fees specified below. TAM is currently waiving a portion of its investment advisory fee for certain Portfolios. Investment management decisions are taken by a committee of TAM’s personnel and not by a particular individual.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

The Portfolios may rely on an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits TAM, subject to certain conditions, and without the approval of shareholders to: (1) employ a new unaffiliated subadviser for a portfolio pursuant to the terms of a new investment subadvisory agreement, either as a replacement for an existing subadviser or as an additional subadviser; (2) materially change the terms of any subadvisory agreement; and (3) continue the employment of an existing subadviser on subadvisory contract terms where a contract has been assigned because of a change of control of the subadviser. In such circumstances, shareholders would receive notice and information about the new subadviser within ninety (90) days after the hiring of any new subadviser.

TAM has selected subadvisers for each Portfolio. The subadvisers make the day-to day investment decisions for the Portfolio and place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of TAM. The subadvisers are listed below.

Following is a brief description of the subadvisers, including information they have provided about certain of their investment personnel. The Statement of Additional Information contains additional information about the compensation of such persons, other accounts managed by each such person, and each such person’s ownership of securities of the funds with respect to which such person has or shares management responsibility.

Money Market Portfolio

GE Asset Management, Incorporated (“GEAMI”). GEAMI was formed in 1988 and has been a registered investment adviser since 1988. The principal business address of GEAMI is 3001 Summer Street, P.O. Box 120031, Stamford, Connecticut 06912-0031.

High Quality Bond Portfolio

Merganser Capital Management Limited Partnership (“Merganser”). Merganser was formed in 2000, as the successor to a business formed in 1984, and is owned by certain of its employees. Merganser, or its predecessor, has been a registered investment adviser since 1984. The principal business address of Merganser is 99 High Street, Boston, Massachusetts 02110.

Douglas A. Kelly and Peter S. Kaplan are responsible for the day-to-day supervision of the High Quality Bond Portfolio on behalf of Merganser. Mr. Kelly is the Chief Investment Officer and Principal of Merganser, and has been with the firm since 1986. Mr. Kaplan is a Portfolio Manager and Principal of Merganser, and has been with the firm since 1986. Mr. Kelly is the lead manager of Merganser and Mr. Kaplan is the other manager at the firm. Mr. Kelly and Mr. Kaplan work jointly with one another and neither manager has any limitations on his respective role.

Inflation-Protected Securities Portfolio

BlackRock Financial Management, Inc. (“BlackRock”). BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock Inc., a premier provider of global investment management and risk management products, with $1.36 trillion in assets under management as of December 31, 2007. BlackRock is a registered investment adviser organized in 1994. The principal business address of BlackRock is 40 East 52nd Street, New York, New York 10022.

Stuart Spodek and Brian Weinstein are responsible for the day-to-day supervision of the Inflation-Protected Securities Portfolio on behalf of BlackRock.

Mr. Spodek, Managing Director and portfolio manager, is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group and a member of the Leadership Committee. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined the firm in 1993 as an analyst in BlackRock’s Portfolio Management Group and subsequently was promoted to portfolio manager.

Mr. Weinstein, Managing Director and portfolio manager, is a member of the Fixed Income Portfolio Management Group. His primary responsibility is the management of total return portfolios, with a sector emphasis on government/agency bonds. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He joined BlackRock in 2000 as an analyst in the Portfolio Analytics Group after spending several summers with BlackRock as an intern.

Core Bond Portfolio

BlackRock Financial Management, Inc. (“BlackRock”). BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock Inc., a premier provider of global investment management and risk management products, with $1.36 trillion in assets under management as of December 31, 2007. BlackRock is a registered investment adviser organized in 1994. The principal business address of BlackRock is 40 East 52nd Street, New York, New York 10022.

Scott Amero, Matthew Marra and Andrew Phillips are responsible for the day-to-day supervision of the Core Bond Portfolio on behalf of BlackRock. Mr. Amero, a Managing Director since 1990 and Vice Chairman since 2007, is BlackRock’s Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios.

Mr. Marra, Managing Director since 2005, is a member of BlackRock’s Fixed Income Portfolio Management Group. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra has been a member of BlackRock’s fixed income team since 1997.

Mr. Phillips, Managing Director since 1998, is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991.

High Yield Bond Portfolio

Eaton Vance Management. Eaton Vance Management has been a registered investment adviser since 1990 and is a wholly owned subsidiary of Eaton Vance Corp. The principal business address of Eaton Vance Management is 255 State Street, Boston, Massachusetts 02109.

Linda Carter and Michael W. Weilheimer are responsible for the day-to-day supervision of the High Yield Bond Portfolio on behalf of Eaton Vance Management. Ms. Carter is a Vice President and portfolio manager at Eaton Vance Management and serves as the senior fixed income analyst of the High Yield Fixed Income group. Mr. Weilheimer is a Vice President and portfolio manager at Eaton Vance Management and serves as Director of the High Yield Fixed Income Group. Both Ms. Carter and Mr. Weilheimer have been with Eaton Vance Management for more than five years. Ms. Carter and Mr. Weilheimer act as co-managers for the High Yield Bond Portfolio, and they share joint and primary responsibility with respect to the High Yield Bond Portfolio.

Balanced Portfolio

Goldman Sachs Asset Management, L.P.
Western Asset Management Company
Western Asset Management Company Limited

Goldman Sachs Asset Management, L.P. (“GSAM®”).  GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co. The principal business address of GSAM is 32 Old Slip, New York, New York 10005.

Robert C. Jones, Mark Carhart, Andrew Alford, and Melissa Brown are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of GSAM. Mr. Jones, CFA, is a Managing Director and Co-CIO for the Quantitative Investment Strategies (“QIS”) team. Mr. Jones founded the quantitative equity area in 1989. Mark Carhart, PhD, CFA, is a Managing Director and Co-CIO for the QIS team. Mr. Carhart joined GSAM in 1997. Andrew Alford, PhD, is a Managing Director and Senior Portfolio Manager responsible for U.S. portfolios and long/short Flex strategies. Mr. Alford has been involved in all aspects of the investment process, from research to implementation, since he joined the team in 1998. Melissa Brown, CFA, is a Managing Director and Co-Heads the Global Product Strategy for QIS. Ms. Brown is responsible for product development, strategy and communications for the Quantitative Investment Strategies team. Ms. Brown joined GSAM in 1998. Mr. Jones, Mr. Carhart, Mr. Alford, and Ms. Brown have joint responsibility with respect to all aspects of the Balanced Portfolio.

Western Asset Management Company (“WAMCO”).  WAMCO was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAMCO is 385 East Colorado Boulevard, Pasadena, California 91101.

S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Mark S. Lindbloom, and Carl L. Eichstaedt are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of WAMCO. Mr. Leech is the Chief Investment Officer of WAMCO, and has been with the firm since 1993. Mr. Walsh is a Deputy Chief Investment Officer at WAMCO, and has been with the firm since 1992. Mr. Moody is a Portfolio Manager at WAMCO and has been with the firm since 1986. Mr. Lindbloom is a Portfolio Manager at WAMCO, and has been with the firm since 2005. Prior to joining the firm, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies since 1986. Mr. Eichstaedt is a Portfolio Manager at WAMCO and has been with the firm since 1994.

Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Balanced Portfolio’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Balanced Portfolio invests. Mr. Moody, Mr. Lindbloom, and Mr. Eichstaedt are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Western Asset Management Company Limited (“WAML”). WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg

Mason, Inc. The principal business address of WAML is 10 Exchange Square, Primrose Street, London, England EC2A 2EN.

WAML is responsible for providing advice regarding the management of the Balanced Portfolio’s foreign fixed income investments. S. Kenneth Leech and Stephen A. Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the fixed income investments of the Balanced Portfolio on behalf of WAML. Mr. Leech and Mr. Walsh also serve as co-team leaders for the Balanced Portfolio on behalf of WAMCO, as described above.

Large Value Portfolio

AllianceBernstein LP
TCW Investment Management Company

AllianceBernstein LP (“Alliance”). Alliance Capital Management is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance, respectively as limited partners. Alliance has been a registered investment adviser since August 13, 1999. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

In December 2003, Alliance announced that it had reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in certain of its mutual funds. The Funds believe that none of the regulatory claims involved any activities related to the Large Value Portfolio.

Marilyn D. Fedak, John P. Mahedy, John D. Phillips, Jr., and Christopher Marx are the four individuals who have the most significant responsibility for the day-to-day supervision of the Large Value Portfolio on behalf of Alliance. Ms. Fedak is Chairman, Head of Bernstein Value Equities & Co-Chief Investment Officer, and has been with the firm since 1984. Mr. Mahedy is the Co-Chief Investment Officer — US Value Equities and Director of Research for the US Value Equities, and has been with the firm since 1995. Mr. Phillips is a Senior Portfolio Manager, and has been with the firm since 1994. Mr. Marx is a Senior Portfolio Manager, and has been with the firm since 1997. Ms. Fedak, Mr. Mahedy, Mr. Phillips, and Mr. Marx are members of Bernstein US Value Investment Policy Group, which manages a portion of the Large Value Portfolio. Ms. Fedak is the lead member of the team, however, no one member has primary responsibility for making investment decisions.

TCW Investment Management Company (“TCW”).  TCW was formed in 1987 and has been a registered investment advisor since 1987. TCW is an indirect subsidiary of The TCW Group, Inc. which is, in turn, an indirect subsidiary of Societe Generale, S.A. The principal business address of TCW is 865 South Figueroa Street, Los Angeles, California 90014.

Diane E. Jaffee, the Group Managing Director of TCW since 2001, is responsible for the day-to-day supervision and management of the Large Value Portfolio. Prior to joining TCW, Ms. Jaffee was an investment officer at SG Cowen Asset Management, Inc.

Large Core Portfolio*

Aronson+Johnson+Ortiz, LP
BlackRock Financial Management, Inc.

Aronson+Johnson+Ortiz, LP (“AJO”). AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by ten principals, with experience spanning portfolio management, security analysis, trading, consulting, public accounting, compliance and econometrics. The principal business address of AJO is 230 S. Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102.

Theodore A. Aronson, Kevin M. Johnson, Martha E. Ortiz, Stefani Cranston, Gina Marie N. Moore, and R. Brian Wenzinger are responsible for the day-to-day supervision of the Large Core Portfolio on behalf of AJO.

* The Board of Trustees approved the termination of Goldman Sachs Asset Management, Inc. as a subadviser to the Portfolio, effective on or about May 1, 2008.

Mr. Aronson is the Managing Principal of AJO, and has been with the firm since 1984. Mr. Johnson is a Principal of AJO, and has been with the firm since 1993. Ms. Ortiz is a Principal of AJO, and has been with the firm since 1987. Ms. Cranston is a Principal of AJO, and has been with the firm since 1991. Ms. Moore is a Principal of AJO, and has been with the firm since 1998. Mr. Wenzinger is a Principal of AJO, and has been with the firm since 2000. Each member of the AJO team has joint responsibility for the Large Core Portfolio. There is no lead member of the AJO team.

BlackRock Financial Management, Inc. (“BlackRock”). BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock Inc., a premier provider of global investment management and risk management products, with $1.36 trillion in assets under management as of December 31, 2007. BlackRock is a registered investment adviser organized in 1994. The principal business address of BlackRock is 40 East 52nd Street, New York, New York 10022.

Fred Herrmann and David Byrket are responsible for the day-to-day supervision of the Large Core Portfolio on behalf of BlackRock. Mr. Herrmann is a Managing Director and portfolio manager, is co-head of BlackRock’s quantitative equity team, and is a member of the Equity Investment Strategy Group. Prior to joining BlackRock in 2003, Mr. Herrmann served as Managing Director, portfolio manager and co-head of the Quantitative Equities Group at Weiss, Peck & Greer. Mr. Byrket is a Managing Director and portfolio manager, is co-head of BlackRock’s quantitative equity team, and is a member of the Equity Investment Strategy Group. Prior to joining BlackRock in 2003, Mr. Byrket served as Managing Director, portfolio manager and co-head of the Quantitative Equities Group at Weiss, Peck & Greer.

Large Growth Portfolio

Marsico Capital Management, LLC
OFI Institutional Asset Management, Inc.
Wellington Management Company, LLP

Marsico Capital Management, LLC. Marsico was organized in September 1997 as a registered investment adviser. The principal business address of Marsico is 1200 17th Street, Suite 1600, Denver, Colorado 80202.

Thomas F. Marsico, the Chief Investment Officer of Marsico since 1997, is responsible for the day-to-day management of the Large Growth Portfolio. Mr. Marsico has over 20 years experience as a securities analyst and a portfolio manager.

OFI Institutional Asset Management, Inc. (“OFII”). OFII is a subsidiary of OppenheimerFunds, Inc. OFII has been registered with the Securities and Exchange Commission as an investment adviser since 2001. The principal business address of OFII is 2 World Financial Center, 225 Liberty Street, New York, New York 10281-1008.

David E. Schmidt is the Portfolio Manager responsible for the day-to-day supervision of the Large Growth Portfolio on behalf of OFII. Mr. Schmidt is the Chief Investment Officer — Quantitative Equities at OFII, and has been with a firm acquired by OFII since 1994 and with OFII since 1999.

Wellington Management Company, LLP (“Wellington Management”). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to over approximately $588 billion in assets.

Paul E. Marrkand, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as the Portfolio Manager for the Large Growth Portfolio since 2007. Mr. Marrkand joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, he was an investment professional with Putnam Investments (1987-2005).

Small Core Portfolio

INVESCO Institutional (N.A.), Inc.
Mazama Capital Management, Inc.
RS Investment Management Co. LLC
Wellington Management Company, LLP

INVESCO Institutional (N.A.), Inc. (“INVESCO”). INVESCO was formed in 1971 and has been a registered investment adviser since 1988. INVESCO is wholly owned by Invesco Ltd. The principal business address of INVESCO is One Middleton Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309.

Jeremy Lefkowitz, Dan Kostyk, Glen Murphy, Anthony Munchak, and Francis Orlando are the five individuals who have the most significant responsibility for the day-to-day supervision of the Small Core Portfolio on behalf of INVESCO. Mr. Lefkowitz is the Head of Portfolio Management at INVESCO, and has been with the firm since 1983. Mr. Kostyk is a Portfolio Manager at INVESCO, and has been with the firm since 1996. Mr. Murphy is a Portfolio Manager at INVESCO, and has been with the firm since 1996. Mr. Munchak is a Portfolio Manager at INVESCO, and has been with the firm since 2000. Mr. Orlando is a Portfolio Manager, and has been with the firm since 1988.

Mr. Lefkowitz is the lead member of the team and oversees the activities of the other Portfolio Managers. The Small Core Portfolio is managed using a team approach. Any trade involves at least two members of the team. Each member of the team has the same responsibilities with the exception of Mr. Lefkowitz, who has an oversight and review role.

Mazama Capital Management, Inc. (“Mazama”). Mazama was founded and became a registered investment adviser in 1997. Mazama’s principal address is One Southwest Columbia Street, Portland, Oregon 97258.

Ronald A. Sauer, Gretchen Novak, and Joel Rubenstein are the three individuals who have the most significant responsibility for the day-to-day supervision of the Small Core Portfolio on behalf of Mazama.

Mr. Sauer serves as Mazama’s Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager, and has been with the firm since its inception in 1997. Mr. Sauer has overall responsibility for the management of the Mazama investment team, oversees the portfolio construction process, conducts research, and participates in the security selection process for the Portfolio. Ms. Novak, CFA, serves as Portfolio Manager, supporting Mr. Sauer in the overall management of the Portfolio. She joined Mazama Capital Management, Inc. in 1999. Ms. Novak is responsible for researching small & mid cap growth consumer discretionary and consumer staple companies and participates in the security selection process for the Portfolio. Mr. Rubenstein serves as an Associate Portfolio Manager, supporting the overall management of the Portfolio. He has worked as an equity research analyst for Mazama for the last four years. Prior to joining Mazama, he was employed by Banc of America Securities for two years as a senior equity research associate in the technology group.

Mazama’s Investment Team consists of three Portfolio Managers, five Sector Portfolio Managers and three Research Analysts, each of whom conducts research and plays an active role in portfolio decision making for the Portfolio. The primary Portfolio Managers oversee investment decision making across all industry groups and sectors, while each Sector Portfolio Manager is responsible for one or more of the five primary sectors in the portfolio (Technology, Financial Services, Consumer Discretionary, Healthcare and Producer Durables). The additional Research Analysts support the primary Portfolio Managers and Sector Portfolio Managers in identifying investments for the Portfolio. Each member of the Investment Team utilizes the firm’s proprietary Price Performance Model to evaluate investments as part of the day-to-day management of the Portfolio.

RS Investment Management Co. LLC (“RS”). RS is a Delaware limited liability company, and it or its investment advisory affiliates have been managing mutual fund investments since 1987. Guardian Investor Services LLC owns a majority of the outstanding interests in RS. The principal business address of RS is 388 Market Street, Suite 1700, San Francisco, California 94111.

D. Scott Tracy and William Wolfenden are responsible for the day-to-day supervision and management of the Small Core Portfolio on behalf of RS. D. Scott Tracy, CFA, is a principal at RS Investments and is a co-portfolio manager and analyst in the RS Growth Group. Mr. Tracy has been with the firm since 2001. William J.

Wolfenden III is a principal at RS Investments and a co-portfolio manager in the RS Growth Group. Mr. Wolfenden has been with the firm since 2001.

Wellington Management Company, LLP (“Wellington Management”). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

The following individuals are responsible for the day-to-day supervision of the Small Core Portfolio on behalf of Wellington Management:

Stephen T. O’Brien, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Portfolio since 2002. Mr. O’Brien joined Wellington Management as an investment professional in 1983. Mr. O’Brien intends to retire from Wellington Management June 30, 2008, after which time Mr. McCormack will serve as portfolio manager for the Portfolio. Timothy J. McCormack, CFA, is a Vice President and an Equity Portfolio Manager at Wellington Management, and has been with the firm since 2000. Mr. McCormack has been involved in portfolio management and securities analysis for the Portfolio since 2002. Shaun F. Pedersen is a Vice President and an Equity Portfolio Manager at Wellington Management, and has been with the firm since 2004. Mr. Pedersen has been involved in portfolio management and securities analysis for the Portfolio since 2004. Prior to joining Wellington Management, Mr. Pedersen was an investment professional at Thomas Weisel Asset Management (2001 – 2004).

Growth Portfolio

Turner Investment Partners, Inc. (“Turner”) Turner was founded in 1990 and has been a registered investment adviser since 1990. The principal business address of Turner is 1205 Westlake Drive, Berwyn, Pennsylvania 19312.

Robert E. Turner, Mark D. Turner, Robb J. Parlanti and Heather F. McMeekin are responsible for the day-to-day supervision of the Growth Portfolio on behalf of Turner. Robert E. Turner is the Chairman and Chief Executive Officer of Turner, and has been with the firm since 1990. Mark D. Turner is the President, Senior Portfolio Manager, and Security Analyst for Turner, and has been with the firm since 1990. Robb J. Parlanti is a Senior Portfolio Manager, and Security Analyst for Turner, and has been with the firm since 1993. Heather F. McMeekin is a Portfolio Manager and Security Analyst for Turner and has been with the firm since 2001.

Robert E. Turner is the lead manager of the Turner team, and Mark D. Turner, Robb J. Parlanti, and Heather F. McMeekin are co-managers. Each member of the Turner team has responsibility for the analysis of and purchase/sale recommendations for stocks within a specific market sector. Most team members have additional responsibility as lead or back-up managers for Turner’s equity products. Investment decisions are reviewed jointly by portfolio managers and sector analysts. However, the lead portfolio manager has final decision-making authority.

International Equity Portfolio

LSV Asset Management
Wellington Management Company, LLP

LSV Asset Management (“LSV”). LSV was formed in 1994 and is owned by eighteen equity partners, sixteen of whom are actively involved in the business. The principal business address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of LSV. Mr. Lakonishok is the Chief Executive Officer, Chief Investment Officer, Partner, and a Portfolio Manager of LSV, and has been at the firm since 1994. Mr. Vermeulen is a Portfolio Manager and Senior Quantitative Analyst at LSV, and has been at the firm since 1995. Mr. Mansharamani is a Portfolio Manager at LSV and has been at the firm since 2000.

LSV’s portfolio decision making process is strictly quantitative and driven by (i) a proprietary model which ranks securities based on fundamental measures of value and indicators of near-term appreciation potential, and (ii) a risk control process that controls for residual benchmark risk while maximizing the expected returns of the portfolio. There is no subjective modification applied to the results of the process and refinements to the model are made as suggested by advances in LSV’s research. All investment decisions are made according to the quantitative model and implemented by the team of Messrs. Lakonishok, Vermeulen and Mansharamani. There is no lead member of the LSV team.

Wellington Management Company, LLP (“Wellington Management”). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

The following individuals are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of Wellington Management.

Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as the Portfolio Manager for the International Equity Portfolio since 2004. Mr. Offit joined Wellington Management as an investment professional in 1997. Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the Portfolio since 2004. Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the Portfolio since 2006. Prior to joining Wellington Management, Mr. Hudson was an investment professional with American Century Investment Management (2000-2005).

Advisory Fees

For the fiscal year ended December 31, 2007, the Portfolio paid the Adviser and the subadvisers aggregate advisory fees (after waivers) equal to that percentage of each Portfolio’s average daily net assets set forth in the table below.

Money Market Portfolio	0.25%

High Quality Bond Portfolio	0.35%

Inflation-Protected Securities Portfolio	0.33%

Core Bond Portfolio	0.35%

High Yield Bond Portfolio	0.55%

Balanced Portfolio	0.43%

Large Value Portfolio	0.45%	(1)

Large Core Portfolio	0.60%	(1)

Large Growth Portfolio	0.62%	(1)

Growth Portfolio	0.76%

Small Core Portfolio	0.80%	(1)

International Equity Portfolio	0.75%	(1)

(1)	Waiver amounted to less than 0.005%.

Administrator

Transamerica Asset Management provides administrative services to the Portfolios, including regulatory reporting, office facilities and equipment and personnel. Transamerica Asset Management receives no additional fee for its administrative services to Transamerica Partners Portfolios.

Distribution Arrangements

Transamerica Partners Portfolios has retained the services of TCI as exclusive Placement Agent. The principal business address of TCI is 4600 South Syracuse Street, Suite 1100, Denver, CO 80237. TCI receives no compensation as exclusive Placement Agent.

Custodian and Dividend Disbursing Agent

State Street Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the securities held by the Portfolios and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. Securities may be held by sub-custodians approved by the Board of Trustees of Transamerica Partners Portfolios. State Street Bank & Trust Company is also dividend-disbursing agent for Transamerica Partners Portfolios.

Expenses

The expenses of Transamerica Partners Portfolios include the compensation of its Trustees who are not affiliated with TAM; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, depository, registrar or dividend disbursing agent of Transamerica Partners Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income on, beneficial interests in the series of Transamerica Partners Portfolios. Expenses of Transamerica Partners Portfolios also include the expenses connected with the execution, recording and settlement of securities transactions; fees and expenses of Transamerica Partners Portfolios’ custodian for all services to the series of Transamerica Partners Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees of Transamerica Partners Portfolios; and the advisory fees payable to TAM under the Investment Advisory Agreements.

OTHER INFORMATION REGARDING
TRANSAMERICA PARTNERS PORTFOLIOS

Purchase and Redemption of Interests in Transamerica Partners Portfolios

Beneficial interests in the Portfolios described in this Prospectus are currently being offered by TCI to TFLIC for allocation to the appropriate Variable Funds Subaccount to fund benefits payable under the Contracts. Investments in the Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in any of the Portfolios.

The net asset value of each Portfolio is determined each day during which the Advisers of that Portfolio are open for business (“Portfolio Business Day”). This determination is made once each day as of 4:00 p.m., New York time (the “Valuation Time”).

Each investor in a Portfolio may add to or reduce its investment in such Portfolio on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor’s beneficial interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor’s percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor’s investment in the Portfolio effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in such Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio as of the Valuation time on the following Portfolio Business Day.

An investor in a Portfolio may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Transamerica Partners Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Transamerica Partners Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Transamerica Partners Portfolios, on behalf of each of its Portfolios, reserves the right to pay redemptions in kind. Unless requested by an investor, Transamerica Partners Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Transamerica Partners Portfolios, on behalf of each of its Portfolios, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Transamerica Partners Portfolios is obligated to redeem beneficial interests in each Portfolio with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period. Investments in a Portfolio may not be transferred.

The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a Portfolio’s securities or determination of the net asset value of each Portfolio is not reasonably practicable, and (iii) for such other periods as the SEC may by order permit for the protection of investors in any Portfolio.

Net Asset Value

Securities of the Transamerica Partners Portfolios are generally valued based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, a Portfolio’s securities may be priced using fair value procedures approved by the Transamerica Partners Portfolios’ Board of Trustees. A Portfolio may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the Portfolio’s net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the Portfolio’s net asset value is calculated). When a Portfolio uses fair value procedures to price securities it may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities. Short-term investments that have a maturity of more than 60 days generally are valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, each Portfolio constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Portfolio. For more information on the valuation of portfolio securities, see “Transamerica Partners Portfolios” in the Statement of Additional Information.

Taxation of Transamerica Partners Portfolios

Transamerica Partners Portfolios, since it is taxed as a partnership, is not subject to federal income taxation. Instead, any investor in Transamerica Partners Portfolios must take into account, in computing its federal income tax liability, its share of Transamerica Partners Portfolios’ income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from Transamerica Partners Portfolios. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder.

Withdrawals by any investor in Transamerica Partners Portfolios from its corresponding Portfolio generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash or marketable securities distributed exceeds the basis of such investor’s interest in the

Portfolio prior to the distribution, (2) income or gain may be realized if such investor receives a disproportionate distribution of any unrealized receivables held by the Portfolio and (3) loss may be recognized if the distribution is in liquidation of such investor’s entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor’s interest in Transamerica Partners Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a Portfolio, increased by such investor’s share of income from that Portfolio and by such investor’s share of Portfolio debt and decreased by the amount of any cash distributions and the basis of any property distributed from that Portfolio. Transamerica Partners Portfolios is organized as a New York trust. It has determined that each of its series is properly treated as a separate partnership for New York State income tax purposes. Accordingly, neither the Trust nor any Portfolio is subject to any income or franchise tax in the State of New York.

Description of Beneficial Interests, Voting Rights and Liabilities

Transamerica Partners Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (referred to herein as “Portfolios”). Investments in each Portfolio may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a Portfolio (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Portfolio (and of no other Portfolio). However, the risk of an investor in a Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Investments in each Portfolio have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.

Each investor is entitled to a vote in proportion to the amount of its investment in each Portfolio. Investors in a Portfolio will vote as a separate class, except as to voting for election of Trustees of Transamerica Partners Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Transamerica Partners Portfolios to be a matter which affects all Portfolios. As to any matter which does not affect a particular Portfolio, only investors in the one or more affected Portfolios are entitled to vote. Transamerica Partners Portfolios is not required and has no current intention of holding annual meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Transamerica Partners Portfolios it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval, or otherwise voted on in accordance with applicable law. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Transamerica Partners Portfolios. Investors also have the right to remove one or more Trustees of Transamerica Partners Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a Portfolio, investors would be entitled to share pro rata in the net assets of that Portfolio (and no other Portfolio) available for distribution to investors. See “Voting Rights.”

Each Portfolio determines its net income and realized capital gains, if any, on each Portfolio Business Day as defined above (see page 57) and allocates all such income and gain pro rata among the investors in such Portfolio at the time of such determination.

The “net income” of each Portfolio shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the Portfolio, less (ii) all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a Portfolio. All the net income of each Portfolio is allocated pro rata among the investors in the Portfolio (and no other Portfolio).

Inquiries regarding Transamerica Partners Portfolios may be directed to TFLIC at 4 Manhattanville Road, Purchase, New York 10577 (914-697-8000).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The statutory basis financial statements of TFLIC included in the Statement of Additional Information have been audited by Ernst & Young LLP, independent registered public accounting firm, Des Moines, Iowa 50309. PricewaterhouseCoopers LLP, New York, New York 10017, serves as the independent registered public accounting firm to Transamerica Partners Variable Funds, Transamerica Asset Allocation Funds and Transamerica Partners Portfolios.

LEGAL PROCEEDINGS

On December 12, 2003, the Series Portfolio received a copy of a complaint (the “Complaint”) filed in the United States Bankruptcy Court for the Southern District of New York styled Enron Corp. v. J.P. Morgan Securities, Inc. et al. The Complaint names as defendants the Inflation-Protected Securities Portfolio (formerly, the Intermediate Government Bond Portfolio) and the Large Value Portfolio (formerly, the Value & Income Portfolio) (the “Subject Portfolios”) and alleges that Enron Corp. (“Enron”) transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the “Notes”) and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the “Bankruptcy Code”). The Complaint seeks to hold the defendants, including the Subject Portfolios, liable for these transfers as preferential transfers or as fraudulent transfers under the Bankruptcy Code. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale by the Inflation-Protected Securities Portfolio of approximately $2.4 million of the Notes on or about October 30, 2001 and the sale by the Large Value Portfolio of approximately $10.3 million of the Notes on or about October 30, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amounts of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. The Subject Portfolios moved to dismiss all counts of the Complaint, contending, among other things, that section 546(e) of the Bankruptcy Code provides a complete defense. The Bankruptcy Court denied the motion on July 1, 2005. Accordingly, the Subject Portfolios filed an answer to the Complaint on July 29, 2005. Fact discovery closed on September 21, 2007; expert discovery is underway. Expert depositions commenced on January 31, 2008. The Subject Portfolios and their counsel have reviewed the Subject Portfolios’ records concerning the factual background of the allegations in the Complaint, and have considered remaining potential defenses to the allegations in the Complaint. Because expert discovery is still ongoing, the Subject Portfolios are unable to predict whether Enron will prevail, in whole or in part, in its claims against the Subject Portfolios, and therefore have not recorded a liability in the financial statements for any potential loss. Though the Subject Portfolios continue to defend against the allegations made against them in the Complaint, it should be noted that certain other similarly situated defendants have chosen to settle the claims raised against them.

STATUTORY BASIS FINANCIAL STATEMENTS

The statutory basis financial statements for TFLIC, included in the Statement of Additional Information, should be distinguished from the financial statements of Transamerica Partners Variable Funds and Transamerica Asset Allocation Funds and should be considered only as bearing on the ability of TFLIC to meet its obligations under the Contracts. The statutory basis financial statements of TFLIC should not be considered as bearing on the investment performance of the assets held in Transamerica Partners Variable Funds or Transamerica Asset Allocation Funds.

ADDITIONAL INFORMATION

This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including statutory basis financial statements relating to TFLIC) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC’s principal office in Washington, DC, upon payment of the fees prescribed by the Commission.

For further information with respect to TFLIC and the Contracts offered by this Prospectus, including the Statement of Additional Information (which includes statutory basis financial statements relating to TFLIC), contact TFLIC at its address or phone number set forth on the cover of this Prospectus.

For further information with respect to the Calvert Series, CVS or Calvert Asset Management Company, Inc., including the Calvert Series’ Statement of Additional Information, contact CVS at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.

MISCELLANEOUS

The Accounts are separate registered accounts of TFLIC. There is a possibility that one Account might become liable for a misstatement in this Prospectus about the other Account. TFLIC believes this possibility is remote.

TABLE OF CONTENTS
OF
STATEMENT OF ADDITIONAL INFORMATION

REQUEST FOR
TRANSAMERICA PARTNERS VARIABLE FUNDS/
TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS
STATEMENT OF ADDITIONAL INFORMATION

Detach and return in an envelope addressed to:

TFLIC
4 Manhattanville Road
Purchase, New York 10577

Please make sure that your name and the address to which you wish TFLIC to send the current Statement of Additional Information appears below:

Name

Address

Employer

(This page intentionally left blank.)

A-1

APPENDIX A

TRANSAMERICA ASSET ALLOCATION SUBACCOUNTS

As described in the prospectus, under normal market conditions the assets of each Asset Allocation Funds Subaccount are invested in Bond, Stock, and Money Market Subaccounts approximately as follows:

	Long-Term Expected Average Allocations
	Bond	Stock	Money Market
	Subaccounts	Subaccounts	Subaccounts
Short Horizon	88%	10%	2%

Intermediate Horizon	48%	50%	2%

Intermediate/Long Horizon	28%	70%	2%

TAM selects the underlying Subaccounts and the relative amounts to be invested in them. The Bond Subaccounts reflect a mix of short-term bonds, intermediate-term bonds, and high yield bonds. The Stock Subaccounts reflect a mix of large, mid, and small cap domestic stocks as well as international stocks.

Currently, TAM seeks to allocate an Asset Allocation Funds Subaccount’s bond investments among sub-asset classes according to the following target percentages, under normal market conditions:

Potential Asset
Sub-Asset Class	Allocation Range	Underlying Subaccounts Available
Intermediate-term bonds	50-70%	Core Bond Subaccount

Short-term bonds	20-40%	High Quality Bond Subaccount Inflation-Protected Securities Subaccount

High-yield bonds	0-20%	High Yield Bond Subaccount

Currently, TAM seeks to allocate an Asset Allocation Funds Subaccount’s stock investments among sub-asset classes according to the following target percentages, under normal market conditions:

Potential Asset
Sub-Asset Class	Allocation Range	Underlying Funds Available
Large cap stocks	40-75%	Large Core Subaccount Large Value Subaccount Large Growth Subaccount Growth Subaccount

Small and mid cap stocks	12-35%	Small Core Subaccount

International stocks	15-30%	International Equity Subaccount

In the short term, actual asset allocations may vary due to short term changes in cash flows caused by transfers into and out of the Asset Allocation Funds Subaccounts. Under normal circumstances each Asset Allocation Funds Subaccount invests in the Money Market Subaccount in minimal amounts for cash management and liquidity purposes. However, TAM may allocate the assets of each Asset Allocation Funds Subaccount without limit to the Money Market Subaccount in attempting to respond to adverse market, political or other conditions or to process a large transfer into or out of an Asset Allocation Funds Subaccount.

The Asset Allocation Funds Subaccounts are not required to invest in all of the underlying subaccounts available, nor are they required to invest in any particular underlying subaccount. TAM may change the overall asset allocations between Bond and Stock Subaccounts at any time to reflect its current strategy for asset allocation, and also may change the relative amounts invested in a particular sub-asset class, at any time. From time to time, TAM may select new or different underlying subaccounts than those listed on this Appendix A, without prior approval or notice to contractholders.

(This page intentionally left blank.)

B-1

Appendix B
MORE ON STRATEGIES AND RISKS

How to Use This Section

In the discussions of the individual Portfolios in which a Subaccount invests, you found descriptions of the principal strategies and risks associated with such Portfolios. In those pages, you were referred to this section for more information. For best understanding, first read the description of the fund you are interested in. Then refer to this section and read about the risks particular to that Portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

Asset Allocation Funds as Investors

The Variable Fund Subaccounts described in this prospectus are offered for investment to Asset Allocation Funds Subaccounts. These Asset Allocation Funds Subaccounts may own a significant portion of the assets of the underlying Variable Fund Subaccounts. Transactions by the Asset Allocation Funds Subaccounts, such as rebalancings or redemptions, may be disruptive to an underlying Variable Fund Subaccount. Redemptions by one or more Asset Allocation Funds Subaccounts also may have the effect of rendering a Variable Fund Subaccount too small effectively to pursue its investment goal, and may also increase the underlying Variable Fund Subaccount’s expenses, perhaps significantly.

Investing in Common Stocks

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a fund may hold fluctuate in price, the value of a fund’s investments will go up and down.

Investing in Preferred Stocks

Because these stocks generally come with a promise to pay a stated dividend, their price could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See “Investing in Bonds,” below.)

Investing in Convertibles

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company’s common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Volatility

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

Investing in Bonds

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

•	Changes in Interest Rates. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

•	Length of Time to Maturity. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that

B-2

Appendix B
MORE ON STRATEGIES AND RISKS

date approaches, fluctuations usually become smaller and the price gets closer to face value.

•	Defaults. Bond issuers make at least two promises: (1) to pay interest during the bond’s term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

•	Declines in Ratings. At the time of issue, most bonds are rated by professional rating services, such as Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond’s rating. This is virtually certain to cause the bond to drop in price.

•	Low Quality. High-yield/high-risk securities (commonly known as “junk bonds”) have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a subadviser of a fund may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

•	Loss of Liquidity. If a bond is downgraded, or for other reasons drops in price or if the bond is a type of investment that falls out of favor with investors, the market demand for it may “dry up.” In that case, the bond may be hard to sell or “liquidate” (convert to cash).

Investing in Foreign Securities

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

•	Changes in Currency Values. Foreign securities may be sold in currencies other than U.S. dollars. If a currency’s value drops relative to the dollar, the value of your fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country’s overseas investments; and intervention by banks. Some funds also invest in American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS.

•	Currency Speculation. The foreign currency market is largely unregulated and subject to speculation. A fund’s investments in foreign currency-denominated securities may reduce the returns of the fund.

•	Differing Accounting and Reporting Practices. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

•	Less Information Available to the Public. Foreign companies usually make far less information available to the public.

•	Less Regulation. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

•	More Complex Negotiations. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

•	Less Liquidity/More Volatility. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

•	Settlement Delays. “Settlement” is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

•	Higher Custodial Charges. Fees charged by the fund’s custodian for holding shares are higher for foreign securities than those of domestic securities.

•	Vulnerability to Seizure and Taxes. Some governments can seize assets. They may also limit

B-3

Appendix B
MORE ON STRATEGIES AND RISKS

movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

•	Political Instability and Small Markets. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

•	Different Market Trading Days. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before a transaction occurs.

•	Hedging. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund’s currency exposure from one currency to another removes the fund’s opportunity to profit from the original currency and involves a risk of increased losses for the fund if the subadviser’s projection of future exchange rates is inaccurate.

•	Emerging Market Risk. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Investing in Futures, Options and Other Derivatives

Besides conventional securities, a fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

•	Derivatives. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a fund may incur substantial losses.

Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks

B-4

Appendix B
MORE ON STRATEGIES AND RISKS

associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

•	Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

•	Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

•	Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each fund will segregate assets determined to be liquid by the subadviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

•	Lack of Availability. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund’s ability to use derivatives may be limited by certain regulatory and tax considerations.

•	Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a fund’s interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund’s use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

Investing in Hybrid Instruments

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an

B-5

Appendix B
MORE ON STRATEGIES AND RISKS

investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.

Investing in Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund’s securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund’s limitations on investing in illiquid securities. If a fund’s manager makes the incorrect prediction, the opportunity for loss can be magnified.

Investing in Fixed-Income Instruments

Some funds invest in “Fixed-Income Instruments,” which as used in the relative fund’s prospectus include, among others:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•	mortgage-backed and other asset-backed securities;

•	inflation-indexed bonds issued both by governments and corporations;

•	structured notes, including hybrid or “indexed” securities and event-linked bonds;

•	loan participations and assignments;

•	delayed funding loans and revolving credit facilities;

•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	repurchase agreements and reverse repurchase agreements;

•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

Some funds may invest in derivatives based on Fixed-Income Instruments.

Investing in Structured Securities

Some Portfolios may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

Subordination Risk

Some Portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Investing in Warrants and Rights

Warrants and rights may be considered more speculative than certain other types of investments because

B-6

Appendix B
MORE ON STRATEGIES AND RISKS

they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Investing in Distressed Securities

Certain funds may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a fund will invest in distressed securities when the subadviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

Variable Rate Demand Instruments

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The funds may treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the subadviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

Investing in Small- or Medium-Sized Companies

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Investing in Mortgage-Related Securities

Mortgage-related securities in which the Portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Portfolio in the event of credit or market value deterioration in the

B-7

Appendix B
MORE ON STRATEGIES AND RISKS

issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Portfolio’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

Investing in Asset-Backed Securities

Some Portfolios may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

Investing in REITs

Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

Investing in Syndicated Bank Loans

Certain funds may invest in certain commercial loans generally known as “syndicated bank loans” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the fund’s liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a fund. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its subadviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

Portfolio Turnover

A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager’s ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders that are not tax-exempt.

Securities Lending

Certain funds may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a fund.

B-8

Appendix B
MORE ON STRATEGIES AND RISKS

Initial Public Offerings (IPOs)

IPOs are subject to specific risks which include:

•	high volatility;

•	no track record for consideration;

•	securities may be illiquid;

•	earnings are less predictable.

Temporary Defensive Strategies

For temporary defensive purposes, a fund may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

Swaps and Swap-Related Products

A fund’s subadviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

•	Commodity Swaps. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund may pay an adjustable or floating fee. With a ”floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the fund may be required to pay a higher fee at each swap reset date.

•	Interest Rate Swaps. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund’s subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and

B-9

Appendix B
MORE ON STRATEGIES AND RISKS

floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

Illiquid and Restricted/144A Securities

Certain funds may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the “1933 Act”). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a fund could, however, adversely affect the marketability of such security and the fund might be unable to dispose of such security promptly or at reasonable prices.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different investment style. A fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

Investment Strategies

A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the fund’s Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the SAI.

Appendix B
MORE ON STRATEGIES AND RISKS

(This page intentionally left blank.)

C-1

APPENDIX C

APPLICABLE PREMIUM TAX RATES

	Premium Tax Rate Percent
		Non-
	Qualified	Qualified

California	.50%	2.35%
Maine	—	2.00%
Nevada	—	3.50%
Puerto Rico	1.00%	1.00%
South Dakota	—	1.25%
West Virginia	1.00%	1.00%
Wyoming	—	1.00%

Information about contracts can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds are available in the EDGAR database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

(This page intentionally left blank.)

TRANSAMERICA FUNDS
P.O. Box 9012, Clearwater, FL 33758-9012
Customer Service: 1-888-233-4339

Statement of Additional Information
Dated May 1, 2008

Group Variable Annuity Contracts

Issued By

Transamerica Partners Variable Funds
Transamerica Asset Allocation Variable Funds

and

Transamerica Financial Life Insurance Company
4 Manhattanville Road, Purchase, N.Y. 10577; (800) 755-5801

This Statement of Additional Information is NOT a Prospectus, but it relates to, and should be read in conjunction with, the Prospectus dated May 1, 2008, and supplemented from time to time (the “Prospectus”), for the Group Variable Annuity Contracts issued by Transamerica Financial Life Insurance Company (“TFLIC”) which invest in Transamerica Partners Variable Funds (the “Variable Funds Account”) or Transamerica Asset Allocation Variable Funds (the “Asset Allocation Funds Account”, and, together with the Variable Funds Account, the “Accounts”). The Variable Funds Account and the Asset Allocation Funds Account were formerly named Diversified Investors Variable Funds and Diversified Investors Strategic Variable Funds, respectively. The Prospectus is available, at no charge, by writing TFLIC at 4 Manhattanville Rd., Purchase, New York 10577 or by calling (800) 755-5801.

A separate Statement of Additional Information is available without charge for Calvert Variable Series, Inc. (“CVS”) of which the Calvert Social Balanced Portfolio is part by writing to CVS at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by calling (301) 951-4820.

Independent Registered Public Accounting Firms

PricewaterhouseCoopers LLP, 300 Madison Avenue, 24th Floor, New York, New York 10017, serves as the independent registered public accounting firm to the Accounts. The statutory basis financial statements of TFLIC appearing on the following pages have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309.

Sale of Contracts/Principal Underwriter

Transamerica Capital, Inc. (“TCI”), which is an affiliate of TFLIC, is the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of TFLIC. The Contracts are offered to the public on a continuous basis. The Contracts may also be sold through other broker-dealers authorized by TCI and applicable law and who may be insurance agents licensed by an insurance company other than TFLIC. TCI is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.

TCI will not receive underwriting commissions. Registration as a broker-dealer does not mean that the SEC has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.

Performance Data

Variable Funds Money Market Subaccount

For the seven day period ended December 31, 2007, the yield for the Variable Funds Money Market Subaccount (the “Money Market Subaccount”) was 3.46% and the effective yield was 3.52%.

The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period (“Seventh Day Value”) from the value of one Unit at the beginning of the seven day period (“First Day Value”) by the First Day Value (the resulting quotient being the “Base Period Return”) and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

As the Money Market Subaccount invests only in the Money Market Portfolio (the “Money Market Portfolio”) of Transamerica Partners Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market Portfolio held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Portfolio held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Portfolio including the investment management fee.

Transamerica Partners Portfolios

There are thirteen Subaccounts of Transamerica Partners Variable Funds that are presently available for investment under the Contracts (the “Variable Funds Subaccounts”). There are three Subaccounts of Transamerica Asset Allocation Funds (the “Asset Allocation Funds Subaccounts”) which are presently available for investment under the Contracts. Each Variable Funds Subaccount, other than the Variable Funds Subaccount which invests in the Calvert Series, invests in a corresponding series of Transamerica Partners Portfolios. Those series of Transamerica Partners Portfolios (the “Portfolios”) are described in this Statement of Additional Information. Each Asset Allocation Funds Subaccount invests in a combination of the Variable Funds Subaccounts (other than the Variable Funds Subaccounts which invest in the Balanced Portfolio and the Calvert Series), which, in turn, invest in the Portfolios.

This section of the Statement of Additional Information describes each Portfolio, including the Money Market Portfolio, the High Quality Bond Portfolio, the Inflation-Protected Securities Portfolio, the Core Bond Portfolio, the High Yield Bond Portfolio, the Balanced Portfolio, the Large Value Portfolio, the Large Core, the Large Growth Portfolio, the Growth Portfolio, the Small Core Portfolio, and the International Equity Portfolio.

Investment Objectives, Policies and Restrictions Relating to the Portfolios

Investment Objectives

The investment objective of each Portfolio is described in the Prospectus. There can, of course, be no assurance that a Portfolio will achieve its investment objective.

Investment Policies

The following supplements the discussion of the various investment strategies and techniques employed by the Portfolios as set forth in the Prospectus.

Bank Obligations

Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Portfolios have established certain minimum credit quality standards for bank obligations in which they invest.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to risks that are different from or are in addition to those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. Government and Agency Securities

U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See “Zero Coupon Securities” below for more information.

U.S. Treasury securities differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Certain Federal agencies such as the Government National Mortgage Association (GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government has historically provided financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Collateralized Mortgage Obligations

A Portfolio may invest a portion of its assets in collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security).

A Portfolio may also invest in parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

Mortgage-Backed Securities

A Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in “pools” of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage-backed securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a Portfolio may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage-backed securities held by a Portfolio may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation, (FHLMC) which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage-backed securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage-backed securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities. As a result, a Portfolio could experience losses in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

The principal governmental guarantor of mortgage-backed securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (“FHA”) insured or Veterans Administration (“VA”) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development.

FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC’s national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may also buy mortgage-related securities without insurance or guarantees.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or CBOs), bank loans (such as collateralized loan obligations or CLOs) and other debt obligations (such as collateralized debt obligations or CDOs).

Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originators of the underlying loans or receivables, or the entities providing credit enhancement, if any. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk. In addition, asset backed securities are subject to the same types of risks relating to the issuer’s underlying assets as are mortgage-backed securities.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

The Portfolios may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

Open Market. “Open market” commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. “Open market” paper’s 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

Privately Placed. “Privately placed” commercial paper relies on the exemption from registration provided by Section 4(2), which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. “Privately placed” commercial paper has no maturity restriction.

Letter of Credit. “Letter of credit” commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. “Letter of credit” paper has no limitations on purchasers.

Variable Rate and Floating Rate Securities

The Portfolios may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days’ notice. Variable rate demand notes include master demand notes which are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. Frequently, such obligations are backed by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if the Portfolio’s Subadviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The applicable Subadvisers, on behalf of a Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Portfolio. The Portfolios will not invest more than 15% (10% in the case of the Money Market Portfolio) of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days’ notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See “Illiquid Securities” below.

Participation Interests

A Portfolio may purchase from financial institutions participation interests in securities in which such Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that the Portfolio’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Portfolio’s Subadviser must have determined that the instrument is of comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Portfolio’s participation interest in the security, plus accrued interest. As to these instruments, a Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Portfolio will not invest more than 15% (10% in the case of the Money Market Portfolio) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See “Illiquid Securities” below.

Recent Market Events Relating to Income-Producing Securities

The fixed income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Portfolios.

Illiquid Securities

Each Portfolio may invest up to 15% (10% for the Money Market Portfolio) of its net assets in illiquid securities, including restricted securities that are illiquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The absence of a trading market can make it difficult to ascertain a market value for these investments. In addition, limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

The applicable Subadviser will monitor the liquidity of Rule 144A securities for each Portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security, (b) the number of dealers and other potential purchasers wishing to purchase or sell the security, (c) dealer undertakings to make a market in the security and (d) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The liquidity of Rule 144A securities could be impaired if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

Unsecured Promissory Notes

A Portfolio also may purchase unsecured promissory notes (“Notes”) which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Portfolio’s investment objective. The Notes purchased by the Portfolio will have remaining maturities of 13 months or less. The Portfolio will invest no more than 15% (10% in the case of the Money Market Portfolio) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Portfolio cannot exercise the demand feature described above and as to which there is no secondary market). See “Illiquid Securities” above.

Repurchase Agreements and Reverse Repurchase Agreements

Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. A Portfolio’s risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller’s obligation to pay although a Portfolio may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Portfolios are fully collateralized, with such collateral being marked to market daily.

The Portfolios may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). At the time a Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregation of assets could impair the Portfolio’s ability to meet its current obligations or impede investment management if a large portion of the Portfolio’s assets are involved. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities.

The Portfolios may, together with other registered investment companies managed by the Portfolios’ Subadvisers or their affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.

Foreign Securities — All Portfolios

The Portfolios may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Portfolio, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Portfolio’s assets may be released prior to receipt of payment, may expose a Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

Foreign Securities — Money Market Portfolio

The Money Market Portfolio may invest in the following foreign securities: (a) U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks (such as Eurodollar CDs, which are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States; Eurodollar TDs (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank; and Canadian TDs, which are essentially the same as ETDs except they are issued by branches of major Canadian banks); (b) high quality, U.S. dollar-denominated short-term bonds and notes

(including variable amount master demand notes) issued by foreign corporations (including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer); and (c) U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Portfolio’s Subadviser to be of comparable quality to the other obligations in which the Money Market Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Foreign Securities — Portfolios other than the Money Market Portfolio

Not more than 5% of a Portfolio’s assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

American Depository Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Portfolio to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted and fluctuate in value based on the underlying security. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

The Portfolios may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Forward Foreign Currency Exchange Contracts

Forward currency exchange contracts may be entered into for each Portfolio for the purchase or sale of foreign currency to hedge against adverse rate changes or otherwise to achieve the Portfolio’s investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of foreign issuers that have been purchased or sold (but not settled) for the Portfolio.

Because some Portfolios may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolios from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolios either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are effected in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolios may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.

Each Portfolio may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A Portfolio may enter into a cross hedge if a particular currency is expected to decrease against another currency. The Portfolio would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Portfolio’s holdings denominated in the currency sold.

Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

The Portfolios (other than the International Equity Portfolio) will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Portfolios may do so when their Subadvisers determine that the transactions would be in a Portfolio’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission (“CFTC”), the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio’s ability to utilize forward contracts for the Portfolio may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio’s foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

Even if a hedge is generally successful, the matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Portfolio’s ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Portfolio’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio’s assets that are the subject of such cross-hedges are denominated.

Guaranteed Investment Contracts

The Portfolios may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Portfolio which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Portfolio) of the Portfolio’s net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

When-issued Securities

Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities.

It is expected that, under normal circumstances, the Portfolios would take delivery of such securities. When a Portfolio commits to purchase a security on a “when-issued” or on a “forward delivery” basis, the Portfolio establishes procedures consistent with the relevant policies of the SEC. Since those policies currently require that an amount of a Portfolio’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Portfolios expect always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, although the Portfolios do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases and could also result in leverage. For example, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a Portfolio determines it is advisable as a matter of investment strategy to sell the “when-issued” or “forward delivery” securities, the Portfolio would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the “when-issued” or “forward delivery” securities themselves (which may have a value greater or less than the Portfolio’s payment obligation).

Zero Coupon Obligations

A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

A Portfolio may acquire zero coupon obligations when consistent with its investment objective and policies. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Portfolio may have to sell other securities to pay dividends based on such accrued income prior to maturity of the zero coupon obligation.

Futures Contracts and Options on Futures Contracts and Foreign Currencies — Portfolios other than the Money Market Portfolio

Futures Contracts. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. or foreign stocks, U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated “contract markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

Purchases or sales of stock index futures contracts may be used to attempt to protect a Portfolio’s current or intended stock investments from broad fluctuations in stock prices. For example, the Portfolio may sell stock index futures contracts in anticipation of or during a decline in the market value of the Portfolio’s securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment (“initial deposit”). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract’s face value. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract’s value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms may call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in a Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is generally more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

When a Portfolio enters into futures contracts, the Portfolio will establish a segregated account to cover the Portfolio’s obligations with respect to such futures contracts. The assets in the account will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or other trends by the applicable Subadviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Subadvisers believe that use of such contracts will benefit the Portfolios, if the Subadvisers’ investment judgment about the general direction of interest rates is incorrect, a Portfolio’s overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Portfolios may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. In the case of a call option written by the Portfolio, the loss is potentially unlimited. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio’s losses from options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The Portfolios are not regulated as “commodity pools” for purposes of the Commodity Exchange Act, regulations and related positions of the Commodity Futures Trading Commission (“CFTC”).

Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, may be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Losses from the writing of call options are potentially unlimited. Accordingly, the Portfolios intend that any call options on foreign currencies that they write (other than for cross-hedging purposes as described below) will be covered. A call option written on a foreign currency by a Portfolio is “covered” if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of another foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with its custodian.

The Portfolios may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Portfolio in futures contracts, forward contracts and options on foreign currencies are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio’s ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

The successful use of futures contracts, options on futures contracts and options on foreign currencies draws upon the applicable Subadviser’s skill and experience with respect to such instruments. Should stock prices, interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or foreign currencies or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts or foreign currencies and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Options on Securities — Portfolios other than the Money Market Portfolio

The Portfolios may write (sell) covered call and put options to a limited extent on their portfolio securities (“covered options”). However, a Portfolio may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Portfolio forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Portfolio will not write a call or a put option unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” Where a Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

A Portfolio may purchase call and put options on any securities in which it may invest. A Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio’s portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio’s portfolio securities. Put options also may be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. A Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolios may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolios will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The applicable Subadviser will monitor the creditworthiness of dealers with whom a Portfolio enters into such options transactions under the general supervision of the Adviser and the applicable Board of Trustees.

Options on Securities Indices — Portfolios other than the Money Market Portfolio

In addition to options on securities, the Portfolios may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under “Options on Securities.”

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolios generally will only purchase or write such an option if the applicable Subadviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Portfolio will not purchase such options unless the applicable Subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolios’ securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, a Portfolio may be forced to liquidate portfolio securities to meet settlement obligations.

Swap Agreements — Portfolios other than the Money Market Portfolio

A Portfolio may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

A Portfolio may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also entail the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by the Portfolio calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Subadviser.

Whether a Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend on the Subadviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Other Investment Companies

Each of the Portfolios may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as otherwise permitted by the 1940 Act, the regulations thereunder, and the Portfolio’s investment restrictions, no Portfolio may purchase securities of another investment company if, immediately after such purchase: (a) the Portfolio would own more than 3% of the voting securities of such company, (b) the Portfolio would have more than 5% of its total assets invested in the securities of such company, or (c) the Portfolio would have more than 10% of its total assets invested in the securities of all such investment companies. In addition, except as otherwise permitted by applicable law, a Portfolio may not purchase securities issued by a closed-end investment company if, immediately after such purchase, the Portfolio and any other Portfolios together own more than 10% of the voting securities of such closed-end fund. Should a Portfolio purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Portfolios include exchange-traded funds (“ETFs”). ETFs are typically structured as investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a Portfolio. Moreover, a Portfolio’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.

Short Sales “Against the Box” — Portfolios other than the Money Market Portfolio

In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Portfolio may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale “against the box”.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Portfolio engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Portfolio maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio’s long position.

The Portfolios will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security). In such case, any future losses in a Portfolio’s long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Portfolio owns. There are certain additional transaction costs associated with short sales against the box, but the Portfolios endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

As a nonfundamental operating policy, it is not expected that more than 40% of a Portfolio’s total assets would be involved in short sales against the box.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders or unitholders as least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily through rents and capital gains from appreciation realized through property sales. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

Mortgage REITs are sensitive to the credit quality of the underlying borrowers and also to the risk that they may be unable to invest at attractive interest rates if the mortgages in which they invest are prepaid. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The value of REITs may be affected by management skill, cash flow and tax and regulatory requirements. REITs are also subject to risks generally associated with investments in real estate. A Portfolio will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Dollar Rolls and TBA Securities

Each Portfolio may enter into dollar roll transactions and purchase To Be Announced Securities (“TBAS”). Dollar rolls are transactions where a Portfolio sells securities (usually mortgage-backed securities) with a commitment to buy similar, but not identical, securities on a future date at a lower price. TBAS are a type of delayed delivery transaction where the seller agrees to issue a security at a future date. The seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms.

Loans of Portfolio Securities

Each Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high quality debt obligations equal to at least 102% (105% for foreign securities) of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Portfolio with respect to the loan is maintained with the Portfolio. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Portfolio’s Subadviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. No Portfolio enters into any portfolio security lending arrangements having a duration longer than one year. Any securities that a Portfolio receives as collateral do not become part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earned income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In the event of the bankruptcy of the other party to a securities loan, the Portfolio could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, a Portfolio could experience a loss. No Portfolio will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Portfolio are subject to termination at the Portfolio’s or the borrower’s option. A Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

Loans and Other Direct Indebtedness

A Portfolio may purchase loans and other direct indebtedness, although the Stock Portfolios currently do not intend to make such investments. In purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Loans may be secured or unsecured. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation.

These loans typically are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. The loans typically are made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting for itself and for others in the syndicate interest, principal and other amounts due, and for enforcing its and their other rights against the borrower. A Portfolio’s investment in loans may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or alternatively, as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services.

Certain of the loans and the other direct indebtedness acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when the Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other liquid securities in an amount sufficient to meet such commitments.

A Portfolio’s ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Portfolio will purchase, a Portfolio’s Subadviser will rely upon its own (and not the original lending institution’s) credit analysis of the borrower. A Portfolio may purchase interests in loans where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Some loans may be in default at time of purchase. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

As a Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce the Portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Portfolio from receiving such amounts. In such cases, a Portfolio may evaluate as well the creditworthiness of the lending institution and may treat both the borrower and the lending institution as an “issuer” of the loan for purposes of compliance with applicable law pertaining to the diversification of the Portfolio’s investments.

Interests in loans or other direct indebtedness are generally illiquid, and there is a limited trading market in these investments. The limited trading market can make it difficult to ascertain a market value for these investments.

Temporary Defensive Positions

Each Portfolio may, from time to time, take temporary defensive positions that are inconsistent with the Portfolio’s principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Portfolio may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

Certain Other Obligations

Each Portfolio may invest in obligations other than those listed previously, provided such investments are consistent with the Portfolio’s investment objective, policies and restrictions.

Rating Services

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Subadvisers also make their own evaluations of these securities. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to dispose of the obligation, but the applicable Subadviser will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in Appendix A.

Except as stated otherwise, all investment policies and restrictions described herein are nonfundamental, and may be changed without prior shareholder approval.

Investment Restrictions

The Portfolios

The “fundamental policies” of each Portfolio may not be changed with respect to the Portfolio without the approval of a “majority of the outstanding voting securities” of the Portfolio. “Majority of the outstanding voting securities” under the 1940 Act and as used in this Statement of Additional Information and the Prospectus means, with respect to a Portfolio, the lesser of (i) 67% or more of the total beneficial interests of the Portfolio present at a meeting, if the holders of more than 50% of the total beneficial interests of the Portfolio are present or represented by proxy, or (ii) more than 50% of the total beneficial interests of the Portfolio.

If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Portfolio’s total assets or the value of a Portfolio’s securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

Fundamental Policies. As a matter of fundamental policy:

(1) The Portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2) The Portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(3) The Portfolio may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (the “Securities Act” or the “1933 Act”) except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act, the Portfolio may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

(4) The Portfolio may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

(5) The Portfolio may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6) The Portfolio may not “concentrate” its investments in a particular industry or group of industries (except those Portfolios listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities, except that the Money Market Portfolio may invest without limitation in obligations issued by banks.

(7) The Portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of a Portfolio’s total assets from banks for any purpose, and to borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a Portfolio to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Portfolio’s shares to be more volatile than if the Portfolio did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Portfolio’s holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Portfolio may have to sell securities at a time and at a price that is unfavorable to the Portfolio. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Portfolio’s net investment income in any given period. The policy in (1) above will be interpreted to permit a Portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, “senior securities” are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets. The 1940 Act prohibits a Portfolio from issuing senior securities except that a Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of a Portfolio’s holdings through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to underwriting set forth in (3) above, the 1940 Act does not prohibit a Portfolio from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Portfolio to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a Portfolio’s underwriting commitments, when added to the value of the Portfolio’s investments in issuers where the Portfolio owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Portfolio investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Portfolio to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to real estate set forth in (4) above, the 1940 Act does not prohibit a Portfolio from owning real estate; however, a Portfolio is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current staff of the Securities and Exchange Commission (“SEC”) position generally limits a Portfolio’s purchases of illiquid securities to 15% of net assets. The policy in (4) above will be interpreted not to prevent a Portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to lending set forth in (5) above, the 1940 Act does not prohibit a Portfolio from making loans; however, SEC staff interpretations currently prohibit Portfolios from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans. While lending securities may be a source of income to a Portfolio, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Portfolio’s manager or a sub-adviser believes the income justifies the attendant risks. A Portfolio also will be permitted by this policy to make loans of money, including to other funds. A Portfolio would have to obtain exemptive relief from the SEC to make loans to other Portfolios. The policy in (5) above will be interpreted not to prevent a Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to concentration set forth in (6) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Portfolio’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Portfolio that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (6) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a Portfolio as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to commodities set forth in (7) above, the 1940 Act does not prohibit a Portfolio from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Portfolio’s purchases of illiquid securities to 15% of net assets. If a Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (7) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

The Portfolios’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Policies.

Each Portfolio will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Portfolio from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

This policy may be changed by the Board of Trustees of Transamerica Partners Portfolios.

Portfolio Transactions and Brokerage Commissions

Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Internal Revenue Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Portfolio if the applicable Subadviser believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio’s investment objective.

A Portfolio’s purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Portfolios do not anticipate paying brokerage commissions in such transactions.

Brokerage Transactions. Each Portfolio’s Subadvisers may use brokers or dealers for Portfolio transactions who also provide brokerage and research services to the Portfolio or other accounts over which the advisers exercise investment discretion. A Portfolio may “pay up” for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Portfolio will “pay up” only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

Investment decisions for a Portfolio will be made independently from those for any other account or investment company that is or may in the future become managed by the Portfolio’s Subadviser or its affiliates. If, however, the Portfolio and other investment companies or accounts managed by the Subadviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

The following Portfolios paid the approximate brokerage commissions indicated for the fiscal years noted below:

Inflation – Protected Securities Portfolio

Fiscal year ended December 31, 2007: $101

Core Bond Portfolio

Fiscal year ended December 31, 2006: $5,793
Fiscal year ended December 31, 2007: $3,027

High Yield Bond Portfolio

Fiscal year ended December 31, 2006: $12,476
Fiscal year ended December 31, 2007: $2,936

Balanced Portfolio

Fiscal year ended December 31, 2005: $107,782
Fiscal year ended December 31, 2006: $65,580
Fiscal year ended December 31, 2007: $47,371

During the year ended December 31, 2005, the Balanced Portfolio paid $1,690 in brokerage commissions to Goldman Sachs & Company, an affiliate of Goldman Sachs Asset Management, LP.

Large Value Portfolio

Fiscal year ended December 31, 2005: $3,257,770
Fiscal year ended December 31, 2006: $1,599,906
Fiscal year ended December 31, 2007; $2,045,717

For the years ended December 31, 2005, 2006, and 2007, the Large Value Portfolio paid $516,496, $160,776, and $14,902, respectively, in brokerage commissions to Sanford C. Bernstein & Co. LLC, an affiliate of Alliance Capital Management LP and AllianceBernstein.

During the year ended December 31, 2007, the Large Value Portfolio paid $23,106 in brokerage commissions to S.G. Cowen & Co. LLC, an affiliate of TCW Investment Management Company.

Large Core Portfolio

Fiscal year ended December 31, 2005: $956,356
Fiscal year ended December 31, 2006: $1,087,033
Fiscal year ended December 31, 2007: $766,296

For the years ended December 31, 2005, 2006, and 2007, the Large Core Portfolio paid $235,106, $56,801, and $30,979, respectively, in brokerage commissions to Goldman Sachs Company, an affiliate of Goldman Sachs Asset Management, LP.

For the years ended December 31, 2006 and 2007, the Large Core Portfolio paid $24,326 and $14,240, respectively, in brokerage commissions to Goldman Sachs Execution and Clearing, L.P., an affiliate of Goldman Sachs Asset Management, L.P.

Large Growth Portfolio

Fiscal year ended December 31, 2005: $3,619,823
Fiscal year ended December 31, 2006: $4,015,256
Fiscal year ended December 31, 2007: $3,106,878

During the year ended December 31, 2005, the Large Growth Portfolio paid $43,885 in brokerage commissions to Bank of America International, which at the time was an affiliate of Marsico Capital Management LLC.

During the year ended December 31, 2006, the Large Growth Portfolio paid $53,044 in brokerage commissions to Banc of America Securities LLC, which at the time was an affiliate of Marsico Capital Management, LLC.

During the year ended December 31, 2007, the Large Growth Portfolio paid $74,928 in brokerage commissions to Banc of America Securities LLC, which prior to December 14, 2007, was an affiliate of Marsico Capital Management, LLC.

Growth Portfolio

Fiscal year ended December 31, 2005: $1,419,696
Fiscal year ended December 31, 2006: $936,392
Fiscal year ended December 31, 2007: $715,472

Small Core Portfolio

Fiscal year ended December 31, 2005: $5,393,858
Fiscal year ended December 31, 2006: $5,530,827
Fiscal year ended December 31, 2007: $5,222,794

International Equity Portfolio

Fiscal year ended December 31, 2005: $3,991,260
Fiscal year ended December 31, 2006: $3,435,231
Fiscal year ended December 31, 2007: $5,408,350

For the fiscal year ended December 31, 2007, the Portfolios executed an aggregate of $3,867,766,973 in brokerage transactions related to research services and paid $3,858,803 in commissions related to such transactions.

For each affiliated broker, the tables below set forth the percentage of the applicable Portfolio’s aggregate brokerage commissions paid to the broker during the fiscal year ended December 31, 2007, and the percentage of the aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the same period.

			Percentage of
			Aggregate Dollar
		Percentage of	Amount of
		Aggregate Brokerage	Transactions Involving Payment of
Portfolio	Affiliated Broker	Commissions Paid	Commissions
Large Value Portfolio	Sanford C. Bernstein & Co. LLC	0.73%	1.34%

Large Value Portfolio	S.G. Cowen & Co. LLC	1.13%	1.00%

Large Core Portfolio	Goldman Sachs & Co.	4.04%	6.71%

Large Core Portfolio	Goldman Sachs Execution & Clearing L.P.	1.86%	1.28%

Large Growth Portfolio	Banc of America Securities LLC	2.41%	1.22%

During the fiscal year ended December 31, 2007, the Portfolios purchased securities issued by the following regular broker-dealers of the Portfolios, which had the following values as of December 31, 2007.

Broker-Dealer	Value of Securities as of December 31, 2007
Banc of America Securities LLC	$237,820,014

Bank of New York Mellon Corp.	$22,265,824

Barclays PLC	$108,872,269

Citigroup, Inc.	$192,753,740

Credit Suisse Group	$123,363,272

Deutsche Bank, AG	$115,592,481

Goldman Sachs Group, Inc.	$92,650,068

JP Morgan Chase & Company	$292,794,459

Lehman Brothers Holdings, Inc.	$39,362,510

Merrill Lynch & Company, Inc.	$73,870,658

Morgan Stanley	$143,391,024

State Street Bank and Trust	$452,164,540

UBS Securities	$18,333,949

Investment Restrictions Relating to the Asset Allocation Funds Subaccounts

Fundamental policies of the Asset Allocation Funds Subaccounts may not be changed without the approval of the lesser of (1) 67% of the beneficial holders of units present at a meeting if the holders of more than 50% are present in person or by proxy or (2) more than 50% of the beneficial holders of units. Other restrictions, in the form of operating policies, are subject to change by the Managing Board of the Asset Allocation Funds Account without unitholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Asset Allocation Funds Subaccount.

As a matter of fundamental policy:

(1) The Subaccount may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2) The Subaccount may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(3) The Subaccount may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (the “Securities Act” or the “1933 Act”) except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Subaccount may be deemed to be an underwriter within the meaning of the Securities Act, the Subaccount may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

(4) The Subaccount may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Subaccount may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

(5) The Subaccount may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6) The Subaccount may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

(7) The Subaccount may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Subaccount to borrow money in amounts of up to one-third of a Subaccount’s total assets from banks for any purpose, and to borrow up to 5% of the Subaccount’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a Subaccount to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Subaccount’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Subaccount’s units to be more volatile than if the Subaccount did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Subaccount’s holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Subaccount may have to sell securities at a time and at a price that is unfavorable to the Subaccount. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Subaccount’s net investment income in any given period. The policy in (1) above will be interpreted to permit a Subaccount to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, “senior securities” are defined as Subaccount obligations that have a priority over the Subaccount’s units with respect to the payment of dividends or the distribution of Subaccount assets. The 1940 Act prohibits a Subaccount from issuing senior securities except that a Subaccount may borrow money in amounts of up to one-third of the Subaccount’s total assets from banks for any purpose. A Subaccount also may borrow up to 5% of the Subaccount’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Subaccount can increase the speculative character of the Subaccount’s outstanding shares through leveraging. Leveraging of a Subaccount’s holdings through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Subaccount’s net assets remain the same, the total risk to investors is increased to the extent of the Subaccount’s gross assets. The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to underwriting set forth in (3) above, the 1940 Act does not prohibit a Subaccount from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Subaccount to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a Subaccount’s underwriting commitments, when added to the value of the Subaccount’s investments in issuers where the Subaccount owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Subaccount engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Subaccount investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Subaccount to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Subaccount from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Subaccount may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to real estate set forth in (4) above, the 1940 Act does not prohibit a Subaccount from owning real estate; however, a Subaccount is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current staff of the Securities and Exchange Commission (“SEC”) position generally limits a Subaccount’s purchases of illiquid securities to 15% of net assets. The policy in (4) above will be interpreted not to prevent a Subaccount from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to lending set forth in (5) above, the 1940 Act does not prohibit a Subaccount from making loans; however, SEC staff interpretations currently prohibit Subaccounts from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans. While lending securities may be a source of income to a Subaccount, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Subaccount’s manager or a sub-adviser believes the income justifies the attendant risks. A Subaccount also will be permitted by this policy to make loans of money, including to other funds. A Subaccount would have to obtain exemptive relief from the SEC to make loans to other Subaccounts. The policy in (5) above will be interpreted not to prevent a Subaccount from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to concentration set forth in (6) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Subaccount’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Subaccount that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (6) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a Subaccount as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to commodities set forth in (7) above, the 1940 Act does not prohibit a Subaccount from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Subaccount is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Subaccount’s purchases of illiquid securities to 15% of net assets. If a Subaccount were to invest in a physical commodity or a physical commodity-related instrument, the Subaccount would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (7) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

The Subaccounts’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

As a matter of operating policy, each Asset Allocation Funds Subaccount may not:

(1) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

(2) Illiquid Securities. Purchase a security if, as a result of such purchase, more than 15% of the value of each Asset Allocation Funds Subaccount’s net assets would be invested in illiquid securities or other securities that are not readily marketable;

(3) Oil and Gas Programs. Purchase participations or other direct interests or enter into leases with respect to, oil, gas, other mineral exploration or development programs;

(4) Options. Invest in options;

(5) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if, to the knowledge of the Managing Board of the Asset Allocation Funds Account, those officers and directors of TFLIC and TAM, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

(6) Unseasoned Issuers. Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities) if, as a result, more than 5% of the value of each Subaccount’s total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; or

(7) Warrants. Invest in warrants.

Each Asset Allocation Funds Subaccount may invest more than 5% of its assets in any one Variable Funds Subaccount, and each Asset Allocation Funds Subaccount may invest substantially all of its assets, collectively, in Variable Funds Subaccounts.

Because of their investment objectives and policies, the Asset Allocation Funds Subaccounts will each concentrate more than 25% of their assets in the investment company industry. In accordance with the Asset Allocation Funds Subaccounts’ investment programs set forth in the Prospectus, each of the Asset Allocation Funds Subaccounts may invest more than 25% of its assets in certain of the Variable Funds Subaccounts. However, each of the Portfolios in which each Variable Funds Subaccount will invest will not concentrate more than 25% of its total assets in any one industry (except that the Money Market Portfolio reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

Performance Information Relating to the Asset Allocation Funds Subaccounts

Standard Performance Information

From time to time, quotations of an Asset Allocation Funds Subaccount’s performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner for each Asset Allocation Funds Subaccount:

Total Return

The Asset Allocation Funds Subaccount’s total return will be calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 to reach the value of that investment at the end of the periods. The Asset Allocation Funds Subaccount may also calculate total rates of return which represent aggregate performance over a period of year-by-year performance.

Yield

The Asset Allocation Funds Subaccount’s yield quotation will be based on the annualized net investment income per unit of the Asset Allocation Funds Subaccount over a 30-day period. The current yield for the Asset Allocation Funds Subaccount is calculated by dividing the net investment income per unit of the Asset Allocation Funds Subaccount earned during the period by the net asset value per unit of the Asset Allocation Funds Subaccount on the last day of that period. The resulting figure is then annualized. Net investment income per unit is determined by dividing (i) the dividends and interest earned during the period, minus accrued expenses for the period, by (ii) the average number of units entitled to receive dividends during the period.

Comparison of Asset Allocation Funds Subaccount Performance

Comparison of the quoted non-standardized performance of various investments is useful only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of an Asset Allocation Funds Subaccount with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective investors, an Asset Allocation Funds Subaccount also may compare these figures to the performance of other funds tracked by fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. An underlying Portfolio may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of an Asset Allocation Funds Subaccount’s performance made by independent sources may also be used in advertisements concerning an Asset Allocation Funds Subaccount. Sources for an Asset Allocation Funds Subaccount’s performance information may include, but are not limited to, the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Barron’s, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a “Money Watch” section featuring financial news.

Financial Times, Europe’s business newspaper, which features from time to time articles on international or country specific funds.

Financial World, a general business/financial magazine that includes a “Market Watch” department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Investor’s Daily, a daily newspaper that features financial, economic and business news.

Lipper Analytical Services, Inc.’s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

New York Times, a nationally distributed newspaper which regularly covers financial news.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Working Women, a monthly publication that features a “Financial Workshop” section reporting on the mutual fund/financial industry.

The performance of the Asset Allocation Funds Accounts may also be compared to benchmarks consisting of a combination of unmanaged indices, such as the Lehman Brothers Aggregate Bond Index, the Russell 3000 Index, the Merrill Lynch 1-3 Year Treasury Index, the Merrill Lynch High Yield Master II Index and the MSCI World Ex-US Index. When an Asset Allocation Funds Account’s performance is compared to such a combined benchmark, the percentage of each unmanaged index included in the benchmark will be disclosed.

Determination of Unit Value; Valuation of Securities

TFLIC determines the unit value of each Subaccount each day on which the New York Stock Exchange is open for trading. (As a result, a Subaccount will normally determine its net asset value every weekday except for the following holidays or the days on which they are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This daily determination of unit value is made as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York time unless the Exchange closes earlier, by dividing the total assets of a Subaccount less all of its liabilities, by the total number of units outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of unit value next following the receipt of any purchase or redemption order deemed to be in good order.

Units of each Variable Funds Subaccount are valued based upon the valuation of the securities held by the corresponding underlying Portfolio in which the assets of the particular Variable Funds Subaccount are invested. Units of each Asset Allocation Funds Subaccount are valued based upon the valuation of the units of each Variable Funds Subaccount in which the assets of the particular Asset Allocation Funds Subaccount are invested. Therefore, the valuation of units in both the Variable Funds Subaccounts and the Asset Allocation Funds Subaccounts depends on the valuation policies of the underlying Portfolios. The following discussion describes the valuation policies of the Portfolios.

Beneficial interests in each Portfolio are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act.

Securities of the Transamerica Partners Portfolios are generally valued based on market prices or quotations. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or, if there are no market rates, at fair value at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Portfolio securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees of the Portfolio Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. If the pricing service is unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available or are believed to be unreliable, a Portfolio may price securities using fair value procedures approved by the Board of Trustees of Transamerica Partners Portfolios. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which fairly reflects the market value as determined by the Board of Trustees of Transamerica Partners Portfolios. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of Transamerica Partners Portfolios.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of a Portfolio. If events materially affecting the value of foreign securities occur between the time at which the market price is determined and the time when a Portfolio’s net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of Transamerica Partners Portfolios.

Interest income on long-term obligations held for a Portfolio is determined on the basis of interest accrued plus amortization of “original issue discount” (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premiums.

The Prospectus contains further information on the procedures, including the fair value procedures approved by the Board of Trustees of Transamerica Partners Portfolios, to be used to value the securities of each Series of Transamerica Partners Portfolios.

Each investor in each Portfolio, including the Variable Funds Subaccounts, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for trading. As of 4:00 p.m. (New York time) (or any earlier close of regular trading on the Exchange) on each such day, the value of each investor’s interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (a) the numerator of which is the value of such investor’s investment in the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor’s investment in the Portfolio effected on such day, and (b) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in a Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on the following day the New York Stock Exchange is open for trading.

Management of Transamerica Partners Portfolios

The Trustees and officers of Transamerica Partners Portfolios and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are “interested persons” (as defined in the 1940 Act) of Transamerica Partners Portfolios. Unless otherwise indicated, the address of each Trustee and officer of Transamerica Partners Portfolios is 570 Carillon Parkway, St. Petersburg, Florida 33716.

Trustees

			Number of
			Investment
			Companies
			Associated with
	Position Held and		TAM
	Length of Time	Principal Occupation during Past 5 Years	Overseen by
Name and Age	Served	and Other Directorships Held	Trustee
Interested Trustee:

John K. Carter Age: 47	Trustee, President and Chief Executive Officer since 2007	President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Director (2000 to present), General Counsel and Secretary (2000 to August 2006), Chief Compliance Officer (2004 to August 2006), TAM; President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Director (2001 to present), General Counsel and Secretary (2001 to August 2006), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001 to present); Chief Executive Officer (July 2006 to present), Vice President, Secretary and Chief Compliance Officer (2003 to August 2006), Transamerica Investors, Inc. (“TII”); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIFI”) (2002 to 2004); Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 to 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 to 2005)	173

Disinterested Trustees:

Sandra N. Bane Age: 55	Trustee since 2008	Retired, KPMG (1999 – present); Director, Big 5 Sporting Goods (2002 – present); Director, AGL Resources, Inc. (energy services holding company (2008 – present).	173
Leo J. Hill Age: 52	Trustee since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006 to present); Owner and President, Prestige Automotive Group (2001 to 2005); President, L.J. Hill & Company (1999 to present)	173
Neal M. Jewell Age: 73	Trustee since 1993	10/2004 to present — Retired; 1/1996 to 10/2004 — Independent Trustee, EAI Select Managers Equity Fund (a mutual fund)	173
Russell A. Kimball, Jr. Age: 63	Trustee since 2007	General Manager, Sheraton Sand Key Resort (1975 to present)	173
Eugene M. Mannella Age: 54	Trustee since 1993	Self-employed consultant (2006 to present); President, Arapain Partners LLC (limited purpose broker/dealer) (1998 to present); President, International Fund Services (alternative asset administration) (1993 to 2005)	173
Norm R. Nielsen Age: 68	Trustee since 2007	Retired (2005 to present); Buena Vista University Board of Trustees (2004 to present); Director, Iowa City Area Development (1996 to 2004); Director, Iowa Health Systems (1994 to 2003); Director, U.S. Bank (1988 to 2006); President, Kirkwood Community College (1979 to 2005)	173

			Number of
			Investment
			Companies
			Associated with
	Position Held and		TAM
	Length of Time	Principal Occupation during Past 5 Years	Overseen by
Name and Age	Served	and Other Directorships Held	Trustee

Joyce Galpern Norden Age: 68	Trustee since 1993	Retired (2004 to present); Board of Governors, Reconstructionist Rabbinical College (2007 to present); Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 to 2004)	173
Patricia L. Sawyer Age: 57	Trustee since 1993	President and Executive Search Consultant, Smith & Sawyer LLC (consulting) (1989 to present)	173
John W. Waechter Age: 56	Trustee since 2007	RBC Dain Rauscher (securities dealer (March 2004 to May 2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer (1979 to 2004); Treasurer, The Hough Group of Funds (1993 to 2004)	173

Officers

Position Held and
	Length of Time	Principal Occupation during Past 5 Years
Name and Age	Served	and Other Directorships Held
John K. Carter Age: 47	Trustee, President and Chief Executive Officer since 2007	See the table above.
Dennis P. Gallagher Age: 37	Vice President, General Counsel and Secretary since 2007	Director, Senior Vice President, General Counsel and Secretary, TAM and TFS (September 2006 to present); Director, Deutsche Asset Management (1998 to 2006).
Elizabeth L. Belanger Age: 36	Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer since 2005	Vice President and Senior Counsel, Diversified Investment Advisors, Inc. (“Diversified”) (with Diversified since 2005); Director, Transamerica Financial Life Insurance Company (“TFLIC”) (April 2006 to present); Director of Compliance, Domini Social Investments LLC (November 2003 to May 2005); Associate, Bingham McCutchen LLP (September 1997 to October 2003).
Joseph Carusone Age: 42	Vice President, Treasurer and Principal Financial Officer since 2001	Vice President, Diversified (with Diversified since 1999); President, Diversified Investors Securities Corp. (“DISC”) (February 2007 to present); Director, TFLIC (2004 to present).
Christopher A. Staples Age: 37	Vice President and Chief Investment Officer since 2007	Vice President, Investment Administration, TII (2004 to present); Director, TFS (2005 to present); Assistant Vice President, Raymond James & Associates (1999 to 2004).
Rick Resnik Age: 41	Chief Compliance Officer since 2004	Vice President and Chief Compliance Officer, Diversified (with Diversified since 1998); Director, Vice President and Chief Compliance Officer, DISC (June 1999 to present).

Position Held and
	Length of Time	Principal Occupation during Past 5 Years
Name and Age	Served	and Other Directorships Held
Michael Masson Age: 37	Assistant Treasurer since 2007	Assistant Vice President, TII (2005 to present); Assistant Vice President, TFS and TAM (2005 to present); Assistant Vice President, JPMorgan Chase & Co. (1999 to 2005).
Suzanne Valerio-Montemurro Age: 43	Assistant Treasurer since 2002	Vice President, Diversified (with Diversified since 1998).

The Board of Trustees met nine times during the Portfolios’ last fiscal year. The Board has a standing audit committee currently composed of all of the Trustees who are not “interested persons” of the Portfolios as defined in the 1940 Act. The Audit Committee met five times during the Portfolios’ last fiscal year. The audit committee reviews the internal and external accounting and auditing procedures of the Portfolios and, among other things, considers the selection of the independent public accountants for the Portfolios. The Board has a standing nominating committee currently composed of all of the Trustees who are not “interested persons” of the Portfolios as defined in the Investment Company Act of 1940. The Nominating Committee did not meet during the Portfolios’ last fiscal year.

Compensation

For the fiscal year ended December 31, 2007, the Trust provided the following compensation to its Trustees. Mr. Carter is not compensated for his services as Trustee because of his affiliation with TAM. Sandra N. Bane did not receive compensation from the Transamerica Partners Portfolios for the fiscal year ended December 31, 2007, as she was not appointed to the Board of Trustees until March 1, 2008.

				Total
	Aggregate			Compensation
	Compensation	Pension or		from the
	from the	Retirement Benefits	Estimated	Trust and
	Transamerica	Accrued as	Annual	Fund
	Partners	Part of	Benefits Upon	Complex Paid
Name of Person, Position	Portfolios	Fund Expenses	Retirement	to Trustees
Interested Trustee:

John K. Carter Trustee	None	None	None	None

Independent Trustees:

Leo J. Hill** Trustee	$6,118	None	None	$176,800

Neal M. Jewell Trustee	$70,406	None	None	$166,301

Mitchell A. Johnson* Trustee	$47,342	None	None	$91,500

Russell A. Kimball, Jr.** Trustee	$6,118	None	None	$176,800

Eugene M. Mannella Trustee	$55,434	None	None	$132,634

Norm R. Nielsen** Trust	$6,118	None	None	$176,800

Joyce Galpern Norden Trustee	$56,469	None	None	$134,634

Lowell W. Robinson* Trustee	$47,342	None	None	$91,500

Patricia L. Sawyer Trustee	$64,823	None	None	$150,884

John W. Waechter** Trustee	$6,534	None	None	$187,634

* Messrs. Johnson and Robinson resigned as Trustees, on October 30, 2007.

** Elected as a Trustee on October 30, 2007.

Under a non-qualified deferred compensation plan effective January 1, 2008 (the “Deferred Compensation Plan”) available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of the investment options elected by the Trustee. Currently, certain funds within the Transamerica Fund complex are available as investment options within the Deferred Compensation Plan. It is not anticipated that the Deferred Compensation Plan will have any material impact on the Portfolios.

Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgement to be independent, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Code of Ethics

Transamerica Partners Portfolios, the Transamerica Asset Allocation Funds Account, TAM, each subadviser and TCI each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Transamerica Partners Portfolios, the Transamerica Asset Allocation Funds Account, TAM, a subadviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Portfolios or the Account (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.

Investment Advisory Services

Transamerica Asset Management, Inc. (“TAM,” or the “Adviser”) manages the assets of each Portfolio pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) with Transamerica Partners Portfolios with respect to that Portfolio, and subject to the investment policies described herein and in the Prospectus for the Portfolios. Subject to such further policies as the Board of Trustees of Transamerica Partners Portfolios may determine, the Adviser provides general investment advice to each Portfolio.

For each Portfolio, TAM or its predecessor has entered into an Investment Subadvisory Agreement (each a “Subadvisory Agreement”) with one or more Subadvisers.

Each TAM Advisory Agreement provides that TAM may render services to others. Each TAM Advisory Agreement may be terminated without penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice to TAM. Each TAM Advisory Agreement may be terminated by TAM on 90 days’ written notice to the Portfolio. Each TAM Advisory Agreement will immediately terminate in the event of its assignment. Each TAM Advisory Agreement provides that the Adviser shall not be liable for any mistake in judgment or for certain other events, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

Each Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by TAM. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. Each Subadvisory Agreement will automatically terminate in the event of its assignment. Each Subadvisory Agreement provides that the Subadviser shall be responsible only for managing the assets of the applicable Portfolio in good faith and in accordance with the investment objectives, fundamental policies, and restrictions and shall not be liable for certain other events (each as listed in the applicable Subadvisory Agreement), except in the case of one or more of the following (depending on the provisions of the applicable Subadvisory Agreement): willful misfeasance, bad faith, negligence, gross negligence, breach of fiduciary duty, violation of law, or breach or reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Adviser’s and Subadviser’s fees with respect to each Portfolio are described in the Prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

The Portfolios may rely on an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits TAM, subject to certain conditions, and without the approval of shareholders to: (1) employ a new unaffiliated subadviser for a portfolio pursuant to the terms of a new investment subadvisory agreement, either as a replacement for an existing subadviser or as an additional subadviser; (2) materially change the terms of any subadvisory agreement; and (3) continue the employment of an existing subadvisory on subadvisory contract terms where a contract has been assigned because of a change of control of the subadviser. In such circumstances, shareholders would receive notice and information about the new subadviser within ninety (90) days after the hiring of any new subadviser.

Prior to November 1, 2007, Diversified Investment Advisors, Inc. (“Diversified”), an affiliate of TAM, served as the investment adviser to the Portfolios. Amounts paid for advisory fees prior to November 1, 2007 were paid to Diversified.

For the fiscal year ended December 31, 2005, the Adviser earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios and Subaccounts:

Portfolio/Subaccount	Earned	Waived
Money Market	$2,027,410	$—

High Quality Bond	2,612,994	—

Inflation-Protected Securities	889,104	—

Core Bond	6,471,281	—

High Yield Bond	2,087,039	—

Balanced	1,844,123	171,455

Large Value (formerly, Value & Income)	12,888,475	—

Large Core (formerly, Growth & Income)	6,698,192	—

Large Growth (formerly, Equity Growth)	14,762,028	—

Small Core (formerly, Special Equity)	9,871,350	332

Growth (formerly, Aggressive Equity)	2,876,807	52,451

International Equity	11,275,694	921

Short Horizon Subaccount	21,104	—

Intermediate Horizon Subaccount	56,662	—

Intermediate/Long Horizon Subaccount	82,965	—

For the fiscal year ended December 31, 2006, the Adviser earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios and Subaccounts:

Portfolio/Subaccount	Earned	Waived
Money Market	$2,202,129	$—

High Quality Bond	2,841,710	—

Inflation-Protected Securities	655,441	19,189

Core Bond	7,179,850	—

High Yield Bond	2,501,348	—

Balanced	1,750,841	111,017

Large Value (formerly, Value & Income)	14,430,364	—

Large Core (formerly, Growth & Income)	6,951,959	—

Large Growth (formerly, Equity Growth)	15,649,351	—

Growth (formerly, Aggressive Equity)	2,893,873	46,094

Small Core (formerly, Special Equity)	10,061,755	—

International Equity	14,074,761	1,424

Short Horizon Subaccount	21,116	—

Intermediate Horizon Subaccount	28,249	—

Intermediate/Long Horizon Subaccount	91,328	—

For the fiscal year ended December 31, 2007, the Adviser earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios and Subaccounts:

Portfolio/Subaccount	Earned	Waived
Money Market	$2,470,667	$—

High Quality Bond	2,964,178	—

Inflation-Protected Securities	504,521	28,288

Core Bond	7,565,607	—

High Yield Bond	2,991,943	—

Balanced	1,652,426	76,387

Large Value (formerly, Value & Income)	15,877,576	935

Large Core (formerly, Growth & Income)	6,367,153	2,107

Large Growth (formerly, Equity Growth)	15,336,383	1,414

Growth (formerly, Aggressive Equity)	2,956,916	41,955

Small Core (formerly, Special Equity)	9,060,023	2,600

International Equity	17,026,492	1,288

Short Horizon Subaccount	21,447	—

Intermediate Horizon Subaccount	63,294	—

Intermediate/Long Horizon Subaccount	103,143	—

Subadvisers

The Subadvisers make the day-to-day investment decisions for the Transamerica Partners Portfolios, subject in all cases to the general supervision of TAM. The Subadvisers (other than the Subadviser to the Money Market

Portfolio) are listed below, along with information they have provided regarding the compensation of certain investment management personnel, other accounts managed by each such person, and each such person’s ownership of securities of the Funds that invest in the Portfolio with respect to which such person has or shares management responsibility.

AllianceBernstein LP (“Alliance”).  Alliance was formed in August of 1999. Alliance Capital Management Corporation is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50%, respectively, of Alliance as limited partners.

In December 2003, Alliance announced that it had reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in some of certain of its mutual funds. The Portfolios believe that none of the regulatory claims involved any activities related to the Large Value Portfolio.

Marilyn G. Fedak, John P. Mahedy, John D. Phillips, Jr., and Christopher Marx (the “Alliance Team”) are responsible for the day-to-day supervision of the Large Value Portfolio on behalf of Alliance.

As of December 31, 2007, Ms. Fedak managed assets for (i) 146 other registered investment companies having approximately $87.6 billion in total assets (with Alliance’s advisory fee being based on performance for three such registered investment companies, which had approximately $12.3 billion in total assets), (ii) 134 other pooled investment vehicles having approximately $34.9 billion in total assets, and (iii) 45,000 other accounts having approximately $182 billion in total assets (with Alliance’s advisory fee being based on performance for 103 of such accounts, which had approximately $17.4 billion in total assets).

As of December 31, 2007, Mr. Mahedy managed assets for (i) 144 other registered investment companies having approximately $86.6 billion in total assets (with Alliance’s advisory fee being based on performance for 3 such registered investment companies, which had approximately $12.3 billion in total assets), (ii) 138 other pooled investment vehicles having approximately $34.2 billion in total assets, and (iii) 45,000 other accounts having approximately $179 billion in total assets (with Alliance’s advisory fee being based on performance for 99 of such accounts, which had approximately $16.8 billion in total assets).

As of December 31, 2007, Mr. Phillips and Mr. Marx each managed assets for (i) 30 other registered investment companies having approximately $31.4 billion in total assets (with Alliance’s advisory fee being based on performance for one such registered investment company, which had approximately $6.7 billion in total assets), (ii) 19 other pooled investment vehicles having approximately $3.5 billion in total assets, and (iii) 44,000 other accounts having approximately $53.7 billion in total assets (with Alliance’s advisory fee being based on performance for 12 of such accounts, which had approximately $2.5 billion in total assets).

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for AllianceBernstein’s clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

Fixed base salary — This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

Discretionary incentive compensation in the form of an annual cash bonus — AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”) — AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.

As of December 31, 2007, no member of the Alliance Team beneficially owned securities in any of the Funds that invest in the Large Value Portfolio.

Aronson+Johnson+Ortiz, LP (“AJO”).  AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by ten principals, with experience spanning portfolio management, security analysis, trading, consulting, public accounting, compliance and econometrics.

Theodore A. Aronson, Kevin M. Johnson, Martha E. Ortiz, Stefani Cranston, Gina Marie N. Moore, and R. Brian Wenzinger (the “AJO Team”) are responsible for the day-to-day supervision of the Large Core Portfolio on behalf of AJO.

As of December 31, 2007, each member of the AJO Team managed assets for (i) 15 other registered investment companies having approximately $4.5 billion in total assets (with AJO’s advisory fee being based on performance for two of such registered investment companies, which had approximately $113 million in total assets), (ii) 23 other pooled investment vehicles having approximately $4.8 billion in total assets (with AJO’s advisory fee being based on performance for 6 of such pooled investment vehicles, which had approximately $477 million in total assets), and (iii) 106 other accounts having approximately $17.8 billion in total assets (with AJO’s advisory fee being based on performance for 48 of such accounts, which had approximately $5.4 billion in total assets).

Each of AJO’s portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions, and merit-based cash bonuses that are awarded entirely for contributions to the firm. Each calendar year end, the managing principal of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager’s overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO; ownership percentage of the portfolio manager; and overall contributions of the portfolio manager to the operations of AJO. Although many of the firm’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance nor to the value of the assets held in particular funds, or even firm-wide assets. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm. Presently we have no deferred compensation arrangements.

As of December 31, 2007, no member of the AJO Team beneficially owned securities in any of the Funds that invest in the Large Core Portfolio.

BlackRock Financial Management, Inc. (“BlackRock”)  BlackRock, a Delaware corporation, is a wholly-owned indirect subsidiary of BlackRock Inc. BlackRock is a registered investment adviser organized in 1994.

Scott Amero, Mathew Marra and Andrew Phillips are responsible for the day-to-day supervision of the Core Bond Portfolio on behalf of BlackRock.

As of December 31, 2007, Mr. Amero managed assets for (i) 46 other registered investment companies having approximately $36.8 billion in total assets, (ii) 41 other pooled investment vehicles having approximately $10.3 billion in total assets (with BlackRock’s advisory fee being based on performance for 4 of such pooled investment vehicles, which had approximately $1.6 billion in total assets), and (iii) 258 other accounts having approximately $86.1 billion in total assets (with BlackRock’s advisory fee being based on performance for 17 of such accounts, which had approximately $6.1 billion in total assets).

As of December 31, 2007, Mr. Marra managed assets for (i) 24 other registered investment companies having approximately $21.7 billion in total assets, (ii) 20 other pooled investment vehicles having approximately $7.7 billion in total assets (with BlackRock’s advisory fee being based on performance for 2 of such pooled investment vehicles, which had approximately $1.7 billion in total assets), and (iii) 284 other accounts having approximately $104.1 billion in total assets (with BlackRock’s advisory fee being based on performance for 13 of such accounts, which had approximately $6.4 billion in total assets).

As of December 31, 2007, Mr. Phillips managed assets for (i) 31 other registered investment companies having approximately $25.7 billion in total assets (BlackRock’s advisory fee was not based on the performance of any of such registered investment companies), (ii) 22 other pooled investment vehicles having approximately $8.0 billion in total assets (with BlackRock’s advisory fee being based on performance for 2 of such pooled investment vehicles, which had approximately $1.7 billion in total assets), and (iii) 294 other accounts having approximately $121.7 billion in total assets (with BlackRock’s advisory fee being based on performance for 16 of such accounts, which had approximately $6.8 billion in total assets).

Stuart Spodek and Brian Weinstein are responsible for the day-to-day supervision of the Inflation-Protected Securities Portfolio on behalf of BlackRock. As of December 31, 2007, Mr. Spodek managed assets for (i) 12 other registered investment companies having approximately $4.4 billion in total assets (BlackRock’s advisory fee was not based on the performance of any of such registered investment companies), (ii) 15 other pooled investment vehicles having approximately $7.0 billion in total assets (with BlackRock’s advisory fee being based on performance for 2 of such pooled investment vehicles, which had approximately $2.5 billion in total assets), and (iii) 234 other accounts having approximately $89.7 billion in total assets (with BlackRock’s advisory fee being based on performance for 20 of such accounts, which had approximately $7.4 billion in total assets).

As of December 31, 2007, Mr. Weinstein managed assets for (i) 16 other registered investment companies having approximately $14.1 billion in total assets (BlackRock’s advisory fee was not based on the performance of any of such registered investment companies), (ii) 13 other pooled investment vehicles having approximately $4.4 billion in total assets (with BlackRock’s advisory fee being based on performance of one such pooled investment vehicle, which had approximately $131 million in total assets), and (iii) 181 other accounts having approximately $67.3 billion in total assets (with BlackRock’s advisory fee being based on performance for 8 of such accounts, which had approximately $5.0 billion in total assets).

Fred Herrmann and David Byrket are responsible for the day-to-day supervision of the Large Core Portfolio on behalf of BlackRock.

As of December 31, 2007, Messrs. Herrmann and Byrket managed assets for (i) 4 other registered investment companies having approximately $2.2 billion in total assets (ii) 4 other pooled investment vehicles having approximately $179 million in total assets, and (iii) 13 other accounts having approximately $2.4 billion in total assets (with BlackRock’s advisory fee being based on performance for 2 of such accounts, which had approximately $1.1 billion in total assets).

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, would be settled in cash and/or in BlackRock, Inc. common stock. (“LTIP II awards”). Each portfolio manager has received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Messrs. Amero, Marra, Phillips, and Spodek, was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of each senior manager, is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years. Every portfolio manager participates in the deferred compensation program. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

Options and Restricted Stock Awards — Prior to mandatorily deferring a portion of a portfolio manager’s annual bonus in BlackRock, Inc. restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero, Marra, Phillips and Spodek, have been granted stock options and/or restricted stock in prior years.

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Annual discretionary incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.’s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to Messrs. Amero, Marra and Phillips the relevant benchmark is the Lehman Brothers Aggregate Index. With respect to Messrs. Spodek and Weinstein the relevant benchmark is the Lehman Brothers Global Real U.S. TIPS Index.

The group of BlackRock, Inc.’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance is measured on both a pre-tax and after-tax basis over various periods including 1, 3, 5 and 10-year periods, as applicable. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

As of December 31, 2007, none of Messrs. Amero, Marra, or Phillips beneficially owned securities in any of the Funds that invest in the Core Bond Portfolio. As of December 31, 2007 neither Mr. Spodek nor Mr. Weinstein beneficially owned any securities in any of the Funds that invest in the Inflation-Protected Securities Portfolio. As of December 31, 2007, neither Mr. Herrmann nor Mr. Byrket beneficially owned securities in any of the Funds that invest in the Large Core Portfolio.

Eaton Vance Management.  Eaton Vance Management was organized as a Massachusetts business trust in 1990 and is a wholly owned subsidiary of Eaton Vance Corp.

Linda Carter and Michael W. Weilheimer are responsible for the day-to-day supervision of the High Yield Bond Portfolio on behalf of Eaton Vance Management.

As of December 31, 2007, Ms. Carter managed assets for (i) no other registered investment companies, (ii) 2 other pooled investment vehicles having approximately $87.7 million in total assets, and (iii) 9 other accounts having approximately $937.9 million in total assets. Eaton Vance Management’s advisory fee was not based on the performance for such other accounts.

As of December 31, 2007, Mr. Weilheimer managed assets for (i) 7 other registered investment companies having approximately $6.1 billion in total assets, (ii) 4 other pooled investment vehicles having approximately $330.0 million in total assets (with Eaton Vance Management’s advisory fee being based on performance for 2 of such pooled investment vehicles, which had approximately $242.3 million in total assets), and (iii) 9 other accounts having approximately $937.9 million in total assets. Eaton Vance Management’s advisory fee was not based on the performance for such registered investment companies or other accounts.

Compensation of Eaton Vance Management portfolio managers, including Ms. Carter and Mr. Weilheimer, and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase non-voting common stock of Eaton Vance Management’s corporate parent, Eaton Vance Corp., and/or restricted shares of Eaton Vance Corp.’s non-voting common stock. Eaton Vance Management investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Eaton Vance Management employees.

Compensation of Eaton Vance’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of Eaton Vance Corp.

Eaton Vance Management compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts as opposed to peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a Fund’s peer group as determined by Lipper or Morningstar is deemed by Eaton Vance Management’s management not to provide a fair comparison, performance may be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. Performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Eaton Vance Management seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance Management participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Eaton Vance Management and its parent company. Eaton Vance Management’s overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of Eaton Vance Management portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

As of December 31, 2007, neither Ms. Carter nor Mr. Weilheimer beneficially owned securities in any of the Funds that invest in the High Yield Bond Portfolio.

Goldman Sachs Asset Management, L.P. (“GSAM®”).  GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co.

Robert C. Jones, Mark Carhart, Melissa Brown, and Andrew Alford are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of GSAM.

As of December 31, 2007, Mr. Jones, Mr. Carhart, Ms. Brown and Mr. Alford each managed assets for (i) 66 other registered investment companies having approximately $26.1 billion in total assets, (ii) 37 other pooled investment vehicles having approximately $19.6 billion in total assets, and (iii) 705 other accounts having approximately $80.0 billion in total assets (with GSAM’s advisory fee being based on performance for 38 of such accounts, which had approximately $10.5 billion in total assets).

The compensation packages for Mr. Jones, Mr. Carhart, Ms. Brown and Mr. Alford are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager’s individual performance, his or her contribution to the overall performance of certain strategies and annual revenues in the investment strategy which in part is derived from advisory fees, and for certain accounts, performance based fees.

The performance bonuses for Mr. Jones, Mr. Carhart, Ms. Brown and Mr. Alford are significantly influenced by the following criteria: (1) whether the teams’ pre-tax performance exceeded performance benchmarks over one-, three-, and five-year periods, (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition, the other factors that are also considered when the amount of performance bonus is determined: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team achieved top tier rankings and ratings; and (3) whether the team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or more narrow indices which will vary based on client expectations.

GSAM’s decision may also be influenced by the following: the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms.

In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers, including Mr. Jones, Mr. Carhart, Ms. Brown and Mr. Alford, in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Mr. Jones, Mr. Carhart, Ms. Brown and Mr. Alford may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers also may participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

As of December 31, 2007, none of Mr. Jones, Mr. Carhart, Ms. Brown or Mr. Alford beneficially owned securities in any of the Funds that invest in the Balanced Portfolio.

INVESCO Institutional (N.A.), Inc. (“INVESCO”).  INVESCO was formed in 1971 and has been a registered investment adviser since 1971. INVESCO is wholly owned by Invesco Ltd.

Jeremy Lefkowitz, Dan Kostyk, Glen Murphy, Anthony Munchak, and Francis Orlando (the “INVESCO Team”) are responsible for the day-to-day supervision of the Small Core Portfolio on behalf of INVESCO.

As of December 31, 2007 Mr. Lefkowitz managed assets for (i) 11 other registered investment companies, having approximately $1.8 billion in total assets (with INVESCO’S advisory fee being based on performance of one of such registered investment companies, which had approximately $450.2 million in total assets), (ii) 21 other pooled investment vehicles having approximately $2.8 billion in total assets (with INVESCO’s advisory fee being based on performance of 2 of such pooled investment vehicles having approximately $392.6 million in total assets and a portion of another such pooled investment vehicle), and (iii) 104 other accounts having approximately $13.6 billion in total assets (with INVESCO’s advisory fee being based on performance for 22 of such accounts, which had approximately $3.5 billion in total assets).

As of December 31, 2007, Messrs. Kostyk, Murphy, Munchak, and Orlando each managed assets for (i) 7 other registered investment companies having approximately $1.1 billion in total assets, (ii) 6 other pooled investment vehicles having approximately $721.8 million in total assets, and (iii) 38 other accounts having approximately $3.6 billion in total assets (with INVESCO’s advisory fee being based on performance for 7 of such accounts, which had approximately $689.5 billion in total assets).

INVESCO Team members receive a base salary based upon an individual’s experience and responsibilities through the use of independent compensation surveys of the investment management industry. INVESCO Team members may also receive an incentive annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager’s base salary. In addition, INVESCO Team members may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of Invesco Ltd. stock from pools determined from time to time by the Remuneration Committee of the Invesco Ltd. Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent. INVESCO Team members are also provided life insurance coverage in the form of a group variable universal life insurance policy and are eligible to participate in a non-qualified deferred compensation plan. INVESCO Team members may also participate in benefit plans and programs available generally to employees.

The compensation of INVESCO Team members is reviewed and may be modified each year as appropriate to reflect changes in the market as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. INVESCO evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

As of December 31, 2007, no member of the INVESCO Team beneficially owned securities in any of the Funds that invest in the Small Core Portfolio.

LSV Asset Management (“LSV”). LSV was formed in 1994 and is owned by eighteen equity partners, sixteen of whom are actively involved in the business. The employees of LSV own a majority of the firm’s equity.

Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA (the “LSV Team”) are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of LSV.

As of December 31, 2007, each member of the LSV Team managed assets for (i) 27 other registered investment companies having approximately $8.0 billion in total assets, (ii) 31 other pooled investment vehicles having approximately $12.1 billion in total assets, and (iii) 514 other accounts having approximately $51.0 billion in total assets (with LSV’s advisory fee being based on the performance for 25 of such accounts which had approximately $3.9 billion in total assets).

The compensation of each LSV Team member consists of a salary and a discretionary bonus, which is based on the profitability of LSV and each individual’s performance. Individual performance is subjective and may be based on a number of factors, including an individual’s leadership and contribution to strategic planning. Each LSV Team member also is a partner in LSV and, as such, receives a portion of the overall profit of LSV as part of his ownership interest.

As of December 31, 2007, no LSV Team member beneficially owned securities in any of the Funds that invest in the International Equity Portfolio.

Marsico Capital Management, LLC (“Marsico”). Marsico was organized in September 1997.

Thomas F. Marsico is responsible for the day-to-day management of the Large Growth Portfolio on behalf of Marsico.

As of December 31, 2007, Mr. Marsico managed assets for (i) 40 other registered investment companies having approximately $41.3 billion in total assets, (ii) 15 other pooled investment vehicles having approximately $2.9 billion in total assets, and (iii) 169 other accounts having approximately $29.1 billion in total assets.

Mr. Marsico’s compensation consists of a base salary (reevaluated at least annually) and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievement and contribution. Mr. Marsico’s compensation is dependent upon, among other factors, the overall performance of all accounts for which he provides investment advisory services. Mr. Marsico does not receive special consideration based on the performance of particular accounts. Exceptional individual efforts by portfolio managers at Marsico are rewarded through greater participation in the firm’s bonus pool. Mr. Marsico’s compensation comes solely from Marsico. Although Marsico may compare account performance with relevant benchmark indices, Mr. Marsico’s compensation is not directly tied to achieving any pre-determined or specified level of performance.

In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate each portfolio manager’s individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico’s investment team, contributions to Marsico’s overall investment performance, discrete securities analysis, and other factors. In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

As of December 31, 2007, Mr. Marsico did not beneficially own securities in any of the Funds that invest in the Large Growth Portfolio.

Mazama Capital Management, Inc. (“Mazama”).  Mazama was founded and became a registered investment adviser in 1997.

Ronald A. Sauer, Gretchen Novak, and Joel Rubenstein (the “Mazama Team”) are the three individuals who have the most significant responsibility for the day-to-day supervision of the Small Core Portfolio on behalf of Mazama.

As of December 31, 2007, each member of the Mazama Team managed assets for (i) 10 other registered investment companies with approximately $1.20 billion in assets, (ii) one pooled investment vehicle with approximately $4.9 million in assets, and (iii) 75 other accounts having approximately $5.48 billion in assets (with Mazama’s advisory fee being based on performance for 2 of such accounts, which had approximately $171 million in total assets).

Mazama’s compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of Mazama’s clients. The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Each Portfolio Manager and Research Analyst receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on the (i) portfolio management fees received by Mazama for all accounts under management; and (ii) achieving specific annual excess return targets. The investment team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and the returns of the benchmark for the portion of the fund managed by Mazama (i.e. Russell 2000 Growth Index, Russell 2500 Growth Index, Russell Mid Cap Growth or Russell 3000 Growth Index).

Equity based incentives have been a significant part of Mazama’s compensation plan since the firm’s inception. In total, Mazama’s Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.

As of December 31, 2007, no member of the Mazama Team beneficially owned securities in any of the Funds that invest in the Small Core Portfolio.

Merganser Capital Management Limited Partnership (Merganser).  Merganser was formed in 2000, as the successor to the business of an investment adviser formed in 1984, and is owned by certain of its employees.

Douglas A. Kelly and Peter S. Kaplan are responsible for the day-to-day supervision of the High Quality Bond Portfolio on behalf of Merganser.

As of December 31, 2007, Mr. Kelly and Mr. Kaplan each managed assets for (i) 2 other registered investment companies having approximately $202 million in total assets, and (ii) 44 other accounts having approximately $37 billion in total assets. Merganser’s advisory fee was not based on the performance of any of such registered investment companies or other accounts.

The compensation of Mr. Kelly and Mr. Kaplan consists of salary and bonus. Each manager’s salary is determined by his overall job performance and value to Merganser and bonus is based on a formula that is the same for all non-marketing employees of Merganser. This formula is based on salary level and Merganser’s change in revenue from year to year. No portion of either manager’s compensation is based in any way on the assets of the High Quality Bond Portfolio or its performance. Each manager also enjoys financial benefits from his equity position in the firm.

As of December 31, 2007, neither Mr. Kelly nor Mr. Kaplan beneficially owned any securities in any of the Funds that invest in the High Quality Bond Portfolio.

OFI Institutional Asset Management, Inc. (”OFII”) is a subsidiary of OppenheimerFunds, Inc. OFII has been registered with the Securities and Exchange Commission as an investment adviser since 2001.

David E. Schmidt is the Portfolio Manager responsible for the day-to-day supervision of the Large Growth Portfolio on behalf of OFII.

As of December 31, 2007, the Portfolio Manager managed assets for (i) 2 other registered investment companies having approximately $1.23 billion in total assets (with none of OFII’s advisory fees being based on performance for such registered investment companies), (ii) 9 other pooled investment vehicles having approximately $203 million in total assets (with OFII’s advisory fee being based on performance for one of such pooled investment vehicles, which had approximately $59 million in total assets), and (iii) 55 other accounts having approximately $1.72 billion in total assets (with OFII’s advisory fee being based on performance for 4 of such accounts, which had approximately $88 million in total assets).

The Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds or accounts are the same as, or different from, the Portfolio’s investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by OFII have the same management fee. If the management fee structure of another fund or account is more advantageous to OFII than the fee structure of the Portfolio, OFII could have an incentive to favor the other fund or account. However, OFII’s compliance procedures and Code of Ethics recognize its fiduciary obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Portfolio, or he may manage funds or accounts with different investment objectives and strategies.

Under OFII’s compensation program for its portfolio managers and portfolio analysts, their compensation is based on the investment performance results of the funds and accounts they manage, as well as the financial success of OFII. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their shareholders. OFII’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2007, the Portfolio Manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of OFII’s holding company parent. Senior portfolio managers may also be eligible to participate in OFII’s deferred compensation plan.

To help OFII attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of OFII and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager’s compensation is not based on the total value of the Portfolio’s portfolio assets, although the Portfolio’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts currently managed by the Portfolio Manager is the same as the compensation structure of the Portfolio, described above.

As of December 31, 2007, Mr. Schmidt did not beneficially own securities in any of the Funds that invest in the Large Growth Portfolio.

RS Investment Management Co. LLC (“RS”).  RS is a Delaware limited liability company, and it or its investment affiliates have been managing mutual fund investments since 1987. Guardian Investor Services LLC owns a majority of the outstanding interests in RS.

D. Scott Tracy and William J. Wolfenden are responsible for the day-to-day supervision of the Small Core Portfolio on behalf of RS.

As of December 31, 2007, Mr. Wolfenden managed assets for (i) 8 other registered investment companies having approximately $482 million in total assets, (ii) no other pooled investment vehicles, and (iii) 2 other accounts having approximately $61 million in total assets. RS’s advisory fee was not based on performance for such registered investment companies or other accounts.

As of December 31, 2007, Mr. Tracy managed assets for (i) 10 other registered investment companies having approximately $1.2 billion in total assets, and (ii) 6 other accounts having approximately $147 million in total assets. RS’s advisory fee was not based on performance for such registered investment companies or other accounts.

RS Investments professionals and executives maintain a significant ownership stake in the firm. RS Investments has three separate investment advisory operating divisions, each with separate compensation and bonus structures. Each of the portfolio managers is part of the Core Equity Group, the Growth Group, or the Value Group.

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with Terry R. Otton, Chief Executive Officer of RS Investments, the leaders of each Group (Andrew P. Pilara, Jr. for Value, James L. Callinan, John L. Wallace, and William J. Wolfenden III for Growth, and Manind Govil for Core Equity), determine all salaries and bonuses for their respective Groups for each fiscal year end. Salaries are based on industry standards, as described above.

Bonuses within the Growth Group of which Messrs. Tracy and Wolfenden are a part are based on a number of factors, including (1) pre-tax investment performance for each account managed by a portfolio manager compared to a relevant peer group over one- and three-year periods, with an emphasis on the most recent one-year period, and (2) experience.

Assets under management do not directly affect any individual’s salary or bonus, although the amount of each Group’s assets under management affect the fee revenue attributable to that Group, which in turn affect the maximum amount of money available for that Group’s aggregate salaries and bonuses.

Certain portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits, in addition to Group profits.

As of December 31, 2007, neither Mr. Tracy nor Mr. Wolfenden beneficially owned securities in Funds that invest in the Small Core Portfolio.

TCW Investment Management Company (“TCW”).  TCW was formed in 1971.

Diane E. Jaffee is responsible for the day-to-day supervision of the Large Value Portfolio on behalf of TCW.

As of December 31, 2007, Ms. Jaffee managed assets for (i) 8 other registered investment companies having approximately $5.06 billion in total assets, (ii) 14 other pooled investment vehicles having approximately $3.63 billion in total assets (with TCW’s advisory fee being based on performance for 9 of such pooled investment vehicles, which had approximately $3.26 billion in total assets), and (iii) 109 other accounts having approximately $8.98 billion in total assets (with TCW’s advisory fee being based on performance for one of such accounts, which had approximately $628.4 million in total assets).

The overall objective of the compensation program for portfolio managers is for TCW to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and TCW and its affiliates within The TCW Group (referred to in hereinafter in this section as “TCW”). Portfolio managers, including Ms. Jaffee, are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in TCW’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Large Value Portfolio is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds, including alternative investment products (as described below); the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Large Value Portfolio managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts.

Certain accounts of TCW (but not the Large Value Portfolio) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW’s “alpha strategies,” performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alpha strategies” are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies or (b) strategies that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. All portfolio managers, including Ms. Jaffee, participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW. Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation Vehicles. Portfolio managers, including Ms. Jaffee, may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Following the sale of TCW to Société Générale in 2001, a retention plan was put in place in which most portfolio managers then at TCW were entitled to participate. The retention plan provides for payout of fixed bonus compensation to participants at various milestones over the course of five years, the last of which was paid in February 2007.

The TCW Code of Ethics prohibits TCW employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by TCW. As a result, as of December 31, 2007, Ms. Jaffee did not beneficially own securities in any of the Funds that invest in the Large Value Portfolio.

Turner Investment Partners, Inc. Turner was founded in 1990 and has been a registered investment adviser since 1990.

Robert E. Turner, Mark D. Turner, Robb J. Parlanti and Heather F. McMeekin (the “Turner Team”) are responsible for the day-to-day supervision of the Growth Portfolio on behalf of Turner.

As of December 31, 2007, Robert E. Turner managed assets for (i) 17 other registered investment companies having approximately $3.0 billion in total assets (with Turner’s advisory fee being based on performance for 2 of such registered investment companies, which had approximately $1.2 billion in total assets), (ii) 36 other pooled investment vehicles having approximately $1.4 billion in total assets, and (iii) 98 other accounts having approximately $12.0 billion in total assets (with Turner’s advisory fee being based on performance for 3 of such accounts, which had approximately $677 million in total assets).

As of December 31, 2007, Mark D. Turner managed assets for (i) 15 other registered investment companies having approximately $2.9 billion in total assets (with Turner’s advisory fee being based on the performance of one of such registered investment companies having approximately $1.2 billion in total assets), (ii) 31 other pooled investment vehicles having approximately $1.3 billion in total assets, and (iii) 93 other accounts having approximately $10.2 billion in total assets (with Turner’s advisory fee being based on performance for 3 of such accounts, which had approximately $677 million in total assets).

As of December 31, 2007, Robb J. Parlanti managed assets for (i) 13 other registered investment companies having approximately $1.7 billion in total assets, (ii) 28 other pooled investment vehicles having approximately $1.3 billion in total assets, and (iii) 89 other accounts having approximately $10.1 billion in total assets (with Turner’s advisory fee being based on performance for 2 of such accounts, which had approximately $642 million in total assets).

As of December 31, 2007, Heather F. McMeekin managed assets for (i) 5 other registered investment companies having approximately $812 million in total assets, (ii) 17 other pooled investment vehicles having approximately $386 million in total assets, and (iii) 28 other accounts having approximately $1.6 billion in total assets.

Each Turner Team member receives a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to the appropriate market benchmarks. In addition, each individual is eligible for equity ownership and equity owners share the firm’s profits. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development.

Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professional’s compensation. The Chief Investment Officer is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

As of December 31, 2007, no Turner Team Member beneficially owned securities in any of the Funds that invest in the Growth Portfolio.

Wellington Management Company, LLP (“Wellington Management”).  Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

Stephen T. O’Brien, Timothy J. McCormack, and Shaun F. Pedersen (each, an “Investment Professional”) are responsible for the day-to-day supervision of the Small Core Portfolio on behalf of Wellington Management.

As of December 31, 2007, Messrs. O’Brien, and McCormack each managed assets for (i) 7 other registered investment companies having approximately $741 million in total assets, (ii) 3 other pooled investment vehicles having approximately $187 million in total assets, and (iii) 17 other accounts having approximately $1.04 billion in total assets (with Wellington’s advisory fee being based on performance for one of such accounts, which had approximately $44 million in total assets).

As of December 31, 2007, Mr. Pedersen managed assets for (i) 8 other registered investment companies having approximately $763 million in total assets, (ii) 5 other pooled investment vehicles having approximately $333 million in total assets, and (iii) 17 other accounts having approximately $1.04 billion in total assets (with Wellington’s advisory fee being based on performance for one of such accounts, which had approximately $44 million in total assets).

Andrew S. Offit, Jean-Marc Berteaux and Matthew D. Hudson (each, an “Investment Professional”) are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of Wellington Management.

As of December 31, 2007, Mr. Offit managed assets for (i) 14 other registered investment companies having approximately $6.10 billion in total assets, (ii) 16 other pooled investment vehicles having approximately $5.57 billion in total assets, and (iii) 21 other accounts having approximately $5.16 billion in total assets (with Wellington’s advisory fee being based on performance for one of such accounts, which had approximately $187 million in total assets).

As of December 31, 2007, Mr. Berteaux managed assets for (i) 13 other registered investment companies having approximately $5.14 billion in total assets, (ii) 14 other pooled investment vehicles having approximately $4.86 billion in total assets, and (iii) 21 other accounts having approximately $5.16 billion in total assets (with Wellington’s advisory fee being based on performance for one of such accounts, which had approximately $187 million in total assets).

As of December 31, 2007, Mr. Hudson managed assets for (i) 13 other registered investment companies having approximately $5.14 billion in total assets, (ii) 15 other pooled investment vehicles having approximately $5.57 billion in total assets, and (iii) 21 other accounts having approximately $5.16 billion in total assets (with Wellington’s advisory fee being based on performance for one of such accounts, which had approximately $187 million in total assets).

Paul E. Marrkand (an “Investment Professional”) is responsible for the day-to-day supervision of the Large Growth Portfolio on behalf of Wellington Management.

As of December 31, 2007, Mr. Marrkand managed assets for (i) 2 other registered investment companies having approximately $3.82 billion in total assets (with Wellington Management’s advisory fee being based on performance for one of such registered investment companies, which had approximately $3.39 billion in total assets), (ii) 3 other pooled investment vehicles having approximately $187.22 million in total assets (Wellington Management’s advisory fee was not based on performance of such pooled investment vehicles) and (iii) 3 other accounts having approximately $318.34 million in total assets (Wellington Management’s advisory fee was not based on performance of any such other accounts).

The following information relates to the fiscal year ended December 31, 2007. Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their roles as an Investment Professional. Base salaries for Wellington Management employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.

Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Investment Professional compared to the benchmark index and/or peer group over one- and three-year periods, with an emphasis on the three-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees. The portfolio-based incentives across all portfolios managed by an investment professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.

The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than Portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Berteaux, O’Brien and Offit are partners of the firm.

The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Berteaux, O’Brien and Offit are partners of the firm.

As of December 31, 2007, no member of the Wellington Management Team overseeing the Large Growth Portfolio beneficially owned securities in any of the Funds that invest in the Large Growth Portfolio. As of December 31, 2007, no member of the Wellington Management Team overseeing the Small Core Portfolio beneficially owned securities in any of the Funds that invest in the Small Core Portfolio. As of December 31, 2007, no member of the Wellington Management Team overseeing the International Equity Portfolio beneficially owned securities in any of the Funds that invest in the International Equity Portfolio.

Western Asset Management Company (“WAMCO”).  WAMCO was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc.

S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Mark S. Lindbloom, and Carl L. Eichstaedt are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of WAMCO.

As of December 31, 2007, Mr. Leech and Mr. Walsh each managed assets for (i) 114 other registered investment companies having approximately $121 billion in total assets, (ii) 239 other pooled investment vehicles having approximately $212 billion in total assets, and (iii) 1069 other accounts having approximately $301 billion in total assets (with WAMCO’s advisory fee being based on performance for 95 of such accounts, which had approximately $32.7 billion in total assets). The number of accounts and assets under management listed above reflect the overall number of portfolios managed by WAMCO. Mr. Leech and Mr. Walsh are involved in the management of all of WAMCO’s portfolios, but are not solely responsible for particular portfolios.

As of December 31, 2007, Mr. Moody managed assets for (i) 3 other registered investment companies having approximately $821 million in total assets, (ii) one other pooled investment vehicle having approximately $64.5 million in total assets, and (iii) 88 other accounts having approximately $17 billion in total assets (with WAMCO’s advisory fee being based on performance for 8 of such accounts, which had approximately $3.1 billion in total assets).

As of December 31, 2007, Mr. Lindbloom managed assets for (i) 6 other registered investment companies having approximately $2.7 billion in total assets, (ii) 3 other pooled investment vehicles having approximately $242 million in total assets, and (iii) 32 other accounts having approximately $8.2 billion in total assets (with WAMCO’s advisory fee being based on performance for 4 of such accounts, which had approximately $1.3 billion in total assets).

As of December 31, 2007, Mr. Eichstaedt managed assets for (i) 12 other registered investment companies having approximately $3.5 billion in total assets, (ii) 6 other pooled investment vehicles having approximately $1.8 billion in total assets, and (iii) 88 other accounts having approximately $20.2 billion in total assets (with WAMCO’s advisory fee being based on performance for 4 of such accounts, which had approximately $1.3 billion in total assets).

At Western, one compensation methodology covers all products and functional areas. The Firm’s methodology assigns each position a total compensation “target” which is derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan which includes an employer match and discretionary profit sharing. In addition, discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary, and usually distributed in May.

As of December 31, 2007, neither Mr. Leech, Mr. Walsh, Mr. Moody, Mr. Lindbloom, nor Mr. Eichstaedt beneficially owned securities in any of the Funds that invest in the Balanced Portfolio.

Western Asset Management Company Limited (“WAML”).  WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAML is 10 Exchange Square, Primrose Street, London, England EC2A 2EN.

WAML is responsible for providing advice regarding the management of the Balanced Portfolio’s foreign fixed income investments. S. Kenneth Leech and Stephen A. Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the fixed income investments of the Balanced Portfolio.

Information about other assets managed by Messrs. Leech and Walsh is provided above under the information for Western Asset Management Company.

At Western, one compensation methodology covers all products and functional areas. The Firm’s methodology assigns each position a total compensation “target” which is derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan which includes an employer match and discretionary profit sharing. In addition, discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary, and usually distributed in May.

As of December 31, 2007, Mr. Leech and Mr. Walsh did not beneficially own securities in any of the Funds that invest in the Balanced Portfolio.

Material Conflicts of Interest

Material conflicts of interest may arise when the individuals who have sole or shared day-to-day management responsibilities with respect to all or a portion of a Portfolio’s securities (“portfolio managers”) also have similar management responsibilities with respect to one or more other funds and/or accounts, as is the case for the portfolio managers listed above. These potential conflicts include:

Limited Time and Attention.  The management of multiple funds and/or accounts may result in a portfolio manager’s devoting unequal time and attention to the management of each fund and/or account. As a result, the portfolio manager may not be able to develop as complete a strategy or identify equally attractive investment opportunities for each fund and/or account as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, that opportunity may be allocated among several funds and/or accounts. This could limit the ability of any single fund to take full advantage of an investment opportunity that might not be limited if the portfolio manager did not provide investment advice to multiple funds and/or accounts. Additionally, a portfolio manager may refrain from rendering advice or services concerning securities of companies as to which the portfolio manager or any affiliate, officer, director, or employee of the portfolio manager’s employer or one of its affiliates is a director or officer, or companies as to which any of the foregoing individuals has any substantial economic interest or possesses material non-public information.

Different Investment Strategies.  If a portfolio manager determines that an investment opportunity may be appropriate for only some of the funds and/or accounts that he or she manages, or that certain of the funds and/or accounts should take different positions with respect to a particular security, the portfolio manager may place separate transactions for multiple funds and/or accounts. These transactions may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more of the funds and/or accounts.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If certain funds and/or accounts pay higher management fees or performance-based incentive fees, the portfolio manager might be motivated to favor such funds and/or accounts. The portfolio manager might also be motivated to favor certain funds and/or accounts in which he or she has a greater ownership interest or that are more likely to enhance the portfolio manager’s performance record or otherwise benefit the portfolio manager.

Selection of Brokers/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services, which may result in the payment of higher brokerage fees than might have otherwise be available. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages, since the research and other services provided by brokers and dealers may be more beneficial to some funds and/or accounts than to others.

TAM, the Subadvisers and the Portfolios have adopted policies and procedures that are designed to address these and other types of conflicts. However, there is no guarantee that such policies and procedures will be able to detect and/or prevent each and every situation in which an actual or potential conflict may arise.

Administrator

TAM provides administrative services to the Transamerica Partners Portfolios pursuant to the Investment Advisory Agreement with the Portfolios. The agreement provides that TAM may render services to others as administrator. In addition, the agreement terminates automatically if it is assigned and may be terminated without penalty by a majority vote of the investors in Transamerica Partners Portfolios (with the vote of each being in proportion to its interest). The agreement also provides that neither TAM nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with any Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

Custodian

Pursuant to a Custodian Contract, State Street Bank & Trust Company acts as the custodian of each Portfolio’s assets (the “Custodian”). The Custodian’s business address is 200 Clarendon Street, Boston, Massachusetts 02116. The Custodian’s responsibilities include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolios’ investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Portfolio. Securities held by a Portfolio may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of Transamerica Partners Portfolios. The Custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell. A Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and Transamerica Partners Portfolios.

Independent Registered Public Accounting Firm

Pricewaterhouse Coopers LLP, 300 Madison Avenue, New York, New York, 10017, serves as the independent registered public accounting firm for Transamerica Partners Portfolios, providing audit and accounting services including (i) audit of the annual financial statements, (ii) assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission and (iii) preparation of annual income tax returns.

Management of the Asset Allocation Funds Account

The members of the Managing Board of Transamerica Asset Allocation Funds and officers of Transamerica Asset Allocation Funds, and their principal occupations during the past five years are set forth above under “Management of Transamerica Partners Portfolios.” The members of the Managing Board and officers of Transamerica Asset Allocation Funds also serve as Trustees and officers of the Transamerica Partners Portfolios.

Compensation

For the fiscal year ended December 31, 2007, Transamerica Asset Allocation Funds provided the following compensation to members of the Managing Board. Mr. Carter is not compensated for his services as Board member because of his affiliation with TAM. Sandra N. Bane did not receive compensation from the Transamerica Asset Allocation Funds for the fiscal year ended December 31, 2007, as she was not appointed to the Board of Trustees until March 1, 2008.

				Total Compensation
		Pension or		from the
	Aggregate	Retirement Benefits		Registrant and
	Compensation	Accrued as	Estimated Annual	Fund Complex
	from	Part of	Benefits Upon	Paid to
Name of Person, Position	Registrant	Fund Expenses	Retirement	Members
Interested Board Members

John K. Carter Managing Board Member	None	None	None	None

Disinterested Board Members

Leo J. Hill** Managing Board Member	$322	None	None	$176,800

Neal M. Jewell Managing Board Member	$909	None	None	$166,301

Mitchell A. Johnson* Managing Board Member	$247	None	None	$91,500

Russell A. Kimball, Jr.** Managing Board Member	$322	None	None	$176,800

Eugene M. Mannella Managing Board Member	$722	None	None	$132,634

Norm R. Nielsen** Managing Board Member	$322	None	None	$176,800

Joyce Galpern Norden Managing Board Member	$727	None	None	$134,634

Lowell W. Robinson* Managing Board Member	$247	None	None	$91,500

Patricia L. Sawyer Managing Board Member	$800	None	None	$150,884

John W. Waechter** Managing Board Member	$344	None	None	$187,634

*	Messrs. Johnson and Robinson retired as Managing Board Members as of October 30, 2007.

**	Elected as a Managing Board Member on October 30, 2007.

As of December 31, 2007, no member of the Managing Board owned any equity securities in any of the Variable Funds Subaccounts or Asset Allocation Funds Subaccounts or in other investment companies in the family of investment companies supervised by the members of the Managing Board.

As of December 31, 2007, none of the disinterested Board members nor their family members beneficially owned any securities of TFLIC, TAM or TCI or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with TFLIC, TAM or TCI.

Proxy Voting Guidelines and Procedures

Although individual members of the Managing Boards of the Asset Allocation Funds Subaccounts may not agree with particular policies or votes by the Adviser, the Boards of Managers has approved delegating proxy voting discretion to TAM believing that the investment adviser should be responsible for voting because it is a matter relating to the investment decision making process.

The proxy voting guidelines and procedures are attached as Appendix B to the Statement of Additional Information.

Investment Advisory Services

TAM manages the assets of each Asset Allocation Funds Subaccount pursuant to an Investment Advisory Agreement with TFLIC with respect to such Asset Allocation Funds Subaccount and the investment policies described herein and in the Prospectus. TFLIC will bear any expenses of the Asset Allocation Funds Subaccounts other than the 0.20% advisory fee. Of course, the Asset Allocation Funds Subaccounts will still indirectly bear their proportionate share of the cost of operating the underlying Variable Funds Subaccounts in which the Asset Allocation Funds Subaccounts invest because the Asset Allocation Funds Subaccounts, as shareholders of the underlying Variable Funds Subaccounts, will bear their proportionate share of any fees and expenses paid by the underlying Variable Funds Subaccounts.

Under the Investment Advisory Agreement with each Asset Allocation Funds Subaccount, TAM provides each Asset Allocation Funds Subaccount with discretionary investment services. Specifically, TAM is responsible for supervising and directing the investments of each Asset Allocation Funds Subaccount in accordance with each Asset Allocation Funds Subaccount’s investment objectives, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. TAM is also responsible for effecting all security transactions on behalf of each Asset Allocation Funds Subaccount. The Asset Allocation Funds Subaccounts will invest their assets in units of the underlying Variable Funds Subaccounts and such investments will be made without the payment of any commission or other sales charges. In addition to these services, TAM provides each Asset Allocation Funds Subaccount with certain administrative services, including: maintaining records, and registering and qualifying each Asset Allocation Funds Subaccount’s units under federal and state laws; monitoring the financial, accounting, and administrative functions of each Asset Allocation Funds Subaccount; maintaining liaison with the agents employed by each Asset Allocation Funds Subaccount such as the custodian; assisting each Asset Allocation Funds Subaccount in the coordination of such agents’ activities; and permitting TAM’s employees to serve as officers, managing board members, and committee members of the Asset Allocation Account without cost to the Asset Allocation Funds Account.

Each Asset Allocation Funds Subaccount’s Investment Advisory Agreement also provides that TAM, its directors, officers, employees, and certain other persons performing specific functions for the Asset Allocation Funds Subaccount will only be liable to the Asset Allocation Funds Subaccount for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

For general information regarding TAM, see the discussion in “Management of Transamerica Partners Portfolios — Investment Advisory Services” which begins on page 37.

Custodian

Pursuant to a Custodian Agreement, State Street Bank & Trust Company (the “Custodian”) acts as the custodian of each Asset Allocation Funds Subaccount’s assets, i.e., each Asset Allocation Funds Subaccount’s interest in the underlying Variable Funds Subaccounts. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and TFLIC. TFLIC has agreed to pay all such fees.

Transamerica Partners Portfolios: Description of Trust

Transamerica Partners Portfolios is organized as a trust under the law of the State of New York. Under Transamerica Partners Portfolios’ Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series.

Series. Currently, there are eighteen active series of Transamerica Partners Portfolios, although additional series may be established from time to time. A holder’s interest in a Portfolio, as a series of a Trust, represents an interest in the Portfolio only and not in the assets of any other series of the Trust. The Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series. The Trustees may change any of those features or terminate any series, combine series with other series in the Trust.

Issuance and Redemption of Interests.  Each Portfolio may issue an unlimited amount of interests in the Portfolio for such consideration and on such terms as the Trustees may determine. Investors are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The Portfolio may require a decrease of or a complete withdrawal of an investor’s interest in the Portfolio upon certain conditions as may be determined by the Trustees.

Disclosure of Investor Holdings.  The Declaration of Trust of Transamerica Partners Portfolios specifically requires investors, upon demand, to disclose to a Portfolio information with respect to the direct and indirect ownership of interests in order to comply with various laws or regulations, and a Portfolio may disclose such ownership if required by law or regulation.

Voting. The Declaration of Trust of Transamerica Partners Portfolios provides for voting by holders of beneficial interests as required by the Investment Company Act of 1940 or other applicable laws but otherwise permits, consistent with New York law, actions by the Trustees without seeking the consent of holders. The Trustees may, without approval of interest holders, amend a Trust’s Declaration of Trust or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series into another trust or entity or a series of another entity, sell all or substantially all of the assets of the Trust or any series to another entity, or a series of another entity, or terminate the Trust or any series.

The Portfolios are not required to hold an annual meeting of interest holders, but will call special meetings of holders whenever required by the 1940 Act or by the terms of the applicable Declaration of Trust. The Declaration of Trust provides that each holder is entitled to a vote in proportion to the amount of its investment in each Portfolio. All holders of all series of the Trust vote together, except where required by the 1940 Act to vote separately by series, or when the Trustees have determined that a matter affects only the interests of one or more series.

Election and Removal of Trustees.  The Declaration of Trust of Transamerica Partners Portfolios provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the holders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by holders at a meeting at which a quorum is present. The Declaration of Trust also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of holders holding two-thirds of the interests in the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration of Trust relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration of Trust.  The Trustees are authorized to amend the Declaration of Trust without the vote of interest holders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been holders, Trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment.

Interest holder, Trustee and Officer Liability. The Declaration of Trust provides that interest holders are not personally liable for the obligations of a Portfolio and requires the Portfolio to indemnify a holder against any loss or expense arising from any such liability. In addition, a Portfolio will assume the defense of any claim against a holder for personal liability at the request of the holder. The Declaration of Trust further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its interest holders, for any act, omission, or obligation of the Trust. The Declaration of Trust also permits the limitation of a Trustee’s liability to the full extent permitted by law. The Declaration of Trust requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration of Trust provides that any Trustee who serves as Chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration of Trust provides a detailed process for the bringing of derivative actions by interest holders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Portfolio or its interest holders as a result of spurious holder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated holders must first be made on the Portfolio’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Portfolio, the Trustees are required to reject the demand and the complaining holders may not proceed with the derivative action unless the holders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Portfolio. The Declaration of Trust further provides that holders owning at least 5% of the interests in the affected Portfolio must join in bringing the derivative action. If a demand is rejected, the complaining holders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Portfolio in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the holders bringing the action may be responsible for the Portfolio’s costs, including attorneys’ fees.

The Declaration of Trust further provides that a Portfolio shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining holder only if required by law, and any attorneys’ fees that the Portfolio is obligated to pay shall be calculated using reasonable hourly rates. The Declaration of Trust requires that actions by holders against a Portfolio be brought only in federal court in the Southern District of New York, or if not permitted to be brought in federal court, then in the New York Supreme Court with assignment to the Commercial Division to the extent such assignment is permitted under the Uniform Civil Rules for the Supreme Court, including § 202.70 thereof. The Declaration of Trust also requires that the right to jury trial be waived to the full extent permitted by law.

Tax Information Relating to Transamerica Partners Portfolios

Transamerica Partners Portfolios has determined that each of its Portfolios is properly treated as a separate partnership for federal income tax purposes. Neither the Trust nor any Portfolio is subject to any federal income tax. However, each investor in a Portfolio will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Portfolio’s ordinary income and capital gain in determining its federal income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the “Code”) and regulations promulgated thereunder.

An investor in a Portfolio must take into account, in computing its federal income tax liability, its share of the Portfolio’s income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

Withdrawals by any investor in Transamerica Partners Portfolios from its corresponding Portfolio generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash or marketable securities distributed exceeds the adjusted basis of the investor’s interest in the Portfolio prior to the distribution, (2) income or gain may be realized if the investor receives a disproportionate distribution of any unrealized receivables held by the Portfolio, and (3) loss may be recognized if the distribution is in liquidation of the investor’s entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor’s interest in a Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Portfolio, increased by the investor’s share of income from the Portfolio and by such investor’s share of Portfolio debt, and decreased by the amount of any cash distributions and the basis of any property distributed to that investor from the Portfolio.

Each Portfolio’s taxable year-end will be December 31. Although, as described above, the Portfolios will not be subject to federal income tax, each will file appropriate income tax information returns.

Each Portfolio expects that investors that seek to qualify as regulated investment companies under the Code will be able to look through to their proportionate shares of the assets and income of such Portfolio for purposes of determining their compliance with the federal income tax requirements of Subchapter M of the Code. It is intended that each Portfolio’s assets, income and distributions will be managed in such a way that an investor in each Portfolio will be able to satisfy such requirements, assuming that such investor invested all of its assets in such Portfolio.

There are certain tax issues that will be relevant to only certain of the investors, specifically investors that are segregated asset accounts and investors who contribute assets rather than cash to a Portfolio. It is intended that such segregated asset accounts will be able to satisfy diversification requirements applicable to them and that such contributions of assets will not be taxable provided certain requirements are met. Such investors are advised to consult their own tax advisors as to the tax consequences of an investment in a Portfolio.

Other Taxation

Transamerica Partners Portfolios is organized as a New York trust. It has determined that each of its series is properly treated as a separate partnership for New York State income tax purposes. Accordingly, neither the Trust nor any Portfolio is subject to any income or franchise tax in the State of New York.

The investment by an investor in a Portfolio does not cause the investor to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

Disclosure of Portfolio Holdings

The Board of Trustees of Transamerica Partners Portfolios has approved policies and procedures with respect to the disclosure of the Portfolios’ securities and any ongoing arrangements to make available information about the Portfolios’ securities. The policy requires that disclosure of information about a Portfolio’s portfolio holdings be in the best interests of the Portfolio’s shareholders, and that any conflicts of interest between the interests of the Portfolio’s shareholders and those of TAM or its affiliates be addressed in a manner that places the interests of

Portfolio’s shareholders first. This policy provides that information regarding the Portfolios’ holdings may never be shared with non-TAM employees, with retirement plan sponsors, with insurance companies, with investors and potential investors (whether individual or institutional), or with third parties unless it is done for legitimate business purposes and in accordance with the policy.

Subject to the provisions relating to “ongoing arrangements” discussed below, TAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale once it is 25 days old after calendar quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by a Portfolio that has not been fully reflected by the market. For the purposes of the policy, the term “ongoing arrangement” is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information once its considered stale under the policy.

Each Portfolio’s complete list of holdings (including the size of each position) may be made available to retirement plan sponsors, insurance companies, investors, potential investors and third parties with simultaneous public disclosure at least 25 days after calendar quarter-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, posting the information to TAM’s internet site that is accessible by the public, or through public release by a third party vendor.

Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, the Portfolio must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by TAM on behalf of the Portfolio and neither the Portfolio, TAM or any other affiliated party may receive compensation or any other consideration in connection with such arrangements.

The written approval of TAM’s Chief Compliance Officer must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Exceptions are granted only after a thorough examination and consultation with TAM’s Legal Department, as necessary. Any exceptions to the policies must be reported to the Board of Trustees of Transamerica Partners Portfolios at its next regularly scheduled meeting.

All ongoing arrangements to make available information about a Portfolio’s portfolio securities will be reviewed by the Board of Trustees of Transamerica Partners Portfolios no less frequently than quarterly.

Set forth below is a list, as of the date of this SAI, of those parties with whom the Portfolios have authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. Not all of the ongoing arrangements described below may be applicable to each Portfolio. The parties identified below as recipients are service providers, consultants and analysts. The Portfolios’ auditor also has access from time to time to the Portfolios’ holdings in connection with performing the audit and related functions.

Recipient (holdings)	Frequency	Delay before dissemination
State Street Bank & Trust Company	Daily	None
Institutional Shareholders Services	Monthly	1 day
Bowne & Co., Inc.	Quarterly	1-7 days
Callan Associates, Inc.	Quarterly	15 days
Deloitte & Touche LLP	Quarterly	15 days
Evaluation Associates, Inc.	Quarterly	15 days
Marsh USA, Inc.	Quarterly	15 days
New England Pension Consultants	Quarterly	15 days
Plexus Group, Inc.	Quarterly	1-7 days
Rocaton Investment Advisors, LLC	Quarterly	15 days
Standard & Poor’s	Quarterly	25 days
Trainer Wortham and Company, Inc.	Quarterly	15 days
Watson Wyatt Investment Consulting	Quarterly	15 days
Yanni Partners, Inc.	Quarterly	15 days

With respect to each such arrangement, the Portfolios have a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by TAM on behalf of the Portfolios. Neither the Portfolios, TAM or any other affiliated party receives compensation or any other consideration in connection with such arrangements.

Where a non-TAM entity serves as a subadviser to a Portfolio advised by TAM, the subadviser may release portfolio holdings information with respect to that Portfolio only with the prior consent of TAM, provided however that the subadviser may, without such prior consent, disclose portfolio holdings information to TAM, the Portfolio’s Trustees and officers, custodian, administrator, accounting and pricing agents, legal advisers, compliance personnel, auditors and brokers solely in connection with the performance of its advisory duties for that Fund, or in response to legal or regulatory requirements.

In addition, separate account and unregistered product clients of TAM, the sub-advisers of the Portfolios, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain Portfolios, and therefore may have substantially similar or nearly identical portfolio holdings as those Portfolios.

Statutory Basis Financial Statements of TFLIC

The statutory basis financial statements of TFLIC that are included in this Statement of Additional Information are different from the financial statements of Transamerica Partners Variable Funds and Transamerica Asset Allocation Funds. The statutory basis financial statements of TFLIC should be considered only as bearing upon the ability of TFLIC to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Transamerica Partners Variable Funds or Transamerica Asset Allocation Funds.

Appendix A

DESCRIPTION OF SECURITY RATINGS

Standard & Poor’s

Corporate and Municipal Bonds

Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &

Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (−): The “AA” to “CCC” ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.: Not rated.

i: The letter “i” subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: The letter “p” subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA”, “AA”, “A”, “BBB”, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issuer Credit Ratings

A-1 — An obligor rated “A-1” has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 — An obligor rated “A-2” has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 — An obligor rated “A-3” has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B — An obligor rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — An obligor rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R — An obligor rated “R” is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D — An obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R. — An issuer designated N.R. is not rated.

Commercial Paper

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1 — This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3 — Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B — Issues rated “B” are regarded as having only speculative capacity for timely payment.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Moody’s

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers “1”, “2” and “3” in each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Appendix B

Proxy Voting Policies

Transamerica Partners Portfolios have retained ISS as agent to manage our proxy voting process. TAM has adopted the ISS proxy voting guidelines with respect to the Transamerica Partners specified below.

Global Policy Summary

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

1.	Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“other” fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of audit committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS’ “Performance Test for Directors” policy;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

•	There is a negative correlation between the chief executive’s pay and company performance;

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

•	The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and

•	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

—	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

—	serves as liaison between the chairman and the independent directors;

—	approves information sent to the board;

—	approves meeting agendas for the board;

—	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

—	has the authority to call meetings of the independent directors;

—	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

•	The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

•	The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

3.	Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

*  The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50 percent of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4.	Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5.	Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6.	State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:

•	The reasons for reincorporating;

•	A comparison of the governance provisions;

•	Comparative economic benefits; and

•	A comparison of the jurisdictional laws.

7.	Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

•	Rationale;

•	Good performance with respect to peers and index on a five-year total shareholder return basis;

•	Absence of non-shareholder approved poison pill;

•	Reasonable equity compensation burn rate;

•	No non-shareholder approved pay plans; and

•	Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8.	Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices:

•	Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

•	Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

•	Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package (e.g., excessive “make whole” provisions);

•	Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

—	Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

—	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

—	Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

•	Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

•	Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

•	Other excessive compensation payouts or poor pay practices at the company.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

—	A minimum vesting of three years for stock options or restricted stock; or

—	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

—	A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

—	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans — Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Options Backdating

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

•	Historic trading patterns — the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing — was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting — does the new option vest immediately or is there a black-out period?

•	Term of the option — the term should remain the same as that of the replaced option;

•	Exercise price — should be set at fair market or a premium to market;

•	Participants — executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Transfer Programs of Stock Options

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants — Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s compensation plan for senior executives. The proposal should have the following principles:

•	Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•	Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•	Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance-driven?

•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

•	If the company has adopted a formal recoupment bonus policy; or

•	If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

9.	Corporate Social Responsibility (CSR) Issues

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of the lending products in question;

•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

•	The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

•	Current regulations in the markets in which the company operates;

•	Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•	The current level of disclosure on this topic.

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

•	The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•	The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•	There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartnership in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

(This page intentionally left blank.)

Report of Independent Registered Public Accounting Firm

The Board of Directors
Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Financial Life Insurance Company (an indirect wholly owned subsidiary of AEGON N.V.) as of December 31, 2007 and 2006, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2007. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Financial Life Insurance Company at December 31, 2007 and 2006, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2007.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2007 and 2006, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2007, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2006 Transamerica Financial Life Insurance Company changed its accounting for investments in certain low income housing tax credit properties.

/s/ Ernst & Young LLP

March 28, 2008

Transamerica Financial Life Insurance Company

Balance Sheets — Statutory Basis
(Dollars in Thousands, Except per Share Data)

	December 31
	2007	2006
Admitted assets
Cash and invested assets:
Bonds:
Affiliated entities	$5,000	$5,000
Unaffiliated entities	5,743,314	6,273,620
Preferred stocks	155,785	145,220
Common stocks:
Affiliated entities (cost: 2007 — $1,762; 2006 — $1,208)	2,107	1,382
Unaffiliated (cost: 2007 — $3,777; 2006 — $44,627)	16,183	57,501
Mortgage loans on real estate	1,174,369	1,063,723
Policy loans	49,804	46,470
Receivable for securities	—	16,332
Cash, cash equivalents and short-term investments	740,228	229,354
Other invested assets	112,326	80,652

Total cash and invested assets	7,999,116	7,919,254
Premiums deferred and uncollected	89,796	105,530
Due and accrued investment income	75,511	82,969
Net deferred income tax asset	15,104	17,848
Reinsurance receivable	37,076	48,703
Receivable from parent, subsidiaries and affiliates	22,117	9,827
Accounts receivable	97,510	56,889
Other admitted assets	4,123	4,243
Separate account assets	9,431,392	8,557,416

Total admitted assets	$17,771,745	$16,802,679

Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$942,064	$904,998
Annuity	5,710,310	5,590,652
Accident and health	35,933	35,623
Policy and contract claim reserves:
Life	85,751	101,694
Accident and health	13,596	12,686
Liability for deposit-type contracts	284,489	268,161
Other policyholders’ funds	910	765
Transfers to (from) separate accounts due or accrued	(14,204)	1,637
Remittances and items not allocated	197,581	140,734
Borrowed money	—	74,046
Asset valuation reserve	101,179	90,484
Interest maintenance reserve	38,454	33,043
Funds held under coinsurance and other reinsurance treaties	9,285	9,710
Reinsurance in unauthorized companies	19,467	5,873
Commissions and expense allowances payable on reinsurance assumed	11,650	14,151
Payable for securities	935	11,185
Payable to affiliates	62,963	29,666
Federal and foreign income taxes payable	1,011	5,034
Other liabilities	28,385	27,162
Separate account liabilities	9,428,691	8,557,298

Total liabilities	16,958,450	15,914,602
Capital and surplus:
Common stock, $125 per share par value, 16,466 shares authorized, issued and outstanding	2,058	2,058
Preferred stock, $10 per share par value, 44,175 shares authorized, issued and outstanding	442	442
Paid-in surplus	601,519	602,130
Special surplus	3,791	2,825
Unassigned surplus	205,485	280,622

Total capital and surplus	813,295	888,077

Total liabilities and capital and surplus	$17,771,745	$16,802,679

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations — Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005

Revenue:
Premiums and other considerations, net of reinsurance:
Life	$374,806	$379,741	$249,826
Annuity	3,109,527	2,153,973	2,213,609
Accident and health	55,118	53,652	58,083
Net investment income	427,355	417,646	420,913
Amortization of interest maintenance reserve	5,846	9,968	14,342
Commissions and expense allowances on reinsurance ceded	60,183	55,505	113,924
Income from fees associated with investment management, administration and contract guarantees for separate accounts	71,419	68,205	59,950
Reinsurance reserve adjustment	(365)	(3,314)	(8,546)
Consideration on reinsurance transaction	15,520	20,198	—
Other income	9,871	4,102	5,755

	4,129,280	3,159,676	3,127,856
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	282,502	317,136	223,756
Surrender benefits	2,724,328	2,747,378	2,052,174
Other benefits	79,802	76,848	74,894
Increase (decrease) in aggregate reserves for policies and contracts:
Life	37,066	49,098	33,552
Annuity	119,658	(125,069)	(49,133)
Accident and health	310	9,433	(493)

	3,243,666	3,074,824	2,334,750
Insurance expenses:
Commissions	127,354	130,659	169,842
General insurance expenses	98,975	86,676	88,317
Taxes, licenses and fees	8,763	6,048	227
Net transfers to (from) separate accounts	456,130	(279,236)	396,035
Experience refunds	45,429	17,314	(14,106)
Other expenses	(4,213)	(2,257)	2,453

	732,438	(40,796)	642,768

Total benefits and expenses	3,976,104	3,034,028	2,977,518

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital losses on investments	153,176	125,648	150,338
Dividends to policyholders	6	—	104

Gain from operations before federal income tax expense and net realized capital losses on investments	153,170	125,648	150,234
Federal income tax expense	36,347	27,475	31,920

Gain from operations before net realized capital losses on investments	116,823	98,173	118,314
Net realized capital losses on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	7,937	(4,906)	(1,608)

Net income	$124,760	$93,267	$116,706

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and
Surplus — Statutory Basis
(Dollars in Thousands)

						Total
	Common	Preferred	Paid-in	Special	Unassigned	Capital and
	Stock	Stock	Surplus	Surplus	Surplus	Surplus

Balance at January 1, 2005	$2,058	$442	$600,922	$2,794	$84,483	$690,699
Net income	—	—	—	732	115,974	116,706
Change in nonadmitted assets	—	—	—	—	43,676	43,676
Change in unrealized capital gains/losses	—	—	—	—	(2,741)	(2,741)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	4,170	4,170
Change in asset valuation reserve	—	—	—	—	(12,286)	(12,286)
Change in net deferred income tax asset	—	—	—	—	(31,257)	(31,257)
Reinsurance transactions	—	—	—	—	(2,620)	(2,620)
Dividend to stockholder	—	—	—	—	(5,000)	(5,000)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	749	—	—	749

Balance at December 31, 2005	2,058	442	601,671	3,526	194,399	802,096
Net income (loss)	—	—	—	(701)	93,968	93,267
Change in nonadmitted assets	—	—	—	—	(11,352)	(11,352)
Change in net unrealized capital gains/losses	—	—	—	—	(369)	(369)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	(1,363)	(1,363)
Change in asset valuation reserve	—	—	—	—	(10,516)	(10,516)
Change in net deferred income tax asset	—	—	—	—	17,113	17,113
Reinsurance transactions	—	—	—	—	(995)	(995)
Cumulative effect of change in accounting principles	—	—	—	—	(40)	(40)
Change in surplus in separate accounts	—	—	—	—	(223)	(223)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	459	—	—	459

Balance at December 31, 2006	2,058	442	602,130	2,825	280,622	888,077
Net income	—	—	—	966	123,794	124,760
Change in nonadmitted assets	—	—	—	—	32,372	32,372
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	12,415	12,415
Change in net unrealized foreign exchange capital gains/losses, net of tax	—	—	—	—	11	11
Change in liability for reinsurance in unauthorized companies	—	—	—	—	(13,594)	(13,594)
Change in asset valuation reserve	—	—	—	—	(10,695)	(10,695)
Change in net deferred income tax asset	—	—	—	—	(21,027)	(21,027)
Reinsurance transactions	—	—	—	—	(995)	(995)
Change in surplus in separate accounts	—	—	—	—	2,582	2,582
Dividend to stockholder	—	—	—	—	(200,000)	(200,000)
Return of capital related to stock appreciation rights plan of indirect parent	—	—	(611)	—	—	(611)

Balance at December 31, 2007	$2,058	$442	$601,519	$3,791	$205,485	$813,295

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow — Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005

Operating activities
Premiums collected, net of reinsurance	$3,556,342	$2,581,640	$2,535,755
Net investment income	450,723	440,921	445,613
Miscellaneous income	144,342	326,678	168,131
Benefit and loss related payments	(3,122,787)	(3,168,580)	(2,303,367)
Net transfers (to) from separate account	(471,971)	277,836	(391,702)
Commissions, expenses paid and aggregate write-ins for deductions	(265,689)	(226,521)	(249,330)
Dividends paid to policyholders	(6)	—	(104)
Federal and foreign income taxes paid	(52,475)	(8,119)	(30,924)

Net cash provided by operating activities	238,479	223,855	174,072
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	3,515,383	3,953,279	3,235,404
Preferred stock	61,968	67,383	5,343
Common stock	85,304	61,034	53,797
Mortgage loans	164,207	81,313	123,334
Other invested assets	24,243	6,964	10,162
Miscellaneous proceeds	16,332	3,989	1,138

Total investment proceeds	3,867,437	4,173,962	3,429,178
Cost of investments acquired:
Bonds	(2,991,765)	(3,711,556)	(3,240,283)
Preferred stock	(69,961)	(95,149)	(5,293)
Common stock	(26,536)	(29,369)	(87,617)
Mortgage loans	(277,482)	(353,100)	(288,647)
Other invested assets	(41,803)	(53,554)	(11,942)
Miscellaneous applications	(11,237)	(17,060)	(121,609)

Total cost of investments acquired	(3,418,784)	(4,259,788)	(3,755,391)
Net increase in policy loans	(3,353)	(2,614)	(1,732)

Net cost of investments acquired	(3,422,137)	(4,262,402)	(3,757,123)

Net cash provided by (used in) investing activities	445,300	(88,440)	(327,945)
Financing and miscellaneous activities
Net deposits on deposit-type contracts and other insurance liabilities	$62,521	$(15,910)	$56,797
Borrowed funds received (returned)	(73,684)	73,683	—
Dividends to stockholders	(200,000)	—	(5,000)
Funds withheld under reinsurance treaties with unauthorized reinsurers	(1,968)	(201,054)	934
Other cash provided (used)	40,226	75,517	(38,312)

Net cash provided by (used in) financing and miscellaneous activities	(172,905)	(67,764)	14,419

Net increase (decrease) in cash and short-term investments	510,874	67,651	(139,454)
Cash, cash equivalents and short-term investments:
Beginning of year	229,354	161,703	301,157
End of year	$740,228	$229,354	$161,703

Non-cash proceeds:
Schedule reclasses	$1,974	$113,292	$—

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis
(Dollars in Thousands)

1.	Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by AEGON USA, Inc. (AEGON) and minority owned by Transamerica Occidental Life Insurance Company (TOLIC). Both AEGON and TOLIC are indirect, wholly owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company primarily sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS AND ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, all derivatives are reported on the balance

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

1.	Organization and Summary of Significant Accounting Policies — (Continued)

sheet at fair value, the effective and ineffective portions of a single hedge are accounted for separately, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

Valuation allowances for mortgage loans are established, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily deferred tax assets, amounts recoverable from reinsurers, goodwill and other assets not specifically identified as an admitted asset with the NAIC Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

1.	Organization and Summary of Significant Accounting Policies — (Continued)

and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are non-admitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years and a valuation allowance is established for deferred income tax assets not expected to be realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

1.	Organization and Summary of Significant Accounting Policies — (Continued)

Other significant accounting practices are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a designation of an NAIC 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6 which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.

Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. Reclassifications of securities from bonds to preferred stock have been made by the Company in the amount of $1,974 and $113,292 as of December 31, 2007 and 2006, respectively, due to the SVO identification of such securities. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2005.

Common stocks of unaffiliated companies are reported at fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with an adjustment for federal income taxes.

Common stocks of noninsurance subsidiaries are accounted for based on audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances. Other “admitted assets” are valued principally at cost.

The Company has minor ownership interests in limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee. The Company did not recognize any

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

1.	Organization and Summary of Significant Accounting Policies — (Continued)

impairment write-down for its investments in limited partnerships during the years ended December 31, 2007, 2006 and 2005.

Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2007 and 2006, the Company excluded investment income due and accrued of $607 and $443, respectively, with respect to such practices.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. At December 31, 2006, securities with a book value of $73,314 and a market value of $73,499 were subject to dollar reverse repurchase agreements. The Company did not participate in dollar reverse repurchase agreements at December 31, 2007.

Derivative Instruments

Swaps that are designated in hedging relationships and meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, on the financial statements with any premium or discount amortized into income over the life of the contract. For foreign currency swaps, the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financials statements.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, a premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The carrying amount of derivative instruments is included in either the other invested assets or the other liabilities on the balance sheet, depending upon the balance of the derivative as of the end of the reporting

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

1.	Organization and Summary of Significant Accounting Policies — (Continued)

period. As of December 31, 2007, derivatives in the amount of $6,322 were reflected in other invested assets. As of December 31, 2006, derivatives in the amount of $7,013 were reflected in other liabilities.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0% to 7.25% and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.5% to 8.25% and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

1.	Organization and Summary of Significant Accounting Policies — (Continued)

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits or changes in reserves in the statement of operations.

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-tem bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at market value. With the exception of some guaranteed separate accounts, the investment risks associated with market value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 3% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $1,919,366, $1,481,491 and $1,594,964, in 2007, 2006 and 2005, respectively. In addition, the Company received $71,419, $68,205 and $59,950, in 2007, 2006 and 2005, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 through 2007, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

1.	Organization and Summary of Significant Accounting Policies — (Continued)

stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded (income) expense of $(611), $345 and $587 for the years ended December 31, 2007, 2006 and 2005, respectively. In addition, the Company recorded an adjustment to capital and surplus for the tax affected portion of the income tax expense recorded for these plans over and above the amount reflected in the statement of operations in the amount of $315, $114 and $162 for years ended December 31, 2007, 2006 and 2005, respectively.

Reclassifications

Certain reclassifications have been made to the 2006 and 2005 financial statements to conform to the 2007 presentation.

2. Accounting Changes

Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (LIHTC) properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at December 31, 2005 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by and $40 at January 1, 2006.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, cash equivalents and short-term investments:  The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

Investment securities:  Fair values for investment securities are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

3. Fair Values of Financial Instruments — (Continued)

Mortgage loans on real estate and policy loans:  The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal its carrying amount.

Interest rate swaps and credit swaps:  Estimated fair values of interest rate swaps and credit swaps are based on the pricing models or formulas using current assumptions.

Separate account assets:  The fair values of separate account assets are based on quoted market prices.

Investment contracts:  Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Borrowed money:  Carrying value of borrowed money approximates fair value.

Receivable for securities and payable for securities:  The carrying amounts reported in the statutory-basis balance sheet for these instruments, approximates their fair value.

Separate account annuity liabilities:  The fair value of separate account annuity liabilities approximate the market value of the separate account assets.

Fair values for the Company’s liabilities for insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2007		2006
	Carrying		Carrying
	Amount	Fair Value	Amount	Fair Value

Admitted assets
Cash, cash equivalents and short-term investments, unaffiliated	$618,428	$618,428	$197,554	$197,554
Bonds, unaffiliated	5,743,314	5,712,081	6,273,620	6,295,839
Preferred stocks	155,785	151,975	145,220	151,385
Common stocks, unaffiliated	16,183	16,183	57,501	57,501
Mortgage loans on real estate	1,174,369	1,191,090	1,063,723	1,074,265
Policy loans	49,804	49,804	46,470	46,470
Interest rate swaps	6,322	11,655	(7,013)	(11,467)
Credit default swaps	—	45	—	72
Separate account assets	9,431,392	9,423,022	8,557,416	8,543,018

Liabilities
Investment contract liabilities	5,258,703	5,156,842	5,618,274	5,506,656
Borrowed money	—	—	74,046	74,046
Separate account annuity liabilities	9,200,295	9,210,411	8,385,517	8,350,197

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

4. Investments

The carrying amounts (cost for common stocks) and estimated fair values of investments in bonds, preferred and common stocks were as follows:

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses	Losses
	Carrying	Unrealized	12 Months	Less Than	Estimated
	Amount	Gains	or More	12 Months	Fair Value

December 31, 2007
Bonds:
United States Government and agencies	$150,766	$7,235	$—	$25	$157,976
State, municipal and other government	121,318	7,414	199	2,683	125,850
Public utilities	437,529	8,829	3,039	3,428	439,890
Industrial and miscellaneous	2,987,224	53,631	21,133	27,834	2,991,889
Mortgage-backed and asset-backed securities	2,046,477	9,747	17,015	42,733	1,996,476

	5,743,314	86,856	41,386	76,703	5,712,081
Preferred stocks	155,785	2,229	286	5,753	151,975
Common stocks	3,777	12,406	—	—	16,183

	$5,902,876	$101,491	$41,672	$82,456	$5,880,239

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses	Losses
	Carrying	Unrealized	12 Months	Less Than	Estimated
	Amount	Gains	or More	12 Months	Fair Value

December 31, 2006
Bonds:
United States Government and agencies	$308,418	$5,320	$3,166	$69	$310,503
State, municipal and other government	161,267	14,269	496	30	175,010
Public utilities	525,098	10,704	6,866	809	528,127
Industrial and miscellaneous	3,236,454	58,040	37,252	6,415	3,250,827
Mortgage-backed and asset-backed securities	2,042,383	12,416	20,827	2,599	2,031,372

	6,273,620	100,749	68,607	9,922	6,295,839
Preferred stocks	145,220	6,888	571	152	151,385
Common stocks	44,627	13,714	—	840	57,501

	$6,463,467	$121,351	$69,178	$10,914	$6,504,725

At December 31, 2007, the Company held bonds with a carrying value of $1,985 and amortized cost of $3,064 that have an NAIC rating of 6 which are not considered to be other than temporarily impaired. These securities

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

4. Investments — (Continued)

are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

At December 31, 2007 and 2006, respectively, for securities that have been in a continuous loss position greater than or equal to twelve months, the Company held 309 and 498 securities with a carrying value of $1,399,310 and $2,511,398 and an unrealized loss of $41,672 and $69,178 with an average price of 97.0 and 98.7 (NAIC market value/amortized cost). Of this portfolio, 95.76% and 94.18% were investment grade with associated unrealized losses of $37,920 and $62,305, respectively.

At December 31, 2007 and 2006, respectively, for securities that have been in an unrealized loss position for less than twelve months, the Company held 401 and 258 securities with a carrying value of $1,911,941 and $1,119,662 and an unrealized loss of $82,456 and $10,074 with an average price of 95.7 and 89.6 (NAIC market value/amortized cost). Of this portfolio, 90.22% and 95.73% were investment grade with associated unrealized losses of $72,859 and $8,758, respectively.

The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying value. Additionally, financial condition, near-term prospects of the issuer, nationally recognized credit rating changes and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds and redeemable preferred stocks with unrealized losses is as follows:

	Losses	Losses
	12 Months	Less Than
	or More	12 Months	Total

December 31, 2007
Bonds:
United States Government and agencies	$—	$2,810	$2,810
State, municipal and other government	4,330	28,588	32,918
Public utilities	115,784	106,352	222,136
Industrial and miscellaneous	647,377	830,946	1,478,323
Mortgage and other asset-backed securities	585,848	779,520	1,365,368

	1,353,339	1,748,216	3,101,555
Preferred stocks	4,298	81,269	85,567

	$1,357,637	$1,829,485	$3,187,122

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

4. Investments — (Continued)

	Losses	Losses
	12 Months	Less Than
	or More	12 Months	Total

December 31, 2006
Bonds:
United States Government and agencies	$112,740	$11,761	$124,501
State, municipal and other government	13,759	4,439	18,198
Public utilities	229,561	87,678	317,239
Industrial and miscellaneous	1,283,478	534,553	1,818,031
Mortgage and other asset-backed securities	781,218	448,130	1,229,348

	2,420,756	1,086,561	3,507,317
Preferred stocks	21,463	23,028	44,491

	$2,442,219	$1,109,589	$3,551,808

The carrying amounts and estimated fair values of bonds at December 31, 2007, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying	Estimated
	Amount	Fair Value

Due in one year or less	$326,566	$326,131
Due after one year through five years	1,556,212	1,561,007
Due after five years through ten years	1,126,157	1,123,685
Due after ten years	687,902	704,783

	3,696,837	3,715,616
Mortgage-backed and asset-backed securities	2,046,477	1,996,475

	$5,743,314	$5,712,081

Subprime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company’s businesses in the United States do not sell or buy subprime mortgages directly. The Company’s position is related to so-called “asset-backed securities” (ABS). These securities are pools of mortgages that have been securitized and offered to investors as asset-backed securities, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660. Therefore, the ABS has been classified by the Company as a subprime mortgage position. Also included in the Company’s total subprime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have subprime FICO scores; however, the Company has included these ABS in its subprime position as it’s the second priority in terms of repayment. The Company does not have any “direct” residential mortgages to subprime borrowers outside of the ABS structures.

For asset backed securities in an unrealized loss position, the Company would consider them for impairment when there has been an adverse change in estimated cash flows from the cash flows previously projected at purchase, which is in accordance with Statement of Statutory Accounting Principles (SSAP) No. 43. The Company has not impaired any of its subprime mortgage positions in 2006 or 2007.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

4. Investments — (Continued)

The following table provides the actual cost, carrying value and fair value by asset class of the Company’s subprime mortgage position at December 31, 2007:

	Actual Cost	Carrying Value	Fair Value

Residential Mortgage Backed Securities	$320,953	$320,959	$295,347
Collateralized Debt Obligations	1,768	1,768	1,768

	$322,721	$322,727	$297,115

A detail of net investment income is presented below:

	Year Ended December 31
	2007	2006	2005

Income:
Bonds	$343,971	$363,808	$370,683
Mortgage loans on real estate	71,577	55,216	44,412
Common and preferred stocks	10,929	10,444	630
Policy loans	3,059	2,950	2,668
Derivative investments	(3,972)	(3,246)	7,643
Short-term investments, cash equivalents and cash	11,565	4,581	4,756
Other	6,406	3,766	9,723

Gross investment income	443,535	437,519	440,515
Less investment expenses	16,180	19,873	19,602

Net investment income	$427,355	$417,646	$420,913

Proceeds from sales and maturities of bonds and related gross realized gains and losses were as follows:

	Year Ended December 31
	2007	2006	2005

Proceeds	$3,517,357	$4,066,571	$3,235,404

Gross realized gains	$37,105	$18,678	$28,637
Gross realized losses	(29,308)	(48,890)	(24,203)

Net realized gains (losses)	$7,797	$(30,212)	$4,434

Gross realized losses include $9,515, $8,288 and $3,842, related to losses recognized on other than temporary declines in market values of bonds for the years ended December 31, 2007, 2006 and 2005, respectively.

At December 31, 2007, investments with an aggregate carrying amount of $3,495 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

4. Investments — (Continued)

Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:

	Realized
	Year Ended December 31
	2007	2006	2005

Bonds	$7,797	$(30,212)	$4,434
Common stocks	18,472	7,904	6,257
Preferred stocks	887	(484)	50
Mortgage loans on real estate	(2,702)	831	2,460
Derivative instruments	(2,435)	(11,266)	(6,760)
Other invested assets	9,595	7,108	1,138

	31,614	(26,119)	7,579
Federal income tax effect	(12,420)	6,849	(4,795)
Transfer to interest maintenance reserve	(11,257)	14,364	(4,392)

Net realized capital gains (losses) on investments	$7,937	$(4,906)	$(1,608)

	Changes in Unrealized
	Year Ended December 31
	2007	2006	2005

Bonds	$(1,009)	$2,569	$(1,717)
Common stocks	(297)	(1,200)	2,906
Derivative instruments	13,410	(10,278)	(3,970)
Other invested assets	1,388	2,234	(2,724)

Change in unrealized capital gains (losses)	$13,492	$(6,675)	$(5,505)

Gross unrealized gains (losses) in common stocks were as follows:

	December 31
	2007	2006

Unrealized gains	$12,751	$13,739
Unrealized losses	—	(691)

Net unrealized gains	$12,751	$13,048

There were no recorded investments in restructured securities nor any capital losses taken as a direct result of restructures in 2007. The recorded investment in restructured securities as of December 31, 2006 was $1,433. The capital losses taken as a direct result of restructures in 2006 were $202. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

There were no investments in loans for which an impairment has been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring, as of December 31, 2007 and 2006. There were no commitments to lend additional funds to debtors owing receivables whose terms have been modified in a troubled debt restructuring for either 2007 or 2006.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

4. Investments — (Continued)

During 2007 the Company issued mortgage loans with interest rates ranging from 5.79% to 7.99%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 79%. The Company has a mortgage or deed of trust on the property thereby creating a lien, which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property. As of December 31, 2007, the Company had no mortgage loans with interest more than 180 days overdue.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2007	2006	2005

Balance at beginning of period	$—	$—	$—
Additions, net charged to operations	—	—	400
Reduction due to write-downs charged against the allowance	—	—	400
Recoveries in amounts previously charged off	—	—	—

Balance at end of period	$—	$—	$—

During 2007, 2006, and 2005, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2007 and 2006, the Company held a mortgage loan loss reserve in the AVR of $11,157 and $10,105, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31,			December 31,
	2007	2006		2007	2006

South Atlantic	23%	22%	Office	29%	29%
Pacific	23	22	Industrial	21	27
Mountain	17	20	Retail	19	17
W. South Central	12	8	Agricultural	10	6
Mid-Atlantic	9	8	Apartment	9	8
E. North Central	7	9	Medical	6	7
W. North Central	3	5	Other	6	6
E. South Central	3	4
New England	3	2

At December 31, 2007, the Company had one Low Income Housing Tax Credit. The remaining years of unexpired tax credits was seven and the property was not subject to regulatory review. The length of time remaining for holding period was eleven years. There are no contingent equity commitments expected to be paid during the years 2008 to 2018. There were no impairment losses, write-downs or reclassifications during the year related to this credit.

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

4. Investments — (Continued)

either party. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange.

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2007 and 2006, the Company had replicated assets with a fair value of $6,901 and $7,088, respectively, and credit default swaps with a fair value of $45 and $72, respectively. During the years ended December 31, 2007, 2006 and 2005, the Company did not recognize any capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. At December 31, 2007, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $17,979.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets. At December 31, 2007, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amounted to $6,305.

For the years ended December 31, 2007 and 2006 the Company recorded unrealized gains (losses) of $5,986 and $(5,070), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus.

The Company did not recognize any unrealized gains or losses during 2007 or 2006 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

These instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

4. Investments — (Continued)

At December 31, 2007 and 2006, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	December 31
	2007	2006

Derivative securities:
Interest rate swaps:
Receive fixed-pay floating	$1,127,000	$716,000
Receive floating-pay fixed	179,938	251,050
Receive fixed-pay fixed	69,279	—
Receive floating-pay floating	—	100,000

The Company utilizes futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains or losses. When the contracts are closed, the Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized gains (losses) from futures contracts in the amount of $2,078, $(10,881) and $(9,313), for the years ending December 31, 2007, 2006 and 2005, respectively.

Open futures contracts at December 31, 2007, and 2006, were as follows:

		Opening	Year-End
Number of		Market	Market
Contracts	Contract Type	Value	Value

December 31, 2007:
230	FTSE Futures	$28,913	$29,436
171	S&P Futures	63,978	63,150
110	Nikkei Futures	15,400	14,779
60	Russell Futures	23,285	23,166
December 31, 2006:
130	FTSE Futures	$15,706	$15,813
120	S&P Futures	42,702	42,852
80	Nikkei Futures	10,958	11,603
50	Russell Futures	19,978	19,873

5.	Reinsurance

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

5.	Reinsurance — (Continued)

Premiums earned reflect the following reinsurance assumed and ceded amounts for the years ended December 31:

	Year Ended December 31
	2007	2006	2005

Direct premiums	$3,244,720	$2,282,667	$2,347,306
Reinsurance assumed — affiliated	151	189	279
Reinsurance assumed — unaffiliated	667,099	616,293	829,178
Reinsurance ceded — affiliated	(270,407)	(194,655)	(419,882)
Reinsurance ceded — unaffiliated	(102,112)	(117,128)	(235,363)

Net premiums earned	$3,539,451	$2,587,366	$2,521,518

Premiums ceded to affiliates for the years ended December 31, 2007, 2006 and 2005 were $270,407, $194,655 and $419,882, respectively. Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2007 and 2006 of $983,804 and $801,637, respectively.

The Company received reinsurance recoveries in the amounts of $237,826, $200,195 and $308,910, during 2007, 2006 and 2005, respectively. At December 31, 2007 and 2006, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $46,257 and $82,121, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded December 31, 2007 and 2006 of $1,216,790 and $1,037,006, respectively.

Effective January 1, 2006, the Company recaptured a modified coinsurance agreement from an unaffiliated company. As a result, modco life reserves of $125,420 were recaptured at no gain or loss.

On December 31, 2006, the Company acquired a block of credit insurance business from an unaffiliated company. The Company received consideration of $20,198 equal to the reserves and unearned premium assumed, and paid a commission expense allowance of $10,055, netting to a pre-tax loss of $10,055 ($6,535 net of tax) reflected in the Statement of Operations. Adjustments of $15,520 were made during 2007 to true up to actual 2006 reserve balances.

During 2002, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd. (TIRE), an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $9,953, which was credited directly to unassigned surplus. The Company has amortized $995 into earnings during 2007, 2006 and 2005 with a corresponding charge to unassigned surplus.

During 2005, the Company executed novation agreements associated with 18 reinsurance treaties from an affiliated entity, Transamerica International Re (Bermuda) Ltd. As a result of the novations, $181,147 of statutory reserves was assumed. Subsequently, the Company entered into a reinsurance agreement to cede these risks back to Transamerica International Re (Bermuda) Ltd. These transactions occurred with no gain or loss in the statement of operations or capital and surplus.

During 2001, the Company assumed certain traditional life insurance contracts from TOLIC. The Company recorded goodwill of $14,280 related to this transaction. The related amortization was $1,433 during 2007, 2006 and 2005. The remaining goodwill balance has been nonadmitted at December 31, 2007 and 2006.

During 2001, the Company entered into an indemnity reinsurance agreement on an inforce block of business with an unaffiliated company. The net of tax impact of $6,500 related to this transaction has been recorded directly to unassigned surplus. Subsequent to the initial gain, the Company has amortized $1,625 into earnings

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

5.	Reinsurance — (Continued)

during 2005 with a corresponding charge to unassigned surplus. At December 31, 2005, the deferred gain has been completely amortized out of unassigned surplus and into income.

6.	Income Taxes

The components of deferred taxes amounts are as follows:

	December 31
	2007	2006

Deferred tax assets:
Nonadmitted assets	$3,455	$7,789
Deferred acquisition costs	23,987	24,765
Reserves	30,818	30,156
§197 intangible amortization	3,986	7,861
Unrealized capital losses	3,891	7,850
Partnerships	—	4,801
Deferred intercompany losses	3,057	993
Other	6,926	3,609

Total deferred income tax assets	76,120	87,824
Nonadmitted deferred tax assets	34,612	53,977

Admitted deferred tax assets	41,508	33,847
Deferred tax liabilities:
Section 807(f) adjustments	3,144	3,347
Partnerships	5,199	—
Unrealized capital gains	13,728	9,769
Derivatives	2,329	1,823
Other	2,004	1,060

Total deferred income tax liabilities	26,404	15,999

Net admitted deferred tax asset	$15,104	$17,848

The change in net deferred income tax assets are as follows:

	December 31

	2007	2006	Change

Total deferred tax assets	$76,120	$87,824	$(11,704)
Total deferred tax liabilities	26,404	15,999	(10,405)

Net deferred tax asset	$49,716	$71,825	(22,109)

Tax effect of unrealized gains (losses)			1,082

Change in net deferred income tax			$(21,027)

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

6.	Income Taxes — (Continued)

	December 31

	2006	2005	Change

Total deferred tax assets	$87,824	$85,649	$2,175
Total deferred tax liabilities	15,999	37,244	21,245

Net deferred tax asset	$71,825	$48,405	23,420

Tax effect of unrealized gains (losses)			(6,307)

Change in net deferred income tax			$17,113

Nonadmitted deferred tax assets decreased (increased) $19,365, $24,781 and $(27,718) for 2007, 2006 and 2005, respectively.

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

	Year Ended December 31
	2007	2006	2005

Income tax expense (benefit) on operational gains and capital gains (losses) on investments computed at the federal statutory rate (35)%	$64,675	$34,835	$55,235
§197 intangibles	(3,875)	(3,875)	(3,875)
Amortization of IMR	(2,046)	(3,489)	(5,020)
Deferred acquisition costs — tax basis	62	5,609	(1,804)
Dividends received deduction	(3,056)	(2,463)	(3,191)
Investment income items	(940)	(2,611)	(757)
Low income housing credits	(2,028)	(2,158)	(1,730)
Prior year over accrual	(3,200)	(4,941)	(3,446)
Reinsurance transactions	(348)	(348)	(917)
Tax reserve valuation	324	(20)	3,209
All other adjustments	(801)	87	(989)

Federal income tax expense on operations and capital gains (losses) on investments	48,767	20,626	36,715
Less tax (benefit) on capital gains (losses)	12,420	(6,849)	4,795

Total federal income tax expense	$36,347	$27,475	$31,920

The total statutory income taxes are computed as follows:

	Year Ended December 31
	2007	2006	2005

Federal income tax expense on operations and capital gains (losses) on investments	$48,767	$20,626	$36,715
Change in net deferred income taxes	21,027	(17,113)	(31,527)

Total statutory income taxes	$69,794	$(3,513)	$(5,188)

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

6.	Income Taxes — (Continued)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carry forwards are determined on the basis of the consolidated group. At December 31, 2006 the life subgroup had no loss carryforwards. At December 31, 2007 the life subgroup had $71,230 of general business credit carryforwards and $25,067 of foreign tax credit carryforwards which originated in 2006 and 2007. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income. A tax return has not been filed for 2007.

Income taxes incurred during 2007 and 2005 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $59,017 and $286,973, respectively. There were no income taxes available for recoupment in 2006.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as “the policyholders’ surplus account”. Due to United States tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the policyholder surplus account balance on a tax free basis. During 2005, the Company made a distribution from the policyholder surplus account which reduced its balance at December 31, 2005 to zero.

The amount of tax contingencies calculated for the Company as of December 31, 2007 and 2006 is not material to the Company’s financial position. Therefore, the total amount of tax contingencies that, if recognized, would affect the effective income tax rate is immaterial. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest expense related to income taxes for the years ended December 31, 2007 and 2006 was not material and the Company recorded no liability for penalties.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2000. The examination for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions. An examination is underway for 2005 and 2006.

7.	Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

7.	Policy and Contract Attributes — (Continued)

amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2007		2006
		Percent		Percent
	Amount	of Total	Amount	of Total

Subject to discretionary withdrawal:
With market value adjustment	$1,066,355	7%	$1,160,610	8%
At book value less surrender charge of 5% or more	1,129,978	7	1,603,972	12
At fair value	4,892,449	32	4,444,067	31

Total with adjustment or at market value	7,088,782	46	7,208,649	51
At book value without adjustment (with minimal or no charge or adjustment)	2,872,403	19	2,736,232	19
Not subject to discretionary withdrawal	5,244,435	35	4,311,175	30

Total annuity reserves and deposit fund liabilities before reinsurance	15,205,620	100%	14,256,056	100%

Less reinsurance ceded	1,623		1,391

Net annuity reserves and deposit fund liabilities	$15,203,997		$14,254,665

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

7.	Policy and Contract Attributes — (Continued)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2007 and 2006 is as follows:

	Non-indexed
	Guaranteed	Non-
	Less than 4%	guaranteed	Total

Premiums, deposits and other considerations for the year ended December 31, 2007	$921,674	$997,692	$1,919,366

Reserves at December 31, 2007 for separate accounts with assets at:
Fair value	$2,015,589	$4,548,709	$6,564,298
Amortized cost	2,696,453	—	2,696,453

Total	$4,712,042	$4,548,709	$9,260,751

Reserves for separate accounts by withdrawal characteristics at December 31, 2007:
Subject to discretionary withdrawal:
With market value adjustment	$177,056	$—	$177,056
At book value without market value adjustment and with current surrender charge of 5% or more	61,704	—	61,704
At fair value	401,910	4,548,709	4,950,619
At book value without market value adjustment and with current surrender charge of less than 5%	84,649	—	84,649

Subtotal	725,319	4,548,709	5,274,028
Not subject to discretionary withdrawal	3,986,723	—	3,986,723

Total separate account liabilities at December 31, 2007	$4,712,042	$4,548,709	$9,260,751

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

7.	Policy and Contract Attributes — (Continued)

	Non-indexed
	Guaranteed	Non-
	Less than 4%	guaranteed	Total

Premiums, deposits and other considerations for the year ended December 31, 2006	$804,838	$676,653	$1,481,491

Reserves at December 31, 2006 for separate accounts with assets at:
Fair value	$1,972,334	$4,340,800	$6,313,134
Amortized cost	2,120,187	—	2,120,187

Total	$4,092,521	$4,340,800	$8,433,321

Reserves for separate accounts by withdrawal characteristics at December 31, 2006:
Subject to discretionary withdrawal:
With market value adjustment	$258,666	$—	$258,666
At book value without market value adjustment and with current surrender charge of 5% or more	69,146	—	69,146
At fair value	148,810	4,340,800	4,489,610
At book value without market value adjustment and with current surrender charge of less than 5%	94,858	—	94,858

Subtotal	571,480	4,340,800	4,912,280
Not subject to discretionary withdrawal	3,521,041	—	3,521,041

Total separate account liabilities at December 31, 2006	$4,092,521	$4,340,800	$8,433,321

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2007	2006	2005

Transfers as reported in the summary of operations of the separate accounts annual statement:
Transfers to separate accounts	$1,919,377	$1,481,563	$1,594,964
Transfers from separate accounts	(1,463,101)	(1,760,742)	(1,198,946)

Net transfers (from) to separate accounts	456,276	(279,179)	396,018
Other adjustments	(146)	(57)	17

Net transfers as set forth herein	$456,130	$(279,236)	$396,035

At December 31, 2007 and 2006, the Company had variable annuities with guaranteed living benefits as follows:

		Subjected		Reinsurance
		Account	Amount of	Reserve
Year	Benefit and Type of Risk	Value	Reserve Held	Credit

2007	Guaranteed Minimum Withdrawal Benefit	$10,265,272	$116,597	$—
2006	Guaranteed Minimum Withdrawal Benefit	$11,050,028	$87,719	$—

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

7.	Policy and Contract Attributes — (Continued)

is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

At December 31, 2007 and 2006, the Company had variable annuities with guaranteed death benefits as follows:

		Subjected		Reinsurance
		Account	Amount of	Reserve
Year	Benefit and Type of Risk	Value	Reserve Held	Credit

2007	Guaranteed Minimum Death Benefit	$2,007,096	$4,712	$1,623
2006	Guaranteed Minimum Death Benefit	$2,125,160	$4,253	$1,391

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2007 and 2006, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading are as follows:

	Gross	Loading	Net

December 31, 2007
Life and annuity:
Ordinary direct first year business	$644	$556	$88
Ordinary direct renewal business	152,656	1,276	151,380
Group life direct business	747	151	596
Credit Life	59	—	59
Reinsurance ceded	(65,353)	—	(65,353)

Total life and annuity	88,753	1,983	86,770
Accident and health:
Direct	3,025	—	3,025
Reinsurance ceded	—	—	—

Total accident and health	3,025	—	3,025

	$91,778	$1,983	$89,795

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

7.	Policy and Contract Attributes — (Continued)

	Gross	Loading	Net

December 31, 2006
Life and annuity:
Ordinary direct first year business	$1,739	$623	$1,116
Ordinary direct renewal business	162,023	1,306	160,717
Group life direct business	453	173	280
Credit Life	63	—	63
Reinsurance ceded	(59,237)	—	(59,237)

Total life and annuity	105,041	2,102	102,939
Accident and health:
Direct	2,591	—	2,591
Reinsurance ceded	—	—	—

Total accident and health	2,591	—	2,591

	$107,632	$2,102	$105,530

At December 31, 2007 and 2006, the Company had insurance in force aggregating $100,891,321 and $113,559,242, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $109,934 and $113,200 to cover these deficiencies at December 31, 2007 and 2006, respectively.

8.	Capital and Surplus

As of December 31, 2007, the Company had 44,175 shares of 6% non-voting, non-cumulative preferred stock issued and outstanding. AEGON USA, Inc. owns 38,609 shares and Transamerica Occidental Life Insurance Company owns 5,566 shares. Par value is $10 per share, and the liquidation value is $1,286.72 per share.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, the Company meets the RBC requirements.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2008, without prior regulatory approval, is $81,079.

The Company held special surplus funds in the amount of $3,791 and $2,825, as of December 31, 2007 and 2006, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

9.	Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair market value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

9.	Securities Lending — (Continued)

securities, respectively. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair market value of the loaned security.

At December 31, 2007 and December 31, 2006, respectively, securities in the amount of $269,410 and 657,462 were on loan under security lending agreements. At December 31, 2007, the collateral the Company received from securities lending was in the form of cash.

10.	Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. The Company’s allocation of pension expense for 2007, 2006 and 2005 was $7, $3 and $6, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Benefits expense of $5 was allocated each year for 2007, 2006 and 2005.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was negligible for 2007, 2006 and 2005.

11.	Related Party Transactions

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company’s parent as needed.

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2007, 2006 and 2005, the Company paid $24,042, $24,428 and $22,416, respectively, for these services, which approximates their costs to the affiliates.

During 2006, the Company executed an administration service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

11.	Related Party Transactions — (Continued)

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2007, 2006 and 2005, the Company paid net interest of $950, $870 and $688, respectively, to affiliates. At December 31, 2007 and 2006, the Company has a net amount of $40,846 and $19,839, respectively, due to affiliates. Terms of settlement require that these amounts are settled within 90 days. At December 31, 2007, the Company had short-term notes receivable of $75,100 and $46,700 from Monumental Life Insurance Company and Transamerica International Reinsurance Bermuda Ltd (TIRE), respectively. The Monumental Life note is due by December 18, 2008 and the TIRE note is due by December 27, 2008. Both notes bear interest at 4.75%. At December 31, 2006, the Company had a short-term note receivable of $31,800 from AEGON. The note was due on December 26, 2007 and had an interest rate of 5.25%. This note was repaid in February of 2007. These notes are reported as short-term investments in 2007.

No capital contributions were received in 2005, 2006, or 2007.

On December 19, 2007, the Company paid preferred and common stock dividends of $3,410 and $196,590, respectively, which were approved by the Department of Insurance of the State of New York. AEGON and TOLIC received a preferred stock dividend of $2,980 and $430, respectively, and common stock dividends of $171,820 and $24,770, respectively. The Company did not pay a common or preferred stock dividend to its parent companies in 2006.

On October 13, 2005, the Company paid a preferred and common stock dividend of $3,410 and $1,590, respectively, which were approved by the Department of Insurance of the State of New York. AEGON and TOLIC received a preferred stock dividend of $2,980 and $430, respectively and common stock dividends of $1,390 and $200, respectively.

12.	Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The were no securities of NAIC designation 3 or below sold during 2007 and reacquired within 30 days of the sale date.

13.	Commitments and Contingencies

The Company has issued synthetic GIC contracts to plan sponsors totaling $124,454 as of December 31, 2007. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium, which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material effect on reported financial results. The assets relating to such contracts are not recognized in the Company’s statutory-basis financial statements. A contract reserve of $1,000 at December 31, 2007 and 2006 has been established for the possibility of unexpected benefit payments at below market interest rates.

The Company has contingent commitments for $31,276 and $46,820 at December 31, 2007 and 2006, respectively, for joint ventures, partnerships and limited liability companies. There were no LIHTC commitments as of December 31, 2007.

Transamerica Financial Life Insurance Company

Notes to Financial Statements — Statutory Basis — (Continued)
(Dollars in Thousands)

13.	Commitments and Contingencies — (Continued)

The Company may pledge assets as collateral for derivative transactions. At December 31, 2007, the Company has pledged invested assets with a carrying value and market value of $15,832 and $15,617, respectively, in conjunction with these transactions.

At December 31, 2006, the net amount of securities being acquired on a “to be announced” (TBA) basis was $7,468. There were no securities being acquired on a TBA basis at December 31, 2007.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The guaranty fund credit was $331, $444 and $672, for 2007, 2006 and 2005, respectively.

14.	Managing General Agents

For years ended December 31, 2007, 2006 and 2005, the Company had $47,145, $42,950 and $30,453, respectively, of direct premiums written by The Vanguard Group, Inc. For the year ended December 31, 2007, the Company had $5,828 and $9,420, respectively, of direct premiums written by Vision Financial Corp and Benefit Marketing Systems, Inc.

					Total Direct
Name and Address of			Types of	Types of	Premiums
Managing General Agent or		Exclusive	Business	Authority	Written/
Third-Party Administrator	FEIN	Contract	Written	Granted	Produced By

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and income annuities	C,B,P,U	$47,145
Vision Financial Corp. 17 Church Street P.O. Box 506 Keene, NH 03431-0506	02-0430860	No	Universal life	Full service w/o claims	$5,828
Benefit Marketing Systems, Inc. 1705 W. Northwest Hwy, Ste 140 Grapevine, TX 76051	58-2022585	No	Universal life	Full service w/o claims	$9,420

15.	Subsequent Events

On March 25, 2008, the Board of Directors of the Company approved the declaration, subject to regulatory approval, of a total dividend of $300,000 to its shareholders concurrent with the contribution by AEGON, as a shareholder, of $150,000 in exchange for the issuance by the Company of a surplus note totaling $150,000 issued entirely to AEGON.

Statutory-Basis Financial
Statement Schedules

Transamerica Financial Life Insurance Company

Summary of Investments — Other Than
Investments in Related Parties
(Dollars in Thousands)
December 31, 2007

SCHEDULE I

			Amount at
			Which
			Shown in the
Type of Investment	Cost(1)	Fair Value	Balance Sheet

Fixed maturities
Bonds (unaffiliated):
United States Government and government agencies and authorities	$168,187	$175,352	$168,187
States, municipalities and political subdivisions	123,061	124,448	123,061
Foreign governments	110,030	114,294	110,030
Public utilities	437,529	439,890	437,529
All other corporate bonds	4,904,507	4,858,097	4,904,507
Preferred stock	155,785	151,975	155,785

Total fixed maturities	5,899,099	5,864,056	5,899,099
Equity securities
Common stocks (unaffiliated):
Industrial, miscellaneous and all other	3,777	16,183	16,183

Total equity securities	3,777	16,183	16,183
Mortgage loans on real estate	1,174,369		1,174,369
Policy loans	49,804		49,804
Other invested assets (unaffiliated)	76,284		76,284
Cash, cash equivalents and short-term investments (unaffiliated)	618,428		618,428
Derivatives	6,322		6,322

Total investments	$7,828,083		$7,840,489

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and other than temporary impairments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information
(Dollars in Thousands)

SCHEDULE III

						Benefits,
						Claims
	Future Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating	Premiums
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses	Written

Year ended December 31, 2007
Individual life	$924,646	$—	$84,675	$362,636	$61,817	$303,227	$157,932
Individual health	18,044	10,862	9,653	33,874	2,306	21,645	14,679	$32,756
Group life and health	23,394	1,051	4,691	33,415	1,661	21,392	8,625	31,438
Annuity	5,710,310	—	328	3,109,526	361,571	2,897,402	551,202

	$6,676,394	$11,913	$99,347	$3,539,451	$427,355	$3,243,666	$732,438

Year ended December 31, 2006
Individual life	$891,724	$—	$100,932	$368,993	$58,572	$347,758	$132,776
Individual health	18,392	10,067	8,453	31,243	1,946	29,479	13,922	$31,208
Group life and health	19,339	1,099	4,788	33,158	1,420	22,600	6,482	31,998
Annuity	5,590,652	—	207	2,153,972	355,708	2,674,987	(193,976)

	$6,520,107	$11,166	$114,380	$2,587,366	$417,646	3,074,824	(40,796)

Year ended December 31, 2005
Individual life	$846,139	$—	$87,428	$239,326	$56,163	$237,642	$146,236
Individual health	15,348	3,967	8,489	32,907	1,695	21,073	12,815	$32,916
Group life and health	15,357	1,279	5,366	35,676	1,280	21,698	6,716	35,746
Annuity	5,715,721	—	467	2,213,609	361,775	2,054,337	477,001

	$6,592,565	$5,246	$101,750	$2,521,518	$420,913	$2,334,750	$642,768

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance
(Dollars in Thousands)

SCHEDULE IV

					Percentage of
			Assumed From		Amount
		Ceded to Other	Other	Net	Assumed to
	Gross Amount	Companies	Companies	Amount	Net

Year ended December 31, 2007
Life insurance in force	$11,199,289	$184,378,157	$281,884,603	$108,705,735	259%

Premiums:
Individual life	$94,030	$371,975	$640,579	$362,634	177%
Individual health	32,756	155	1,273	33,874	4
Group life and health	31,438	51	2,029	33,416	6
Annuity	3,086,496	338	23,369	3,109,527	1

	$3,244,720	$372,519	$667,250	$3,539,451	19%

Year ended December 31, 2006
Life insurance in force	$10,347,447	$172,055,005	$276,603,971	$114,896,413	241%

Premiums:
Individual life	$89,997	$311,316	$590,313	$368,993	160%
Individual health	31,208	197	232	31,243	1
Group life and health	31,998	(141)	1,018	33,157	3
Annuity	2,129,464	411	24,919	2,153,973	1

	$2,282,667	$311,783	$616,482	$2,587,366	24%

Year ended December 31, 2005
Life insurance in force	$9,365,627	$191,301,724	$266,564,177	$84,628,080	315%

Premiums:
Individual life	$87,356	$652,454	$804,424	$239,326	336%
Individual health	32,916	303	294	32,907	1
Group life and health	35,746	1,880	1,810	35,676	5
Annuity	2,191,288	608	22,929	2,213,609	1

	$2,347,306	$655,245	$829,457	$2,521,518	33%

(This page intentionally left blank.)

(This page intentionally left blank.)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
4 Manhattanville Road, Purchase, New York 10577
(914) 697-8000

2538 (Rev. 5/08)